UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.  )

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☐	Soliciting Material under §240.14a 12

Ritchie Bros. Auctioneers Incorporated

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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RITCHIE BROS.

2017 Proxy Statement

Ring 1 Theatre
CATERPILLAR
CATERPILLAR
CAT
KRAMER

Edmonton, AB

RITCHIE BROS. Auctioneers® | RITCHIE BROS. EQUIPMENT ONE | PRIVATE TREATY A Ritchie Bros. Solution | RITCHIE BROS. Financial Services | MASCUS

RBA LISTED NYSE

RBA LISTED ON TMX

RITCHIE BROS. AUCTIONEERS INCORPORATED
9500 GLENLYON PARKWAY, BURNABY, BRITISH COLUMBIA V5J 0C6

Dear Fellow Shareholders,

2016 was an exceptionally busy year for Ritchie Bros., as we built out our multichannel strategy, and grew our regional and sector penetration in our core auction business. We acquired Mascus — our new equipment sales listing service. We obtained 100% ownership of Ritchie Bros. Financial Services. We acquired Petrowsky Auctioneers and Kramer Auctions. We grew our Private Treaty sales offering. And we announced the impending acquisition of IronPlanet. All of these activities have significantly strengthened our sales offering, and provided even more transaction and financing options to our valued customers. We truly believe Ritchie Bros. is better positioned today than ever before, to meet the asset management and disposition needs of all equipment owners — especially those in the construction, transportation and agricultural sectors.

On May 1, 2017, Ritchie Bros. Auctioneers will host its Annual and Special Meeting of Shareholders in Toronto. We invite all registered shareholders to attend the meeting, which will be held at the Fairmont Royal York Hotel (100 Front Street West, Toronto) at 11:00 am Eastern. During the meeting, we will provide a brief review of our 2016 achievements and our growth strategy, conduct the official business of the meeting, and welcome questions from registered shareholders.

The attached Notice of Annual Shareholders Meeting and Proxy Statement contain details of the business to be conducted at the meeting. Whether or not you attend the meeting in person, it is important your shares be represented and voted. We encourage you to read the accompanying proxy statement as it contains important information about the meeting, who is eligible to vote, how to vote, the nominated directors, our governance practices and compensation of our executives and directors.

On behalf of the Board of Directors and company management, we thank you for your continued investment in Ritchie Bros. Auctioneers and look forward to serving you in the future.

Sincerely,

Beverley Briscoe Chair of the Board Ritchie Bros. Auctioneers Incorporated	Ravi Saligram Director and Chief Executive Officer Ritchie Bros. Auctioneers Incorporated

March 20, 2017

RITCHIE BROS. AUCTIONEERS INCORPORATED
9500 GLENLYON PARKWAY, BURNABY, BRITISH COLUMBIA V5J 0C6

NOTICE OF ANNUAL AND
SPECIAL MEETING OF SHAREHOLDERS

TO THE SHAREHOLDERS:

NOTICE IS HEREBY GIVEN that an Annual and Special Meeting (the “Meeting”) of the shareholders of RITCHIE BROS. AUCTIONEERS INCORPORATED (the “Company”) will be held at the Fairmont Royal York, 100 Front Street W, Toronto Ontario, Canada, on May 1, 2017 at 11:00 a.m. (Eastern time), for the following purposes:

1.	to receive the financial statements of the Company for the financial year ended December 31, 2016 and the report of the auditors thereon;
2.	to elect the directors of the Company to hold office until their successors are elected at the next annual meeting of the Company;
3.	to consider and, if deemed advisable, to approve, on an advisory basis, a non-binding advisory resolution accepting the Company’s approach to executive compensation, as more particularly described in the accompanying proxy statement;
4.	to appoint the auditors of the Company to hold office until the next annual meeting of the Company and to authorize the Audit Committee of the Board of Directors to fix the remuneration to be paid to the auditors;
5.	to consider and, if deemed advisable, to pass, an ordinary resolution to ratify, confirm and approve certain amendments to the Company’s 2013 Performance Share Unit Plan (the “2013 PSU Plan”) and the grant agreement dated August 11, 2014 between the Company and Ravichandra Saligram (the “Sign-On Grant Agreement”) under the 2013 PSU Plan (together, the “2013 PSU Plan Amendment”) approved and adopted by the Board in February of 2017, including provisions permitting the Company to pay vested performance share units (“PSUs”) under the Sign-On Grant Agreement either in cash or by issuing common shares, as opposed to payment only in cash, and setting the aggregate maximum number of the Company’s common shares reserved for issuance pursuant to the Sign-On Grant Agreement at 150,000 common shares; and
6.	to transact such other business as may properly be brought before the Meeting.

Further information regarding the matters to be considered at the Meeting is set out in the accompanying proxy statement.

The directors of the Company have fixed the close of business on March 16, 2017 as the record date for determining shareholders entitled to receive notice of and to vote at the Meeting. Only registered shareholders of the Company as of March 16, 2017 will be entitled to vote, in person or by proxy, at the Meeting.

Shareholders are requested to date, sign and return the accompanying form of proxy for use at the Meeting, whether or not they are able to attend personally. To be effective, forms of proxy must be received by Computershare Trust Company of Canada, Attention: Proxy Department, 100 University Avenue, 9th Floor,

Toronto, Ontario, M5J 2Y1, no later than 48 hours (excluding Saturdays, Sundays and holidays) before the time of the Meeting or any adjournment thereof. Shareholders may also vote on the internet by visiting the website included on the proxy form and following the online voting instructions.

All non-registered shareholders who receive these materials through a broker or other intermediary should complete and return the materials in accordance with the instructions provided to them by such broker or intermediary.

DATED at Vancouver, British Columbia, as of this 20th day of March, 2017.

By Order of the Board of Directors

Darren Watt
Corporate Secretary

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR
THE ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 1, 2017

The Company’s Proxy Statement and Annual Report on Form 10-K for the year ended
December 31, 2016 are available at www.rbauction.com

RITCHIE BROS. AUCTIONEERS INCORPORATED

PROXY STATEMENT

i

ii

PROXY STATEMENT
FOR

ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 1, 2017

The Annual and Special Meeting of Shareholders (the “Meeting”) of Ritchie Bros. Auctioneers Incorporated (the “Company”) will be held on May 1, 2017 at the Fairmont Royal York, Toronto, Ontario, Canada at 11:00 a.m. (Eastern time). We are providing the Notice of Annual and Special Meeting of Shareholders, this Proxy Statement and form of proxy in connection with the solicitation by the Company’s Board of Directors (the “Board”) of proxies for the Meeting. The Notice of Annual and Special Meeting of Shareholders, this Proxy Statement and the form of proxy will be first mailed to holders of the Company’s common shares on or about March 30, 2017.

You are invited to attend the Meeting at the above stated time and location. If you plan to attend and your shares are held in “street name” — in an account with a bank, broker, or other nominee — you should follow the procedures in the materials and request for voting instructions provided by or on behalf of such broker, bank or other nominee and arrange to be appointed as a proxy holder.

You can vote your shares by completing and returning the proxy card, or, if you are a non-registered/beneficial holder, by following the instructions set forth in the voting instruction form provided by or on behalf of your broker, bank or other nominee.

Unless the context requires otherwise, references in this Proxy Statement to “we,” “us,” and “our” refer to Ritchie Bros. Auctioneers Incorporated. Dollar amounts are presented in U.S. dollars unless otherwise specified. Except as otherwise stated, the information herein is given as of March 10, 2017.

If you need directions to attend the meeting and vote in person, please contact our Corporate Secretary at 9500 Glenlyon Parkway, Burnaby, British Columbia V5J 0C6, Canada or by calling us at 778-331-5500.

Questions and Answers About the Meeting, Proxy Materials and Voting

Why am I receiving this Proxy Statement and proxy card?

The Company is providing the Notice of Annual and Special Meeting of Shareholders, this Proxy Statement and proxy card directly to shareholders who are shareholders of record at the close of business on March 16, 2017 and are entitled to vote at the Meeting. This Proxy Statement describes issues on which the Company would like you, as a shareholder, to vote. It provides information on these issues so that you can make an informed decision. You do not need to attend the Meeting to vote your shares.

When you submit your executed proxy card, you appoint the proxy holders nominated by management, Beverley A. Briscoe, Chair of the Board, or Ravi K. Saligram, Chief Executive Officer (the “CEO”) of the Company, with full power of substitution, your representatives at the Meeting. A shareholder has the right to appoint a person other than the nominees of management named in the enclosed instrument of proxy to represent the shareholder at the Meeting. To exercise this right, a shareholder should insert the name of its nominee in the blank space provided. A person appointed as a proxy holder need not be a shareholder of the Company. As your representative(s), your proxy holder(s) will vote or withhold from voting the shares represented by the proxy at the Meeting (or any adjournments or postponements) in accordance with your instructions on any ballot that may be called for. If you specify a choice in the proxy as to how your shares are to be voted with respect to any matter to be acted upon, the shares will be voted accordingly. With proxy voting, your shares will be voted whether or not you attend the Meeting. Even if you plan to attend the Meeting, we recommend that you return your proxy card in advance of the Meeting.

The proxy in the accompanying form, when properly completed and delivered and not revoked, will confer discretionary authority upon a proxy holder named therein to vote your shares on any amendments or variations to matters identified in the accompanying Notice of Annual and Special Meeting of Shareholders and any other matter which may properly come before the meeting in respect of which such proxy has been granted, subject to any limitations imposed by law.

Why does my name not appear as a shareholder of record?

Many, if not most, investors own their shares through a broker dealer or other nominee. Broker dealers frequently clear their transactions through other broker dealers, and may hold the actual certificates for shares in the name of securities depositories, such as Cede & Co. (operated by the Depository Trust Company) in the U.S. or CDS Clearing and Depository Services Inc. in Canada. In such a case, only the ultimate certificate holder appears on our records as a shareholder, even though that nominee may not have any economic interest in the shares that you actually own through your broker dealer. You should contact your broker dealer for more information about this process.

If your shares are held in an account with a brokerage firm, bank, dealer, or other similar organization, then you are the non-registered/beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by or on behalf of that organization. The registered holder of the shares is considered the shareholder of record for purposes of voting at the Meeting. As a beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote the shares in your account by following the instructions on the voting instruction form that is provided by or on behalf of the intermediary. You are also invited to attend the Meeting. However, since you are not the shareholder of record, you may not attend the Meeting and vote your shares in person at the Meeting unless you arrange with your broker, bank, or other nominee to be appointed as proxy holder.

Who is making this solicitation and who will pay the related costs?

This solicitation is made on behalf of the management of the Company. No director has given management notice that he or she intends to oppose any action intended to be taken by management at the Meeting. The Company will bear the cost of soliciting proxies. In an effort to have as large a representation at the Meeting as possible, the Company’s directors, officers and employees may solicit proxies by telephone or in person in certain circumstances. These individuals will receive no additional compensation for their services other than their regular salaries. Upon request, the Company will reimburse brokers, dealers, banks, voting trustees and their nominees who are holders of record of the Company’s common shares on the record date for the reasonable expenses incurred for mailing copies of the proxy materials to the beneficial owners of such shares.

When is the record date?

The Board has fixed March 16, 2017, as the record date for the Meeting. Only holders of our common shares as of the close of business on that date will be entitled to vote at the Meeting.

How many shares are outstanding and how many votes can be cast by all shareholders?

A total of 106,920,873 common shares were outstanding as of March 16, 2017. Votes may be cast on each matter presented, consisting of one vote for each common share of the Company outstanding as of the record date.

Are there any shareholders that hold more than 10% of the shares that may be voted?

To the knowledge of the Company’s directors or executive officers, based on filings with Canadian securities regulators and the U.S. Securities and Exchange Commission (the “SEC”), no person beneficially owns, or controls or directs, directly or indirectly, common shares of the Company carrying more than 10% of the voting rights attached to all voting shares of the Company other than Baillie Gifford & Co., which reported beneficial ownership of 11,899,567 common shares as of December 31, 2016, representing 11.13% of the issued and outstanding common shares of the Company as of March 16, 2017.

What items of business will be voted on at the Meeting and how does the Board recommend that I vote?

Shareholders will be being asked to vote on the following:

•	the election of eight directors for terms expiring in 2018;
•	an advisory vote on executive compensation;
•	the appointment of Ernst & Young LLP as the Company’s auditor for the fiscal year ending December 31, 2017 and to authorize the Audit Committee of the Board to fix the remuneration to be paid to the auditors;
•	the 2013 PSU Plan Amendment; and
•	any other business that may properly come before the Meeting.

The Board recommends a vote:

•	FOR each of the nominees to the Board;
•	FOR the advisory vote on executive compensation;
•	FOR the appointment of Ernst & Young LLP as our auditors for the fiscal year ending December 31, 2017 and authorization of the Audit Committee to fix the remuneration to be paid to the auditors; and
•	FOR the approval of the 2013 PSU Plan Amendment.

What are my voting rights if I hold common shares?

Each common share is entitled to one vote. No cumulative rights are authorized, and dissenters’ rights are not applicable to any of the matters being voted upon.

How do I vote if I am a registered shareholder?

If you are a registered shareholder, you may vote your shares by promptly completing, signing and returning the enclosed proxy card in the enclosed envelope, by using the internet following the instructions on the form of proxy or by attending the Meeting in person and voting. Joint owners wishing to complete a proxy form must each sign the proxy card.

How do I vote if I am a non-registered/beneficial holder?

If you are a non-registered/beneficial holder, you should receive a voting instruction form from a broker dealer or other nominee that you may use to instruct such persons how to vote your shares. If you receive a voting instruction form, you may exercise voting rights in respect of those shares in accordance with the procedures provided by the broker dealer or other nominee, which may include voting by mail, telephonically by calling the telephone number shown on the voting form or via the internet at the web site shown on the voting instruction form. If you are a non-registered/beneficial holder, you are not considered to be a shareholder of record, and you will not be permitted to vote your shares in person at the Meeting unless you have obtained a proxy for those shares from the person who holds your shares of record. Should you require additional information regarding the Meeting, please contact our Corporate Secretary at 9500 Glenlyon Parkway, Burnaby, British Columbia V5J 0C6, Canada or by calling us at 778-331-5500.

Can shareholders vote in person at the Meeting?

If you prefer, you may vote at the Meeting. If you hold your shares through a brokerage account but do not have a physical share certificate, or the shares are registered in someone else’s name, you should arrange with your stockbroker or the registered owner to be appointed as proxy holder entitling you to vote at the Meeting.

What does it mean if I receive more than one proxy card?

If you receive more than one proxy card, it likely means that you have multiple accounts with the Company’s transfer agent and/or with stockbrokers. Please vote or arrange for voting of all of the shares.

What if I share an address with another shareholder and we received only one copy of the proxy materials or what if I receive multiple copies?

SEC rules permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and notices with respect to two or more shareholders sharing the same address by delivering a single proxy statement or a single notice addressed to those shareholders. This process, which is commonly referred to as “householding”, provides cost savings for companies. Some brokers household proxy materials, delivering a single proxy statement or notice to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement or notice, or if you are receiving duplicate copies of these materials and wish to have householding apply, please notify your broker. You may also call (800) 542-1061 or write to: Householding Department, 51 Mercedes Way, Edgewood, New York 11717, and include your name, the name of your broker or other nominee, and your account number(s). You can also request prompt delivery of a copy of this proxy statement and the annual report by written request to our Corporate Secretary at 9500 Glenlyon Parkway, Burnaby, British Columbia V5J 0C6, Canada or by calling us at 778-331-5500.

May I revoke my proxy or change my vote?

Yes. If you are a registered shareholder, you may revoke your proxy by:

•	signing another proxy with a later date and delivering it to Computershare Investor Services, Inc., 100 University Avenue, Toronto, Ontario, Canada, M5J 2Y1 (according to the instructions on the proxy), not less than 48 hours (excluding Saturdays, Sundays and holidays) before the time for holding the Meeting;
•	attending the Meeting in person and registering with the scrutineer of the Meeting as a shareholder present in person and by signing and dating a written notice of revocation;
•	signing and dating a written notice of revocation and delivering it to the registered office of the Company, 9500 Glenlyon Parkway, Burnaby, British Columbia V5J 0C6, Canada, at any time up to and including the last business day preceding the day of the Meeting or to the Chair of the Meeting on the day of the Meeting; or
•	in any other manner provided by law.

In addition, if you are a registered shareholder and received a proxy and have voted using the internet following the instructions as described in the form of proxy you may change your vote by following the procedures described in the form of proxy.

If you are not a registered shareholder, and wish to change your proxy nominee or your vote, you should consult your broker or nominee with respect to submitting new voting instructions. Intermediaries may set deadlines for the receipt of revocation notices that are farther in advance of the Meeting than those set out above and, accordingly, any such revocation should be completed well in advance of the deadline prescribed in the form of proxy or voting instruction form to ensure it is given effect at the Meeting.

How many votes do you need to hold the Meeting?

To conduct the Meeting, the Company must have a quorum, which means that two persons must be present in person, and each entitled to vote and holding or representing by proxy not less than 33% of the votes entitled to be cast at the Meeting.

How are abstentions and broker non-votes counted?

Shares held or represented by proxy by persons present at the Meeting in respect of which the holder or proxy holder does not vote, or abstains from voting, with respect to any proposal are counted for purposes of establishing a quorum. If a quorum is present, abstentions will not be included in vote totals and will not affect the outcome of the vote of any proposal contained in this year’s Proxy Statement. “Broker non-vote” shares held in “street name” by brokers or nominees, who do not have discretionary authority to vote such shares as to a particular matter, which are held or represented by proxy by a person present at the meeting will be counted for purposes of establishing a quorum. If a quorum is present, broker non-votes will not be counted as votes in favor of such matter or, in the case of election of directors, as votes “withheld” with respect to such election, and also will not be counted as shares voting on such matter. Accordingly, abstentions and broker non-votes will have no effect on the voting on a matter that requires the affirmative vote of a certain percentage of the shares voting on the matter.

Under the rules of the New York Stock Exchange (“NYSE”), brokers or nominees are entitled to vote shares held for a beneficial owner on “routine” matters, such as the appointment of Ernst & Young LLP as our independent auditors, without instructions from the beneficial owner of those shares. However, absent instructions from the beneficial owner of such shares, a nominee is not entitled to vote shares held for a beneficial owner on certain “non-routine” matters. The election of our directors, the advisory vote on executive compensation and the approval of the 2013 PSU Plan Amendment are considered non-routine matters. Accordingly, if you hold your shares in street name, it is critical that you arrange to exercise your voting right if you want it to count on all matters to be decided at the Meeting.

How many votes are needed to elect directors?

A plurality of the votes cast at the Meeting are required to elect Board nominees. The eight nominees receiving the highest number of affirmative votes cast at the Meeting will be elected as our directors; provided, however, that the Board has adopted a majority voting policy applicable to any uncontested election of directors which requires a nominee who receives a greater number of votes marked “WITHHOLD” than votes “FOR” to promptly tender his or her resignation. See “Proposal One: Election of Directors — Questions and Answers about the Election of Directors — Might directors elected be required to resign?” on page 9 for more information on the majority voting policy. A properly executed proxy card or voting instruction form marked “withheld” with respect to the election of any director nominee will not be voted and will not count for or against such nominee, except as provided in the majority voting policy.

How many votes are needed to approve the advisory vote on executive compensation?

Approval, on an advisory basis, of the overall compensation of our Named Executive Officers (as defined below) and our compensation philosophy, policies and practices requires the affirmative vote of a majority (greater than 50%) of the votes cast at the Meeting.

While we intend to carefully consider the voting results of this proposal, the final vote is advisory in nature and therefore not binding on us, our Board or the Compensation Committee. Our Board and Compensation Committee value the opinions of all of our shareholders and will consider the outcome of this vote when making future decisions on executive compensation.

How many votes are needed to appoint Ernst & Young LLP as the Company’s auditor for the fiscal year ending December 31, 2017 and to authorize the Audit Committee to fix the remuneration of the authors?

The appointment of Ernst & Young LLP as our auditor and authorization of the Audit Committee to fix the remuneration of the auditors requires a majority (greater than 50%) of the votes cast at the Meeting, and votes cast includes only those votes cast “FOR” this proposal. A properly executed proxy card or voting instruction form marked “WITHHOLD” with respect to this proposal will not be voted and will not count for or against this proposal.

How many votes are needed to approve the 2013 PSU Plan Amendment?

The ordinary resolution approving the 2013 PSU Plan Amendment requires the affirmative vote of a majority (greater than 50%) of the votes cast at the Meeting.

Will my shares be voted if I do not sign and return my Proxy Card or Voting Instruction Form?

If your shares are registered in your name and you do not sign and return your proxy card, or attend and vote in person, your shares will not be voted at the Meeting. If your shares are held through an account with a brokerage firm, bank, dealer or other nominee, your brokerage firm or other nominee, under certain circumstances, may vote your shares.

How are votes counted?

If your instructions as to voting in any proxy card or voting instruction form are certain, your shares will be voted or withheld from voting in accordance with your instructions. If you do not specify a choice in the proxy card or voting instruction form as to any of the following matters, and one of the proxy holders recommended by management is appointed as proxy holder, your shares will be voted:

•	FOR the election of each director nominee named in this Proxy Statement;
•	FOR the advisory vote on executive compensation;

•	FOR appointment of Ernst & Young LLP as the Company’s auditor for the fiscal year ending December 31, 2017 and authorization of the Audit Committee to fix the auditors’ remuneration; and
•	FOR the approval of the 2013 PSU Plan Amendment.

Voting results will be tabulated and certified by a representative of Computershare Investor Services, Inc., scrutineer of the Meeting.

What happens if additional matters are presented at the Meeting?

Management of the Company is not aware of any amendments to or variations of any of the matters identified in the enclosed Notice of Annual and Special Meeting of Shareholders nor of any other business which may be brought before the Meeting. The proxy in the accompanying form, when properly completed and delivered and not revoked, will confer discretionary authority upon a proxy holder named therein to vote your shares on any amendments or variations of any of the matters identified in the accompanying Notice of Annual and Special Meeting and on any other matter that may properly be brought before the Meeting in respect of which such proxy has been granted, subject to any limitations imposed by law.

Where can I find the voting results of the Meeting?

The Company intends to publish the voting results of the Meeting in a Current Report on Form 8-K, which will be filed with the SEC at www.sec.gov within four business days after the date of the Meeting and on SEDAR at www.sedar.com.

How can I obtain additional information, including a copy of the Proxy Statement and the 2016 Annual Report on Form 10-K?

The Company will mail, without charge to any registered holder or beneficial owner of common shares, upon written request, a copy of its Annual Report on Form 10-K for the fiscal year ended December 31, 2016, including the consolidated financial statements, management’s discussion and analysis of financial condition and results of operations, schedules and list of exhibits, and any particular exhibit specifically requested, any interim financial statements of the Company and the relevant management’s discussion and analysis of financial condition and results of operations that have been filed with securities regulators for any period after the end of the Company’s most recently completed financial year and the Company’s information circular/proxy statement in respect of its most recent annual and special meeting of shareholders. Requests should be sent to our Corporate Secretary at 9500 Glenlyon Parkway, Burnaby, British Columbia V5J 0C6, Canada. The Company may require payment of a reasonable charge for reproduction if a person that is not a registered shareholder or beneficial owner of common shares makes the request. This Proxy Statement, the Annual Report on Form 10-K and additional information relating to the Company are also available at www.rbauction.com, on SEDAR at www.sedar.com and on EDGAR at www.sec.gov. Financial information is provided in the Company’s comparative financial statements and management’s discussion and analysis of financial condition and results of operations for the year ended December 31, 2016.

Proposal One: Election of Directors

Questions and Answers about the Election of Directors

What is the current composition of the Board?

The Company’s Articles of Amalgamation require the Board to have at least three and no more than ten directors and provide that the Board is authorized to determine the actual number of directors within that range. The current Board is composed of the following eight directors: Ravichandra (Ravi) K. Saligram, Beverley Briscoe, Robert G. Elton, Erik Olsson, Eric Patel, Edward B. Pitoniak, Sarah Raiss and Christopher Zimmerman. The Board has determined that the number of directors following the Meeting shall be eight, which is the number of directors to be elected at the Meeting.

Is the Board divided into classes? How long is the term?

No, the Board is not divided into classes. All directors are elected for one-year terms to hold office until the next annual meeting of shareholders unless he or she sooner ceases to hold office.

Who can nominate individuals for election as directors?

Shareholders may nominate director candidates pursuant to and in accordance with the provisions of the Company’s by-laws, which includes advance notice provisions for nominations of directors by shareholders, and of the Canada Business Corporations Act (the “CBCA”). The advance notice provisions require advance notice to the Company of nominations for persons for election to the Board in circumstances where nominations are made other than pursuant to a shareholder proposal made in accordance with the provisions of the CBCA or a requisition of shareholders made in accordance with the CBCA. Shareholders should note that nominations for directors must be made in compliance with the procedures in the Company’s by-laws, which include requirements to notify the Company in writing in advance of an intention to nominate directors for election to the Board prior to any annual or special meeting of shareholders and sets forth the information that a shareholder must include in such notice. Please see the information under “Shareholder Proposals and Director Nominations” on page 109.

The Company has not received any director nominations in connection with the Meeting.

Who is standing for election this year?

The following eight current Board members are being nominated by or at the direction of the Board, based on the recommendation of the Nominating and Corporate Governance Committee:

•	Ravi K. Saligram
•	Beverley Briscoe
•	Robert G. Elton
•	Erik Olsson
•	Eric Patel
•	Edward B. Pitoniak
•	Sarah Raiss
•	Christopher Zimmerman

Each of the nominees, except Mr. Saligram, qualifies as independent under applicable NYSE listings standards and Canadian securities laws and regulations and the rules of the Toronto Stock Exchange (the “TSX”). See “Corporate Governance — Independence of the Directors” on page 23 for a summary of how “independence” is determined. Additional information concerning the above nominees, including their ages, positions and offices held with the Company, and terms of office as directors, is set forth below under “Information Concerning the Nominees to the Board of Directors” on page 10.

What if a nominee is unable or unwilling to serve?

If any one or more of the nominees named in this Proxy Statement is unable to serve or for good cause will not serve, then the persons voting the accompanying proxy may in their discretion vote for a substitute. The persons named in the enclosed form of proxy intend to vote for the election of any such substitute nominee. Each of the nominees has agreed to serve, if elected, and the Board is not presently aware of any reason that would prevent any nominee from serving as a director if elected.

How are nominees elected?

In the election of directors you may vote “FOR” each or any of the nominees, or you may “WITHOLD” from voting for each or any of the nominees. The eight nominees receiving the highest number of votes “FOR” cast in person or by proxy at the Meeting will be elected as directors.

Might directors elected be required to resign?

Yes. The Board has adopted a majority voting policy that will apply to any uncontested election of directors. Pursuant to this policy, any nominee for director who receives a greater number of votes marked “WITHHOLD” than votes “FOR” such election will promptly tender his or her resignation to the Chair of the Board following the Meeting. The Board’s Nominating and Corporate Governance Committee will consider the offer of resignation and make a recommendation to the Board whether to accept it.

In making its recommendation with respect to a director’s resignation, the Nominating and Corporate Governance Committee will consider, in the best interests of the Company, the action to be taken with respect to such offered resignation. The recommended action may include (i) accepting the resignation; (ii) recommending that the director continue on the Board but addressing what the Nominating and Corporate Governance Committee believes to be the underlying reasons why shareholders “withheld” votes for election from such director; or (iii) rejecting the resignation.

The Nominating and Corporate Governance Committee would be expected to recommend that the Board accept the resignation except in extenuating circumstances. The Board will consider the Nominating and Corporate Governance Committee’s recommendation within 90 days following the Company’s annual meeting, and in considering such recommendation, the Board will consider the factors taken into account by the Nominating and Corporate Governance Committee and such additional information and factors that the Board considers to be relevant. The Board will promptly disclose its decision by a press release, such press release to include the reasons for rejecting the resignation, if applicable. A director who tenders his or her resignation pursuant to the majority voting policy will not be permitted to participate in any meeting of the Board or the Nominating and Corporate Governance Committee at which the resignation is considered. If the resignation is accepted, subject to applicable law, the Board may leave the resultant vacancy unfilled until the next annual general meeting, fill the vacancy through the appointment of a new director whom the Board considers to merit the confidence of the shareholders, or call a special meeting of shareholders at which there will be presented one or more nominees to fill any vacancy or vacancies.

May additional directors be appointed by the Board between annual general meetings?

The Articles of Amalgamation of the Company provide that the Board has the power to increase the number of directors at any time between annual meetings of shareholders and appoint one or more additional directors, provided that the total number of directors so appointed shall not exceed one-third of the number of directors elected at the previous annual meeting.

Information Concerning the Nominees to the Board of Directors

The following table sets forth certain information with respect to the nominees to our Board. Directors are to be elected for a one year term expiring at our next annual meeting unless he or she sooner ceases to hold office (if the director dies or resigns, is removed by resolution of the shareholders or becomes disqualified from being a director under the CBCA).

The Board and the Nominating and Corporate Governance Committee believe that each director nominee brings a strong set of attributes and qualifications and that together these director nominees would create an effective and well-functioning Board that will continue to serve the Company and our shareholders well. Included in each director nominee’s biography below is a summary describing the key attributes and qualifications of the nominees upon which the decisions to nominate were made. Information below regarding shares owned, controlled or directed, deferred share units (“DSUs”) issued under the Company’s Non-Executive Director Deferred Share Unit Plan, restricted share units (“RSUs”) granted under the Company’s restricted share unit plans and PSUs under the Company’s performance share unit plans is given as of March 10, 2017.

BEVERLEY ANNE BRISCOE
Residence: Vancouver, B.C., Canada
Age: 62
Independent
Director since: October 29, 2004

Shares owned, controlled or directed: 22,288
DSUs held: 22,964
Committees Member of the Nominating and Corporate Governance Committee
Voting results 2016 Votes For: 85,399,410 Percentage: 99.18%

Key attributes and qualifications

Ms. Briscoe has strong financial and leadership skills, having been in the industrial and transportation sector for over 15 years and in a number of financial roles prior thereto. Ms. Briscoe’s service on the boards of a number of other institutions enables her to bring to the Board experience and knowledge of governance and financial matters from a number of perspectives.

Ms. Briscoe was appointed Chair of the Board effective June 30, 2014 and has been a director of the Company since 2004. Ms. Briscoe’s previous employment includes: from 2004 to present she worked as a management consultant and corporate director; from 1997 to 2004 she was President and owner of Hiway Refrigeration Limited, a British Columbia-based company specializing in selling and servicing transportation refrigeration equipment used in the trucking and shipping industries; from 1994 to 1997 she was

Vice President and General Manager of Wajax Industries Limited, a heavy equipment dealer; from 1989 to 1994 she was Chief Financial Officer for the Rivtow Group of Companies, a marine transportation and industrial equipment conglomerate; from 1983 to 1989 she held CFO positions with several operating divisions of The Jim Pattison Group, a diversified holding company; and from 1977 to 1983 she worked as an auditor with a predecessor firm of PricewaterhouseCoopers. She is the past Chair of the Industry Training Authority for British Columbia, past Chair of the BC Forest Safety Council and past Chair of the Audit Committee for the Office of the Superintendent of Financial Institutions. She currently is Lead Director and Audit Committee Chair of Goldcorp Inc. Ms. Briscoe is a Fellow of the Institute of Chartered Accountants, has a Bachelor of Commerce degree from the University of British

Columbia, and is also a Fellow of the Institute of Corporate Directors. In 2016, Ms. Briscoe was recognized for her contributions and leadership in corporate governance and named to the 2016 National Association of Corporate Directors “Directorship 100”, which honors the most influential boardroom leaders each year.

Other directorships

Goldcorp Inc. (TSX: “G”; NYSE: “GG” — a public gold and precious metal company) — Lead Director; Chair of the Audit Committee and member of the Environmental Health and Safety Committee

RAVICHANDRA K. SALIGRAM
Residence: Vancouver, B.C., Canada
Age: 60
Not Independent
Director since: July 7, 2014

Shares owned, controlled or directed: 20,575
PSUs held: 224,937
Committees None
Voting results 2016 Votes For: 85,899,877 Percentage: 99.76%

Key attributes and qualifications

Mr. Saligram’s tenure as CEO, President and a member of the board of directors for OfficeMax Incorporated provides valuable business, leadership and management experience, including expertise in the omnichannel provision of products, services and solutions. Mr. Saligram’s past and current experience as a director on other public boards provides a broad perspective on matters facing public companies and governance matters.

Mr. Saligram was appointed CEO and a director in July 2014. Prior to joining the Company, Mr. Saligram was CEO, President and a member of the board of directors of OfficeMax Incorporated (2010-2013), an omnichannel provider of workplace products, services and solutions. From 2003 through November 2010, Mr. Saligram served in executive management positions with ARAMARK Corporation, a global food services company, including President of ARAMARK International and Chief Globalization

Officer and Executive Vice President of ARAMARK Corporation. From 1994 through 2002, Mr. Saligram served in various capacities for the InterContinental Hotels Group, a global hospitality company, including President of Brands and Franchise for North America; Chief Marketing Officer and Managing Director, Global Strategy; President, International; and President, Asia Pacific. Earlier in his career, Mr. Saligram held various general and brand management roles at S.C. Johnson & Son, Inc. in the United States and overseas. Mr. Saligram earned an MBA from the University of Michigan, Ann Arbor, and an electrical engineering degree from Bangalore University, India.

Other directorships

Church & Dwight Co., Inc. (NYSE: “CHD” — a public consumer products company) — Director and member of the Governance and Nominating Committee.

ROBERT GEORGE ELTON
Residence: Vancouver, B.C., Canada
Age: 65
Independent
Director since: April 30, 2012

Shares owned, controlled or directed: nil
DSUs held: 12,123
Committees Chair of the Audit Committee Member of the Compensation Committee
Voting results 2016 Votes For: 84,183,867 Percentage: 97.77%

Key attributes and qualifications

Mr. Elton’s experience in senior executive positions during the course of the past 15 years brings strong leadership and management skills to the Company. Mr. Elton’s tenure in academia, currently an adjunct professor at the University of British Columbia’s Sauder School of Business, enables him to bring to the Board knowledge of business from a current and alternative perspective.

Mr. Elton has acted as Executive in Residence at Vancouver City Savings Credit Union since 2012. Mr. Elton has also served as a corporate director and an adjunct professor at the University of British Columbia’s Sauder School of Business. Mr. Elton was President and Chief Executive Officer of BC Hydro, a government-owned electric utility, from 2003 to 2009. Prior to this he was Executive Vice President Finance and Chief Financial Officer of BC Hydro (2002 — 2003),

Powerex (2001 — 2002), a subsidiary of BC Hydro, and Eldorado Gold Corporation (1996 — 2001) (TSX: “ELD”; NYSE “EGO”; ASX: “EAU”). Mr. Elton spent over 20 years with PriceWaterhouseCoopers and predecessor firms, becoming partner in 1987 before leaving the firm in 1996. He is a Fellow of the Institute of Chartered Accountants in British Columbia and has a Master of Arts degree from Cambridge University, U.K.

Other directorships

Aquatics Informatics Inc. (a private software company) — Director

Corix Utilities (a private utility infrastructure company) — Director

ERIK OLSSON
Residence: Scottsdale, AZ, USA
Age: 54
Independent
Director since: June 1, 2013

Shares owned, controlled or directed: nil
DSUs held: 8,954
Committees Member of the Compensation Committee
Voting results 2016 Votes For: 83,504,786 Percentage: 96.98%

Key attributes and qualifications

Mr. Olsson’s experience in senior leadership positions, as well as his knowledge of the equipment industry in general, provides important insight to our Board on the Company’s strategic planning and operations. Further, his experience as a member of another public company board provides him with an enhanced perspective on issues applicable to public companies.

Mr. Olsson has served as President, Chief Executive Officer and a Director of Mobile Mini, Inc. (NASDAQ-GS: MINI), the world’s leading provider of portable storage solutions, since 2013. He is also a member of the board of Dometic Group AB, a global industrial provider of solutions for mobile living. Mr. Olsson had previously been President, Chief Executive

Officer, and a Director of RSC Holdings, Inc., a premier provider of rental equipment in North America, from 2006 until its acquisition by United Rentals, Inc. in April 2012. Prior to that he served as Chief Financial Officer and Chief Operating Officer of RSC Holdings, Inc. In addition, he held various senior positions in the United States, Brazil, and Sweden in his 13 years with industrial group Atlas Copco AB, a mining equipment maker. Mr. Olsson holds a degree in Business Administration and Economics from the University of Gothenburg.

Other directorships

Mobile Mini, Inc. (NASDAQ-GS: “MINI” — self storage company)

ERIC PATEL
Residence: Vancouver, B.C., Canada
Age: 60
Independent
Director since: April 16, 2004

Shares owned, controlled or directed: 18,925
DSUs held: 6,425
Committees Chair of the Compensation Committee Member of the Audit Committee
Voting results 2016 Votes For: 84,328,533 Percentage: 97.94%

Key attributes and qualifications

Mr. Patel’s career in senior financial leadership positions, including serving as chief financial officer for a number of companies, provides valuable financial expertise to the Board. In addition, Mr. Patel’s service on the boards of private companies, including two chair positions, enables him to bring to the Board experience and knowledge of corporate governance issues from an alternative perspective.

Mr. Patel has acted as a business consultant and corporate director since 2004. He was previously Chief Financial Officer of Pembrook Mining Corp., a private mining company, from 2007 until 2010. Prior to joining Pembrook, Mr. Patel was the Chief Financial Officer of Crystal Decisions, Inc., a privately held software company. Mr. Patel joined Crystal Decisions in 1999 after holding executive level positions, including that of Chief Financial Officer, with University Games, Inc., a privately held manufacturer of educational toys and games. Before 1997, Mr. Patel worked for Dreyer’s Grand Ice Cream as Director of Strategy, for Marakon Associates strategy consultants and for Chemical Bank. Mr. Patel holds an MBA degree from Stanford University and a Bachelor of Arts degree from Brown University. He is currently a Board Fellow of the National Association of Corporate Directors.

Other directorships

ACL Services Ltd. (a private software company) — Board Chair

Daiya Foods Inc. (a private food company) — Chair

Mobify, Inc. (a private software company) — Director

EDWARD BALTAZAR PITONIAK
Residence: Exeter, RI, USA
Age: 61
Independent
Director since: July 28, 2006

Shares owned, controlled or directed: 7,121
DSUs held: 13,117
Committees Chair of Nominating and Corporate Governance Committee Member of the Audit Committee
Voting results 2016 Votes For: 85,459,068 Percentage: 99.25%

Key attributes and qualifications

With more than 10 years’ experience in senior leadership positions at several public companies, Mr. Pitoniak has valuable business, leadership and management experience. The Company benefits from Mr. Pitoniak’s strong operational experience, as well as his experience on the board of another public entity.

Mr. Pitoniak has served as Vice Chairman of Realterm, a private equity real estate manager based in Annapolis, Maryland, invested in logistics real estate, since 2016. From 2015 until August 2016, he served as the Chairman of InnVest, a real estate investment trust holding a large portfolio of hotels in Canada, and from 2012 until 2015 served as a director of Regal Lifestyle Communities. Mr. Pitoniak retired in 2009 from the position of President and Chief

Executive Officer and Director of bcIMC Hospitality Group, a hotel property and brand ownership entity (formerly a public income trust called Canadian Hotel Income Properties Real Estate Investment Trust (“CHIP”) — TSX: “HOT.un”), where he was employed since January 2004. Mr. Pitoniak was also a member of CHIP’s Board of Trustees before it went private. Prior to joining CHIP, Mr. Pitoniak was a Senior Vice-President at Intrawest Corporation (TSX: “ITW”; NYSE “IDR”), a ski and golf resort operator and developer, for nearly eight years. Before Intrawest, Mr. Pitoniak spent nine years with Times Mirror Magazines, where he served as editor-in-chief of Ski Magazine. Mr. Pitoniak has a Bachelor of Arts degree from Amherst College.

SARAH RAISS
Residence: Calgary, Alberta, Canada
Age: 59
Independent
Director since: July 1, 2016

Shares owned, controlled or directed: nil
DSUs held: 1,021
Committees Member of the Compensation Committee
Voting results 2016 Votes for: n/a Percentage: n/a

Key attributes and qualifications

Sarah brings 35 years of experience encompassing various board positions and executive and management positions in engineering, operations, strategy, merger and acquisition integration, governance, human resources, information technology, and marketing. She has business experience in Canada, the United States and abroad.

Sarah Raiss retired in August 2011 as Executive Vice-President of Corporate Services, TransCanada Corporation responsible for human resources, information systems, aviation, building and office services, real estate, organizational excellence, communications, branding, health and wellness, and other administrative functions. She was also responsible for government and community relations, and community investment as Executive Vice President of Human Resources and Public Sector Relations until taking on the greater Corporate Services role. She sat on the Executive Leadership Team, the Operations Committee, the Corporate Performance Committee, the Corporate Allocations Committee and the Business Committee at TransCanada. Ms. Raiss interfaced with all of TransCanada’s Board Committees and was the primary interface for the Human Resource and Compensation Committee. She led the initial effort to develop an enterprise risk management system, a new corporate allocations process post US acquisitions and merger and acquisition integrations initiatives. Since her retirement, Mr. Raiss’s principal occupation has been serving as a corporate director, and she has served on a number of other corporate boards noted below.

Sarah was named a 2015 National Association of Corporate Directors Directorship 100, recognizing the most influential people in governance, 50 of which are corporate directors.

Ms. Raiss has a BS in Applied Mathematics and an MBA, both from the University of Michigan.

Other directorships

The Loblaw Companies, Ltd. (TSX: “L” — a public food retailer) — Director and member of the Corporate Governance Committee and the Pension Committee

The Vermilion Energy, Inc. (TSX: “VET”; NYSE: “VET”; — a public oil and gas producer) — Director and member of the Governance and Human Resource Committee and the Health, Safety and Environment Committee

The Commercial Metals Company (NYSE: “CMC” — a public metal manufacturer and recycler) — Director, Chair of the Compensation Committee and member of the Nominations and Governance Committee; former member of the Audit Committee

Past directorships

Canadian Oil Sands, Ltd. (TSX: “COS” — a public oil investment company) — (2012 — 2016) Director and Chair of the Corporate Governance and Compensation Committees and member of the Audit Committee

Shoppers Drug Mart Corporation (TSX: “SC” — a provider of pharmacy products and services) — (2009 — 2014) Director

CHRISTOPHER ZIMMERMAN
Residence: Manhattan Beach, CA, USA
Age: 57
Independent
Director since: April 11, 2008

Shares owned, controlled or directed: 6,856
DSUs held: 13,117
Committees Member of the Nominating and Corporate Governance Committee
Voting results 2016 Votes for: 85,941,456 Percentage: 99.81%

Key attributes and qualifications

Mr. Zimmerman brings over 30 years of business, operating and leadership experience to the Board. The Company benefits from Mr. Zimmerman’s strong operational and international expertise from his experience as a chief executive officer of several organizations throughout the course of the past ten years.

Mr. Zimmerman has served as President and CEO of business operations for the St. Louis Blues since 2014. Prior to this, he was President of Easton Sports, a designer, developer and marketer of sports equipment and accessories from 2010 to 2013. Prior to joining Easton Sports, Mr. Zimmerman was President and Chief Executive Officer of Canucks Sports and

Entertainment, a sports entertainment company in Vancouver, B.C, from 2006 until 2009. Before joining Canucks Sports and Entertainment, Mr. Zimmerman was the President and Chief Executive Officer of Nike Bauer Inc., a hockey equipment company. Prior to this appointment in March 2003, Mr. Zimmerman was General Manager of Nike Golf USA. He joined Nike Golf in 1998 after spending 16 years in a variety of senior advertising positions, including USA Advertising Director for the Nike Brand and Senior Vice President at Saatchi and Saatchi Advertising in New York. Mr. Zimmerman has an MBA from Babson College.

In addition to the information presented above regarding common shares beneficially owned, controlled or directed, Mr. Saligram, the CEO of the Company, is the only director that holds stock options. None of the Company’s non-executive directors have been granted stock options since their appointment. The Company ceased granting stock options to non-executive directors in 2004, and the Company’s Policy Regarding the Granting of Equity-Based Compensation Awards (the “Stock Option Policy”) precludes any such issuance.

Recommendation of the Board

The Board recommends a vote “FOR” each of the nominees.

Information Concerning Our Executive Officers

The following table sets forth certain information with respect to our current executive officers, other than Mr. Saligram, whose information may be found under “Proposal One: Election of Directors — Information Concerning the Nominees to the Board of Directors” on page 10.

JIM BARR

Group President, Emerging Businesses, Brand Innovation and Technology Services

Age: 54

Jim Barr joined the Company as Group President, Emerging Businesses, Brand Innovation and Technology Services in November 2014. Before that he was most recently Executive Vice President and Chief Digital Officer at OfficeMax, where he was responsible for all aspects of OfficeMax’s e-commerce business and for driving its multi-channel digital strategy, from 2011 to 2014. Mr. Barr developed and executed strategies to drive profitable growth in several senior level e-commerce and multi-channel digital roles. He served as President of Sears Holdings Corporations’ online division where he held full P&L accountability for multi-channel strategy and online sites such as sears.com and kmart.com. Prior to joining Sears, Mr. Barr held positions of increasing responsibility at Microsoft for 12 years, most recently serving as General Manager, Commerce & Marketplaces, where he launched and led several marketplace businesses, including comparison shopping, auctions, online classifieds listings, product searches and the Windows Marketplace, and General Manager, Business Development for the MSN division. He also worked in investment banking, management consulting and as a CPA.

Mr. Barr is a graduate of Miami University and received a Master of Business Administration degree from The University of Chicago Booth School of Business.

SHARON DRISCOLL

Chief Financial Officer

Age: 55

Sharon Driscoll joined the Company in July 2015 as Chief Financial Officer, following 17 years of senior executive experience at companies such as Rexall Pharmacies Canada (Katz Group Canada), Sears Canada Inc. and Loblaw Companies Limited. Most recently, Ms. Driscoll was Executive Vice President and CFO at Katz Group Canada Ltd., where she was responsible for all financial operations, including capital allocation, financing strategies, treasury operations, regulatory compliance, risk management and financial talent development, from 2013 to 2015. Prior to Katz Group, Ms. Driscoll was Senior Vice President and CFO of Sears Canada Inc., one of Canada’s largest retailers, from 2008 to 2013.

Ms. Driscoll is a Chartered Professional Accountant and has a Bachelor of Commerce (Honours) degree from Queen’s University.

KARL WERNER

Chief Operational Support & Development Officer; Interim Managing Director, Middle East

Age: 52

Karl Werner joined the Company in 1996 as Territory Manager for the Olympic Peninsula and Alaska. In 1999 he was appointed to Regional Manager for the Northwest US and in 2004 transferred to the Company’s corporate head office as Senior Manager, Strategic Projects. In 2005 he was appointed to Divisional Manager, Auction Operations. In 2008 he was appointed to VP of Auction Operations until October 2013, when he became Chief Auction Operations Officer. Mr. Werner was appointed to his current position in November 2014.

Mr. Werner came to the Company after 10 years of operating a heavy-haul transport company. He has a strong background in real estate development and operations management. Mr. Werner sits on advisory boards for various strategic partners.

TODD WOHLER

Chief Human Resources Officer

Age: 58

Todd Wohler joined the Company as Chief Human Resources Officer in January 2015, and brings over 20 years of experience across multiple geographies and industries. After earning a degree in mechanical engineering, Mr. Wohler began his career at Schlumberger, a global oil and gas technology company, where he began as a field engineer and worked in many different branches of the company in the US, Paris, and London during his 20-year tenure. Mr. Wohler has also served as Chief Human Resources Officer at Quintiles Transnational from 2011 to 2012, as Senior Vice President of Human Resources at ARAMARK for ARAMARK’s international business from 2004 to 2011, and as Senior Vice President of Human Resources at United Water from 2001 to 2004. Over the course of his career Mr. Wohler has been instrumental in building global teams and organizations that have excellent track records of success. He has developed and implemented transformational HR strategies and recruited hundreds of executives and leaders for organizations across the globe in multiple industries.

Mr. Wohler has a Bachelor of Science degree in Mechanical Engineering from Virginia Polytechnic Institute and State University and a Master of Business Administration from Tulane University.

RANDY WALL

President, Canada

Age: 58

Randy Wall has been with the Company since 1988 and has held numerous head office and field management positions with the Company, including Manager of Auction Site Development, Manager of Training, Territory Manager, Managing Director of European and Middle Eastern Operations, and Senior Vice President responsible for the

Company’s operations in Europe, the Middle East, Africa and the Eastern half of North America. In 2002, Mr. Wall was appointed President and Chief Operating Officer of the Company. He served as President of the Company from 2005 to 2008, then enjoyed a brief semi-retirement (during which he continued his involvement with the Company in sales training and Board advisory capacities) before re-joining the Company full time in 2013 as Chief Productivity Officer. Mr. Wall was appointed President, Canada in November 2014.

Mr. Wall is a Chartered Accountant with a Bachelor of Commerce degree from the University of British Columbia. Prior to joining the Company he worked several years with predecessor firms of KPMG as a Senior Tax Manager.

JEROEN RIJK

Managing Director, Europe

Age: 45

Jeroen Rijk has held progressively more senior roles at the Company since he began at the Company in 1995. Prior to becoming Managing Director, Europe in November 2014, Mr. Rijk was Group Senior Vice President, Sales — Europe, and oversaw all sales and operations activities for the Company in 15 countries across Europe since 2009. He was instrumental in building the Company’s business in Southern Europe and developing a team of strong sales leaders in the region. His past roles at the Company span many functions, including sales management, sales, yard operations and accounting.

Mr. Rijk has a Master’s of Science degree in International Transport from the University of Wales, College of Cardiff, as well as Bachelor degrees specializing in management. He speaks Dutch, English and Spanish fluently, and also understands German.

KIERAN HOLM

Managing Director, Asia Pacific

Age: 49

Kieran Holm has over a decade of experience with the Company, beginning his career at the Company in 2004 in the marketing department. Mr. Holm has held progressively more senior positions, including Area Manager in Texas from 2008 to 2009; Regional Manager in Chicago from 2010 to 2011; and most recently, Vice President of Sales, North Central U.S. from 2012 to 2014 before being appointed to his current position in Japan in 2014. Mr. Holm has developed and executed strong sales growth strategies, managed high-performing sales teams and spearheaded the Company’s expansion into auctioning real-estate assets.

Mr. Holm holds an MBA, specializing in finance, from McGill University, earned at the University’s Tokyo, Japan, campus; and a Bachelor of Arts degree from the University of Victoria (Canada). He speaks English, Japanese and French.

DOUG OLIVE

SVP, Pricing & Appraisals

Age: 46

Doug Olive has been employed by the Company for 21 years. Mr. Olive has held progressively more senior roles at the Company, including Territory Manager, Regional Manager, Divisional Manager, Prairies, and Divisional Manager for Western Canada. He also held the position of Senior Valuation Analyst to work closely with the company’s U.S. Eastern Division and Eastern Canada Division and managed their at risk business. In April of 2015, Mr. Olive was appointed as the Company’s Senior Vice President, Valuations and Appraisals. Prior to that, he was VP of Pricing and Appraisals and had been in that role since 2010. Mr. Olive holds vast equipment knowledge, deal structuring expertise and pricing know how.

DARREN WATT

SVP, General Counsel & Corporate Secretary

Age: 45

Darren Watt joined the Company in 2004 as in-house legal counsel. In 2012, Mr. Watt was promoted to Vice President Legal Affairs, and in 2013 was appointed General Counsel and Corporate Secretary, and also assumed the role of VP Corporate Development until the appointment of Mr. Saligram and the subsequent establishment of a distinct corporate development team in 2015, at which point Mr. Watt resumed his focus on legal matters. Prior to joining the Company Mr. Watt practiced with McCarthy Tétrault LLP (1998-2004) as an Associate lawyer in the area of Corporate Finance & Securities.

Mr. Watt is a member of the Law Society of British Columbia and holds a Law Degree from the University of British Columbia, as well as an Honours Bachelor of Arts degree (International Relations) from the University of Toronto.

BECKY ALSETH

Chief Marketing Officer

Age: 55

Becky Alseth joined the Company as its Acting Chief Marketing Officer in December of 2015 and was promoted to Chief Marketing Officer in 2016. Before joining the Company, Ms. Alseth led the U.S. marketing team as Senior Vice President of Marketing at Avis Budget Group from 2006 to 2011. In that role, she oversaw all marketing efforts including brand strategy and insights, advertising and media, partnerships, CRM and ecommerce. Ms. Alseth started her career working in progressive brand management roles at Fortune 500 companies including The Clorox Company, Nestle and Diageo. Ms. Alseth also had the opportunity to grow start-up businesses, move.com and Therasense and served as Vice President of Marketing at HZO from 2014 to 2016, plus lead marketing and development for a non-profit, FIRST from 2012 to 2013, which works to interest kids in careers in math and science.

A native of Montana, Ms. Alseth earned her Bachelor of Science in Society and Technology from Montana Tech and an MBA from the University of Washington Foster School of Business in Seattle.

Marianne Marck

Chief Information Officer

Age: 57

Marianne Marck joined the Company as Chief Information Officer in April of 2016. Prior to joining the Company, Ms. Marck was Senior Vice President, Retail and Digital Technology at Starbucks Coffee Company from 2011 to 2016. Ms. Marck has over 15 years of executive experience relating to technology and digital platforms working with companies such as Blue Nile Inc., the Walt Disney Internet Group, and CNET Networks.

Ms. Marck has a BA, Mathematics from Mills College in Oakland, CA.

Corporate Governance

Overview

The Board and the Company believe that excellent corporate practices are essential for the effective and prudent operation of the Company and for enhancing shareholder value. The Board’s Nominating and Corporate Governance Committee is responsible for reviewing and, if deemed necessary, recommending changes to the Company’s corporate governance practices.

Structure and Members of the Board

The Company’s Articles of Amalgamation require the Board to have at least three and no more than ten directors and provide that the Board is authorized to determine the actual number of directors within that range. The current Board is comprised of the following eight directors:

•	Ravi K. Saligram
•	Beverley Briscoe
•	Robert G. Elton
•	Erik Olsson
•	Eric Patel
•	Edward B. Pitoniak
•	Sarah Raiss
•	Christopher Zimmerman

Independence of the Directors

The Board is comprised of a majority of independent directors as defined under the applicable rules of the NYSE and National Instruments 58-101 (“NI 58-101”) and 52-110 (“NI 52-110”) adopted by the Canadian Securities Administrators. The NYSE listing standards provide that no director qualifies as “independent” unless the Board affirmatively determines that such director has no material relationship with the Company and NI 58-101 and NI 52-110 provide, in effect, that an independent director is a person that has no direct or indirect “material relationship” with the Company (defined to mean a relationship which could in the view of the Board, be reasonably expected to interfere with the exercise of the director’s independent judgment). The NYSE listing standards and NI 52-110 set forth specific categories of relationships that disqualify a director from being independent.

The Board has reviewed the independence of each director and considered whether any director has a material relationship with the Company. As a result of this review, the Board affirmatively determined that Beverley Briscoe, Robert G. Elton, Erik Olsson, Eric Patel, Edward B. Pitoniak, Christopher Zimmerman and Sarah Raiss, representing seven of the eight directors, are independent within the meaning of the applicable rules of the NYSE and NI 58-101 and NI 52-110. Mr. Saligram is not independent given his employment as CEO of the Company. The Board also determined that Lisa Anne Pollina, who did not stand for re-election at the 2016 Annual and Special Meeting of Shareholders and, therefore, ceased to be a director of the Company on May 2, 2016, was independent during the portion of fiscal 2016 during which she served on the Board.

The Board’s independence determination was based on information provided by the directors.

Meetings of the Board and Board Member Attendance at Annual Meeting

In the year ended December 31, 2016, the Board held 14 meetings, comprised of regularly scheduled quarterly meetings as well as a number of meetings called specifically to consider acquisition-related matters. Agenda and materials in relation to Board and Board committee meetings are generally circulated to directors for their review in advance of meetings. The following table presents information about attendance by directors at Board and committee meetings for the year ended December 31, 2016.

Director	Board Meetings	Audit Committee Meetings	Compensation Committee Meetings	Nominating and Corporate Governance Committee Meetings
Ravi K. Saligram	14 of 14
Beverley Briscoe	14 of 14			11 of 11
Robert G. Elton	13 of 14	4 of 4 (Chair)	9 of 9
Erik Olsson	14 of 14		9 of 9
Eric Patel	14 of 14	4 of 4	9 of 9 (Chair)
Edward B. Pitoniak	14 of 14	4 of 4		11 of 11 (Chair)
Lisa Anne Pollina(1)	1 of 2	1 of 1	4 of 4
Sarah Raiss(2)	8 of 8		5 of 5
Christopher Zimmerman	14 of 14			11 of 11

(1)	Ms. Pollina served as a director of the Company for the period from May 4, 2015 until May 2, 2016, but did not stand for re-election at the 2016 Annual and Special Meeting of Shareholders.
(2)	Attendance noted in the table reflects meetings that took place after Ms. Raiss’s appointment as a director on July 1, 2016.

In addition, the independent directors held seven meetings and several information sessions in 2016 without management present. These meetings were chaired by the Chair of the Board. Such meetings are scheduled regularly during the year, usually immediately after the Board’s regular quarterly meetings.

Board members are encouraged but not required to attend the annual general meeting of shareholders. All of the directors serving at such time attended the 2016 annual and special meeting of shareholders.

Independent Chair

Beverley Briscoe is the Chair of the Board and is an independent director. Under the description of the position adopted by the Board, Ms. Briscoe is responsible for overseeing the management, development and effective performance of the Board, and taking all reasonable measures to ensure that the Board fully executes its mandate and that directors clearly understand and respect the boundaries between the Board’s and management’s responsibilities. See also “— Board Leadership Structure” on page 35.

Board Mandate

The mandate of the Board is to supervise management of the Company and to act in the best interests of the Company and its shareholders. The Board acts in accordance with its formal mandate and:

•	the CBCA;
•	the Company’s Articles of Amalgamation and By-laws;
•	the Company’s Code of Business Conduct and Ethics;
•	the charters of the Board committees, including the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee;
•	the Company’s Corporate Governance Guidelines; and
•	other applicable laws and Company policies.

The Board or its designated committees approve significant decisions that affect the Company and its subsidiaries before they are implemented. The Board or a designated committee oversees the implementation of such decisions and reviews the results.

The Board meets with the CEO and other executive officers of the Company from time to time to discuss and review internal measures and systems adopted by the management to ensure a culture of integrity throughout the organization.

The Board is involved in the Company’s strategic planning process. The Board is responsible for reviewing and approving strategic initiatives, taking into account the risks and opportunities of the business. Management updates the Board on the Company’s performance in relation to strategic initiatives at least quarterly. Management undertakes an annual strategic planning process, with regular Board involvement in the process and review and approval of the resulting strategic plan. During fiscal 2016, there were 14 meetings of the Board. The frequency of meetings and the nature of agenda items change depending upon the state of the Company’s affairs.

The Board is responsible for overseeing the identification of the principal risks of the Company and ensuring that risk management systems are implemented. The principal risks of the Company include those related to the Company’s underwritten business, ability to sustain and manage growth, its reputation and industry. The Audit Committee meets regularly to review reports from management of the Company and discuss specific risk areas with management and the external auditors. The Board ensures that the Company adopts appropriate risk management practices, including a comprehensive enterprise risk management program, and the Board regularly reviews and provides input on the same. See also the discussion under “— Board’s Role in Risk Oversight” on page 36.

The Board is responsible for the selection and performance of the CEO, and the appointment of other executive officers. The Compensation Committee is responsible for developing guidelines and procedures for selection and long-range succession planning for the CEO. See the discussions under “— Executive & Chief Executive Officer Succession Planning” on page 28.

The Board reviews all the Company’s financial communications, including annual and quarterly reports. The Company communicates with its stakeholders through a number of channels including its web site. The Board oversees the Company’s disclosure policy, which requires, among other things, the accurate and timely communication of all material information as required by applicable law.

The Board, through the Audit Committee, oversees the effectiveness and integrity of the Company’s internal control processes and management information systems. The Audit Committee also directly oversees the activities of the Company’s external auditors. The Company’s Disclosure Committee (consisting of the Company’s Chief Financial Officer, Chief Operational Support & Development Officer, General Counsel, Director Corporate Accounting, Vice President Finance Canada, Director

Global Tax, Manager Internal Audit, and Investor Relations Manager) reports to the Audit Committee on a quarterly basis on the quality of the Company’s internal control processes. The Company has also adopted a disclosure policy.

The Nominating and Corporate Governance Committee is responsible for reviewing the governance principles of the Company, recommending any changes to these principles, and monitoring their disclosure. This committee is responsible for the report on corporate governance included in the Company’s Proxy Statement. Through industry forums and access to professional advisors, the committee keeps abreast of best practices to ensure the Company continues to carry out high standards of corporate governance. The Board has adopted Corporate Governance Guidelines, which are available on our website at www.rbauction.com.

As provided in the Company’s Corporate Governance Guidelines, the Board, with the assistance of the Nominating and Corporate Governance Committee, determines from time to time the number of directors on the Board, within a range specified in the Company’s charter documents. The Board believes that given the size and scope of the Company, the Board should include at least eight directors. Further, the Board feels that the size of eight to nine members is reasonable given the current size and complexity of the Company. The Board believes that the current membership of the Board reflects appropriate experience and an appropriate number of unrelated and independent directors, and permits the Board to operate in an efficient manner. As described below, in February 2015 the Board adopted a diversity policy, including a target for the number of women on the Board.

Position Descriptions

The entire Board is responsible for the overall governance of the Company. Any responsibility that is not delegated to senior management or a Board committee remains with the entire Board. The Board has adopted position descriptions for the CEO and the Chair of the Board. The charters of the committees of the Board are considered to be position descriptions for the chairs of the committees. The CEO position description was reviewed and revised in connection with the process of hiring Mr. Saligram. The CEO has overall responsibility for all Company operations, subject to Board oversight.

The Board reviews and approves the corporate objectives for which the CEO is responsible and such corporate objectives form a key reference point for the review and assessment of the CEO’s performance.

The Board has defined the limits to management’s authority. The Board expects management, among other things, to:

•	set the appropriate “tone at the top” for all employees of the Company;
•	implement effective succession planning strategies and provide for development of senior management;
•	review the Company’s strategies and their implementation in all key areas of the Company’s activities, provide relevant reports to the Board related thereto and integrate the Board’s input into management’s strategic planning for the Company;
•	carry out a comprehensive planning process and monitor the Company’s financial performance against the annual plan approved by the Board; and
•	identify opportunities and risks affecting the Company’s business, develop and provide relevant reports to the Board related thereto and, in consultation with the Board, implement appropriate mitigation strategies.

Orientation and Continuing Education

All new directors receive a comprehensive information package, which includes a record of historical public information about the Company, a copy of the Company’s Code of Business Conduct and Ethics, the mandate of the Board and the charters of the Board committees, and other relevant corporate and business information and securities filings. In addition, the Company’s orientation for directors involves meeting with the Chair of the Board, CEO and senior management of the Company for an interactive introductory discussion about the Company, its strategy and operations, providing the directors with an opportunity to ask questions. New directors are also expected to attend a Company auction shortly after their appointment and to attend as an observer at least one meeting of each Board committee during their first year. All directors are also encouraged to meet with management informally, visit auction sites and attend auctions and “town hall” meetings on a periodic basis.

Senior management makes regular presentations to the Board on the main areas of the Company’s business and updates the Board quarterly on the Company’s financial and operating performance. External subject matter experts are also invited to make presentations to the Board on emerging topics of interest, on a periodic basis. Periodically, directors tour the Company’s various facilities and attend Company auctions.

Directors are encouraged to take relevant professional development courses at the Company’s expense, and at times, the Company also recommends appropriate courses and conferences and encourages directors to attend. The Company maintains, at its expense, individual memberships for all directors with the National Association of Corporate Directors and the Institute of Corporate Directors and a number of directors have attended training courses offered to members of these institutions. The Company also canvases the directors on an annual basis to determine what courses or training each of them has attended during the past year.

Code of Business Conduct and Ethics

The Board has adopted a Code of Business Conduct and Ethics, applicable to all directors, officers and employees, the full text of which can be found on our website at www.rbauction.com. Any shareholder may request a paper copy, free of charge, of the Code of Business Conduct and Ethics by making such request in writing to Ritchie Bros. Auctioneers Incorporated, Attention: Corporate Secretary, 9500 Glenlyon Parkway, Burnaby, British Columbia, V5J 0C6, Canada.

The Board and management review and discuss from time to time the effectiveness of the Code of Business Conduct and Ethics and any areas or systems that may be further improved. The Company performs a Code of Business Conduct and Ethics compliance review on an annual basis, and seeks annual confirmation of understanding of and adherence to the Code from all employees throughout the Company and from directors. The Company, through directors’ and officers’ questionnaires and other systems, gathers and monitors relevant information in relation to potential conflicts of interest that a director or officer may have.

No material change report has been filed that pertains to any conduct of a director or executive officer that constitutes a departure from the Code.

The Company complies with the relevant provisions under the CBCA that deal with conflict of interest in the approval of agreements or transactions, and the Code of Business Conduct and Ethics sets out additional guidelines in relation to conflict of interest situations. Specifically, the Code of Business Conduct and Ethics includes provisions requiring disclosure and avoidance of conflicts of interest where personal interests interfere, or appear to interfere, with the Company’s business responsibilities, including doing business with family members, accepting outside employment, using corporate opportunities for personal benefit, holding interests in outside organizations that impact the Company and regarding the Company not providing corporate loans or extending credit guarantees to or for the personal benefit of directors or officers.

The Company was founded on, and the business continues to be successful largely as a result of, a commitment to ethical conduct and doing what is right. Employees are regularly reminded about their obligations in this regard and senior management demonstrates a culture of integrity and monitors employees by being in attendance at most of the Company’s industrial auctions.

The Company has implemented procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and for the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters or reports of wrongdoing or violations of the Code of Business Conduct and Ethics.

Exemptions or waivers from our Code of Conduct and Business Ethics may only be granted by formal approval of senior management and/or the Audit Committee. The Company will publish any waivers of the Code of Code of Conduct and Business Ethics for an executive officer or director on our website. The Company had no such waivers in 2016. Further, during 2016, the Company had no transactions where the policies and procedures summarized above required review, approval, or ratification, or where such policies and procedures were not followed.

Shareholder Communications to the Board

In 2015, in furtherance of its commitment to engaging in constructive and meaningful communication with shareholders, the Company adopted a formal Shareholder Engagement Policy in order to promote open and sustained dialogue with shareholders in a manner consistent with the Company’s disclosure controls and procedures. Shareholders may initiate communications with the Board by directing their questions or concerns to the independent directors through the Chair of the Board c/o the Corporate Secretary, Ritchie Bros. Auctioneers Incorporated, 9500 Glenlyon Parkway, Burnaby, B.C. V5J 0C6 or email to chairman_of_the_board@rbauction.com.

All relevant correspondence, with the exception of solicitations for the purchase or sale of products and services and other similar types of correspondence, will be forwarded to the Chair. Purely for administrative purposes, correspondence to the Chair may be opened or viewed by the Company’s Corporate Secretary. A copy of the Company’s Shareholder Engagement Policy is available on the Company’s website at www.rbauction.com.

Executive & Chief Executive Officer Succession Planning

The Board is responsible for ensuring that the Company has an appropriate organizational structure in place, including a CEO and other key executives who have the skills and expertise to ensure the effective management of the Company. The Board is supported in this function by the Compensation Committee which has the responsibility to ensure that management has a robust process in place for CEO and senior executive succession planning.

Under the oversight of the Compensation Committee, Mr. Saligram and the Chief Human Resources Officer have implemented a talent review process building on the Company’s annual performance management process. This process, in addition to identifying the high-potential and high-performing talent, assists Mr. Saligram and the Chief Human Resources Officer to review succession plans at key levels and establish development plans for key talent. This process is the basis for enterprise succession planning and will continue to evolve and improve in the coming years with the aim of ensuring that the Company has the appropriate level of executive bench strength necessary to drive growth and ensure long-term profitability. The CEO reviews the succession plan for his role as well as other key executive roles with the full Board, formally, once a year in addition to having periodic discussions of talent progression throughout the year. In addition to ordinary course CEO succession planning, the Company’s Nominating & Corporate Governance Committee has, in consultation with the CEO, also implemented a succession plan to address unanticipated emergency situations. The emergency succession plan is reviewed annually.

Following his appointment as CEO in 2014, Mr. Saligram, in consultation and with the approval of the Board, implemented a new organizational structure for the Company. As part of the implementation of this new organization structure, the Company has added seven new senior executives (comprising over 50% of the executive committee) since November 2014, which has significantly strengthened the succession pool of the Company. At the same time, the Company has engaged external consultants to assist with pre-hire assessments as well as integration plans to support the successful integration of these new executives into the Company.

Further to the above, the Board encourages senior management to participate in professional and personal development activities, courses and programs, and supports management’s commitment to training and developing its employees with a special focus on areas of strategic importance.

Board Committees

Audit Committee and Audit Committee Financial Expert

The Audit Committee oversees the Company’s corporate accounting and financial reporting processes and the audits of its financial statements. The members of our Audit Committee are Robert G. Elton, Eric Patel, and Edward B. Pitoniak. Mr. Elton is Chair of the Audit Committee. All committee members, including Ms. Pollina, who was a member of the Audit Committee until the 2016 Annual and Special Meeting of the Shareholders at which she did not stand for re-election, qualify as independent directors for audit committee purposes under the applicable NYSE listing standards, SEC rules and NI 52-110. The Board has determined that all current members of the Audit Committee are “financially literate” as interpreted by the Board in its business judgment. The Board has further determined that Mr. Elton qualifies as an audit committee “financial expert,” as defined in the applicable rules of the SEC. The Audit Committee held four meetings during 2016.

Information regarding the relevant education and experience of the members of the Audit Committee, as required under NI 52-110, is disclosed, under “Proposal One: Election of Directors — Information Concerning the Nominees to the Board of Directors“.

The Audit Committee Charter establishes the Audit Committee and sets out its duties and responsibilities. The Audit Committee reviews and reassesses the adequacy of the Audit Committee Charter on an annual basis and, if appropriate, proposes changes to the Board. The Audit Committee Charter was most recently updated in November 2015. The Audit Committee Charter is available on our website at www.rbauction.com. For further information on our Audit Committee and related matters, including the Report on Audited Financial Statements, see “Proposal Three: Appointment of Ernst & Young LLP” on page 99.

The Audit Committee meets periodically with our independent accountants and management to review the scope and results of the annual audit and to review our financial statements and related reporting matters prior to the submission of the financial statements to the Board. In addition, the committee meets with the independent auditors on at least a quarterly basis to review and discuss the annual audit or quarterly review of our financial statements.

Compensation Committee

The Board has established a Compensation Committee, the current members of which are Eric Patel, Robert G. Elton, Erik Olsson and Sarah Raiss. Mr. Patel is Chair of the Compensation Committee. The Board has determined that the current committee members, as well as Ms. Pollina, who was a member of the Compensation Committee until the 2016 Annual and Special Meeting of the Shareholders, at which she did not stand for re-election, each qualify as independent directors for compensation committee purposes under the applicable NYSE standards, SEC rules and NI 58-101 and a non-employee director under the SEC rules. The Compensation Committee held nine meetings during 2016.

The Compensation Committee reviews and assesses its charter at least annually and, if appropriate, proposes changes to the Board. The charter was most recently updated in August 2015. A copy of the charter is available on our website at www.rbauction.com.

The Compensation Committee, acting pursuant to its charter is responsible for, among other matters:

•	recommending to the Board the Company’s compensation philosophy for the Company’s executive officers, and overseeing the implementation of such compensation policies and programs;
•	reviewing and approving corporate goals and objectives relevant to the CEO’s compensation, evaluating the CEO’s performance in light of those goals and objectives and determining, or recommending to the independent directors of the Board, the CEO’s compensation based on this evaluation at least annually;

•	reviewing and approving the CEO’s recommendations regarding annual compensation for the Company’s other executive officers;
•	considering the implications of the risks associated with the Company’s compensation policies, practices and programs and reporting to the Board annually regarding such considerations; and
•	reviewing and recommending to the Board for its approval and, where required, submission to the Company’s shareholders, annual and long-term incentive and equity-based compensation plans for the Company’s executive officers and others and relevant changes to such plans, and overseeing the administration of such plans.

The Compensation Committee’s charter allows the committee to form and delegate authority to subcommittees and to delegate authority to one or more designated members of the Board or Company officers, provided that any such delegation complies with all applicable laws, regulations and stock exchange rules. See “Compensation Discussion and Analysis” on page 44 for additional discussion regarding the process and procedures of the Compensation Committee with respect to compensation.

Nominating and Corporate Governance Committee

The Board has established a Nominating and Corporate Governance Committee, the current members of which are Edward B. Pitoniak, Beverley A. Briscoe and Christopher Zimmerman. Mr. Pitoniak is Chair of the committee. The Board has determined that the current committee members each qualify as an independent director for nominating and corporate governance committee purposes under the applicable NYSE standards and NI 58-101. The committee held eleven meetings during 2016.

The Nominating and Corporate Governance Committee reviews and assesses its charter at least annually and, if appropriate, proposes changes to the Board. The charter was most recently updated in November 2015. The charter is available on our website at www.rbauction.com.

The Nominating and Corporate Governance Committee, acting pursuant to its charter, serves the following purposes:

•	to address Board succession issues and identify individuals qualified to become members of the Board, consistent with criteria approved by the Board;
•	to select and recommend to the Board director and committee member candidates;
•	to develop, update as necessary and recommend to the Board corporate governance principles and policies applicable to the Company, including the Corporate Governance Guidelines, and to monitor compliance with such principles and policies;
•	to oversee the evaluation of the Board;
•	to facilitate and encourage director orientation and continuing education;
•	to review and recommend to the Board annual Board compensation;
•	to review and recommend for the Board’s approval annual director and officer insurance policies; and
•	to ensure the adoption and maintenance of a short term or emergency succession plan for the CEO.

Annually, the Nominating and Corporate Governance Committee follows a process designed to consider the election of directors, in accordance with the guidelines articulated in its charter and the Company’s Corporate Governance Guidelines, including, if applicable, to seek individuals qualified to become new Board members for recommendation to the Board to fill any vacancies. In assessing the qualification of a candidate, the committee adheres to the director selection guidelines set forth in the committee’s Charter, which include, among other things:

•	the candidate’s personal and professional ethics, integrity and values;
•	the candidate’s training, experience and ability at making and overseeing policy in the business, government or education sectors;
•	the candidate’s willingness and ability to devote the required time and effort to fulfill effectively the duties and responsibilities related to Board and committee membership, and the candidate’s willingness and ability to serve on the Board for multiple terms, if nominated and elected; and
•	the candidate’s independence under SEC, Canadian securities laws or applicable stock exchange rules on independence.

The Nominating and Corporate Governance Committee believes that having directors with, among other things, relevant professional experience, industry knowledge, functional skills and expertise, geographic experience and exposure, leadership qualities and public company board and committee experience is beneficial to the Board as a whole. Directors with such backgrounds can provide a useful perspective on significant risks and competitive advantages and an understanding of the challenges the Company faces. The committee monitors the mix of skills and experience of directors and committee members to assess whether the Board has the appropriate tools to perform its oversight function effectively. With respect to nominating existing directors, the committee reviews relevant information available to it and assesses their continued ability and willingness to devote the required time and effort to serve as a director, taking into consideration any other engagements they may have, including any other public boards on which they serve. The committee also assesses each person’s contribution in light of the mix of skills and experience the committee deems appropriate for the Board. As a reflection of the Board’s commitment to diversity, the Board has established, in the Company’s Diversity Policy and Directors Selection Guidelines, an objective that at least 25% of the directors, at a full complement of eight directors, be female. The Nominating and Corporate Governance Committee takes into account the diversity objectives set forth in the Diversity Policy and Directors Selection Guidelines, in addition to the relevant skills and experience required by the Board, in selecting candidates for filling Board vacancies and charging its composition.

With respect to considering nominations of new directors, including nominations by shareholders, the Nominating and Corporate Governance Committee identifies candidates based upon the criteria set forth above and in its charter. The committee reviews selected candidates and makes a recommendation to the Board. The committee may also seek input from other directors or from senior management when identifying candidates.

The Nominating and Corporate Governance Committee has the responsibility for establishing corporate governance guidelines and overseeing the evaluation and effectiveness of the Board as a whole, as well as the committees of the Board and the contribution of individual directors. The committee maintains and updates from time to time an inventory of the competencies, capabilities and skills of current non-executive Board members. The following matrix is used as a reference tool for the ongoing assessment of Board composition, to ensure that desired skills and attributes are considered as new Board members are being assessed and to identify any gaps in the competencies that are required to successfully advance the overall strategy of the Company.

	General Business Skills				Functional Experience
Name	Large Organization Experience	CEO Experience	Overseas Experience	Accounting Knowledge	Employee Recruitment & Development	Environmental, Health & Safety	Financial/ Investment	IT Software, Infrastructure & Security	Marketing	Organizational Structure	Sales	Strategic Planning	Industrial Equipment Industry
Beverley Briscoe	x	x	x	x	x	x	x			x		x	x
Robert Elton	x	x		x	x	x		x				x
Erik Olsson	x	x	x	x	x		x			x	x	x	x
Eric Patel	x		x	x	x		x	x				x
Edward Pitoniak	x	x			x		x	x	x	x	x	x
Sarah Raiss	x		x		x	x		x		x		x
Christopher Zimmerman	x	x			x				x	x	x	x

Pursuant to our by-laws, in addition to nomination of directors by or at the direction of the Board, shareholders may nominate director candidates pursuant to and in accordance with the provisions of the Company’s by-laws, which includes advance notice provisions for nominations of directors by shareholders, and of the CBCA. The advance notice provisions in the Company’s by-laws are described under “Shareholder Proposals and Director Nominations” on page 109.

The Nominating and Corporate Governance Committee does not have a formal policy on consideration of recommendations for candidates to the Board from registered shareholders. The Nominating and Corporate Governance Committee believes the evaluation of potential members of the Board is by its nature a case-by-case process, depending on the composition of the Board at the time, the needs and status of the business of the Company, and the experience and qualification of the individual. Accordingly, the Nominating and Corporate Governance Committee would consider any such recommendations on a case-by-case basis in their discretion, and, if accepted for consideration, would evaluate any such properly submitted nominee.

The Nominating and Corporate Governance Committee periodically reviews the Company’s director compensation practices and recommends to the Board the form and amount of compensation and benefits for directors. The committee from time to time retains independent consultants to provide advice regarding compensation for the directors of the Company. Please refer to the discussion of director compensation under “Non-Executive Director Compensation” on page 39.

Director Assessments

The Board has an annual assessment process for the Board and its committees. The process is administered by the Nominating and Corporate Governance Committee. The process considers Board and committee performance relative to the Board mandate or relevant committee charters, as appropriate, and provides a mechanism for all directors to assess and provide comments on Board, committee and Chair of the Board performance. In February 2016, as part of its continuing effort to advance and refine its annual assessment process, the Board included a peer-to-peer review as part of its 2016 evaluation. The Board periodically engages external advisors to provide an independent evaluation of the Board, most recently in 2012, when the Board engaged the National Association of Corporate Directors’ Board Advisory Services for this purpose. The results of each annual assessment are shared with all directors.

Director Term Limits and Board Renewal

The Company has determined not to adopt any formal term limit for the members of the Board (other than a mandatory retirement age of 72 as set out in the Company’s Corporate Governance Guidelines), but generally views a term of 10 – 15 years as an appropriate guideline to allow for the development of sufficient continuity and experience on the Board, while also ensuring adequate Board renewal. This guideline is set forth in the Company’s Corporate Governance Guidelines.

The Nominating and Corporate Governance Committee reviews the composition of the Board on a regular basis in relation to approved director criteria and skill requirements and recommends changes as appropriate to renew the Board.

Representation of Women on the Board and in the Director Identification and Selection Process

The Company has adopted a Diversity Policy and amended the Director Selection Guidelines forming part of the Nominating and Corporate Governance Committee Charter (the “Director Selection Guidelines”) to implement the provisions of such Diversity Policy. The Company values diversity and recognizes the organizational strength, deeper problem solving ability and opportunity for innovation that diversity brings to the Board. The Company believes diversity is an important element of corporate governance and is good for the business.

Diversity contributes to the achievement of the Company’s corporate objectives. It enables the Company to attract people with the best skills and attributes, and to develop a workforce whose diversity reflects that of the communities in which it operates.

The Company’s Diversity Policy and Director Selection Guidelines established, as a measurable objective for improving gender diversity, that by 2016 at least 25% of the Board will be comprised of women, given a full complement of eight directors. In addition to a candidate’s independence, industry knowledge, skills, experience, leadership qualities and other factors, the Nominating and Corporate Governance committee takes into account the diversity objectives set forth in the Diversity Policy and Director Selection Guidelines in selecting candidates for filling nomination and appointment to the Board, and Direction Selection Guidelines require that the committee strive to ensure that the target level of female representation be maintained.

The Company has achieved this target and currently has two female directors on the Board, including the Chair of the Board, representing 25% of the Board.

Representation of Women in Executive Officer Appointments

The Company is committed to improving the level of diversity, including the representation of women in executive officer appointments. The Company currently has three female executive officers: Sharon Driscoll, our Chief Financial Officer, Becky Alseth, our Chief Marketing Officer and Marianne Marck, our Chief Information Officer representing 25% of the Company’s executive officers, up from 14.2% in the prior year and up from 0% since the appointment of Mr. Saligram as CEO in July of 2014.

The Company has not adopted any specific target regarding women in executive positions. The Company believes that it has a balanced approach in its executive selection process and has given emphasis to gender representation in its executive search program. The Company considers the level of representation of women in executive officer positions when making executive officer appointments and diversity, including gender diversity, is a key factor in the Company’s executive position selection process. Pursuant to the Company’s Diversity Policy, the Company’s management is responsible for implementing the Diversity Policy, achieving the diversity initiatives established by the Company and reporting to the Board on progress toward and achievement of diversity initiatives.

In addition, management has embarked on a process to assess and improve diversity within the organization and will continue to focus on the development of a diversity and inclusion strategy during 2017. Since 2011, the Company has sponsored various leadership development initiatives including the Women’s Go Networking and Mentoring program and the Company’s Women in Leadership program open to all female employees aspiring to leadership roles.

Further, as noted above, since the appointment of Mr. Saligram as the Company’s CEO in July of 2014, female representation at the executive officer level has increased from 0% to 25%. Mr. Saligram also recognizes that it is equally important to increase female representation at the mid-management level as these positions are the Company’s pipeline for future executive officer roles. As such, the Company has deliberately focused on recognizing high-potential women in our organization and, as a result, female representation at the Company’s mid-management level and above has increased from 7.69% to 21.92% since July of 2014. In order to implement this initiative, the Company has:

•	established a global diversity and inclusion function supported by executive officers to anchor diversity and inclusion in the business strategy and to connect talent strategies;
•	structured a women’s employee resource group to implement Company-wide innovative diversity initiatives relating to women. These initiatives provide networking, training, development and mentoring opportunities for women to realize opportunities for personal and professional growth, and further develop confidence in leadership roles;
•	provided gender intelligence training to director level and above to identify conscious and unconscious biases, with the aim of enhancing their appreciation of the value of diversity for the Company’s shareholders, customers, employees and the communities we serve;
•	developed a career website and recruiting collateral to include representation of the Company’s diverse workforce which demonstrates our commitment to diversity and inclusiveness. The talent acquisition team was trained on diversity recruiting tactics, and the Company ensures female candidates are identified and interviewed during the recruiting process; and
•	developed its talent management strategy to ensure diversity and inclusion integration into every aspect of its programs including succession planning, leadership development, learning, and identification and development of high potential talent using 360 degree assessments and coaching.

The Company’s management believes these initiatives and efforts will ensure a pipeline of diverse candidates, and improve representation of women to be considered when making leadership and executive officer appointments. The Company is committed to providing an environment in which all employees are treated with fairness and respect, and have equal access to opportunities for advancement based on skills and aptitude.

Corporate Governance Guidelines

The Board has adopted Corporate Governance Guidelines addressing, among other things, Board and management roles, Board functions and responsibilities, director qualifications, director independence, Board structure and performance evaluations. The guidelines are available on our website at www.rbauction.com.

Board Leadership Structure

The Board does not have a formal written policy regarding the separation of the roles of CEO and Chair of the Board. The Board believes that separating the Chair of the Board and CEO positions is the most effective leadership structure for the Company. The Board has determined that having an independent director serve as the Chair of the Board is in the best interests of the shareholders at this time and allows the Chair of the Board to focus on the effectiveness of the Board while the CEO focuses on executing the Company’s strategy and managing the Company’s operations and performance.

As required under the Corporate Governance Guidelines, the Board holds at least four scheduled meetings each year of the non-executive directors without management present. Additional executive sessions may be held from time to time as required. Ms. Briscoe, as independent Chair of the Board, presides at executive sessions. The non-executive directors held 7 meetings and several information sessions in 2016 without management present.

Board’s Role in Risk Oversight

The Board oversees the Company’s enterprise risk management program, which focuses on the identification, assessment and mitigation of risks associated with achievement of the Company’s strategic objectives. Principal risks are identified and evaluated relative to their potential impact and likelihood of occurrence, including consideration of mitigating activities. The Company’s annual risk assessment process is linked to the annual strategic planning process, with periodic updates conducted to identify potential emerging risks, such as those associated with major business decisions, key initiatives and external factors. The Company’s enterprise risk management program is overseen at the senior executive level in conjunction with the Company’s risk management and internal audit group. Reports on principal risks and mitigation strategies are reviewed by the Company’s executive officers, the Audit Committee and the Board.

Oversight of the Company’s management of principal risks forms part of the mandate of the Board and its committees. The Board has primary responsibility for oversight of the enterprise risk management program. Each of the Company’s principal risks is the responsibility of either a specific committee or the entire Board, as appropriate. The Audit Committee is responsible for reviewing, including with management and the Company’s independent auditor, if appropriate, the guidelines and policies with respect to risk assessment and risk management, specifically the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures. The Audit Committee is also responsible for overseeing the Company’s activities with respect to the identification, assessment and mitigation of cybersecurity and technology risks. The Compensation Committee is responsible for compensation risk and accordingly, has considered the implications of the risks associated with the Company’s compensation policies and practices to ensure they do not encourage inappropriate risk taking by the Company’s executive officers.

Compensation Committee Interlocks and Insider Participation

There were no compensation committee or board interlocks among the directors during 2016.

Other Matters

Legal Proceedings

We do not currently know of any legal proceedings against us involving our directors, executive officers, affiliates or record or beneficial owners of more than 5% of our common shares or any of their affiliates, or in which any of these persons has a material interest adverse to us.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Company’s directors, certain officers and persons who own 10% or more of our common shares, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the SEC. Such persons are required to furnish the Company with copies of all Section 16(a) forms they file. Based solely upon the Company’s review of copies of such forms furnished to the Company and written representations from such persons, the Company believes that during the fiscal year ended December 31, 2016, due to administrative error, each of Kieran Holm, Rob McLeod, Doug Olive, Jeroen Rijk, Darren Watt and Karl Werner filed one Form 4 one day late relating to the following number of transactions, each of which related to the receipt of dividend equivalent rights under, and the vesting of, compensatory awards previously granted by the Company: Holm (3); McLeod (6); Olive (3); Rijk (6); Watt (3); and Werner (6).

Certain Relationships and Related Person Transactions

No executive officer, director, or employee or former executive officer, director or employee of the Company or any of its subsidiaries, nor any proposed nominee for election as a director of the Company, nor any associate of any director, executive officer or proposed nominee, is, or at any time since January 1, 2016 has been, indebted to the Company or any of its subsidiaries or indebted to another entity where the indebtedness is subject to a guarantee, support agreement, letter of credit or other similar arrangement or understanding provided by the Company or any of its subsidiaries either for a purchase of securities or otherwise, other than “routine indebtedness” as defined in Form 51-102F5 adopted by the Canadian Securities Administrators.

Other than as disclosed in this Proxy Statement, since January 1, 2016, none of our directors, executive officers, nominees for director or beneficial owners of more than 5% of our common shares or any of their immediate family members was indebted to the Company or had a material interest in a transaction with the Company where the amount involved exceeded $120,000, nor are any such transactions currently proposed.

Other than as disclosed in this Proxy Statement, none of the directors or officers of the Company, no director or officer of a body corporate that is itself an insider or a subsidiary of the Company, no person or company who beneficially owns, directly or indirectly, voting securities of the Company or who exercised control or direction over voting securities of the Company or a combination of both carrying more than 10% of the voting rights attached to any class of outstanding voting securities of the Company entitled to vote in connection with any matters being proposed for consideration at the Meeting, no proposed director or nominee for election as a director of the Company and no associate or affiliate of any of the foregoing has or had any material interest, direct or indirect, in any transaction or proposed transaction since January 1, 2016 that has materially affected or would or could materially affect the Company or any of its subsidiaries.

In accordance with its charter, our Audit Committee is responsible for reviewing all related person transactions, including current or proposed transactions in which the Company was or is to be a participant, the amount involved exceeds $120,000 and a related person had or will have a direct or indirect material interest. The Audit Committee does not currently have a written related party transaction policy but its practice is to consider relevant facts and circumstances in determining whether or not to approve or ratify such a transaction, such as: (i) the nature of the related person’s interest in the transaction; (ii) the terms of the transaction; (iii) the relative importance (of lack thereof) of the transaction to the Company; (iv) the materiality and character of the related person’s interest, including any actual or perceived conflicts of interest; and (v) any other matters the Audit Committee deems appropriate. Based on its consideration of all of the relevant facts and circumstances, the Audit Committee decides whether or not to approve such transactions and approves only those transactions that are deemed to be in the overall best interests of the Company.

In addition, pursuant to our Corporate Governance Guidelines, if any actual or potential conflict of interest arises for a director, the director is expected to promptly inform the Chair of the Board and the CEO. If a significant conflict exists and cannot be resolved, the director is expected to resign. All directors are expected to recuse themselves from any discussion or decision affecting their personal, business or personal interests.

Other than as disclosed in this Proxy Statement, none of the directors or officers of the Company, no proposed nominee for election as a director of the Company, none of the persons who have been directors or officers of the Company at any time since January 1, 2016 and no associate or affiliate of any of the foregoing has any material interest, direct or indirect, in any matter to be acted upon at the Meeting.

Non-Executive Director Compensation

The Nominating and Corporate Governance Committee periodically reviews the Company’s director compensation practices and recommends to the Board the form and amount of compensation and benefits for directors. In 2015, the Nominating and Corporate Governance Committee engaged Towers Watson (now Willis Towers Watson, “Towers Watson”) to perform a review of Board compensation. Based on the results of such review, the Nominating and Corporate Governance Committee recommended, and the Board approved, a number of increases to Board compensation. Effective April 1, 2015, the annual fee paid to non-executive directors, other than the Board Chair, was increased from $100,000 to $115,000, the annual fee paid to the Board Chair was increased from $240,000 to $260,000, the additional annual fee paid to the Chair of the Audit Committee was increased from $15,000 to $20,000 and the additional annual fee paid to the chair of the Compensation Committee was increased from $10,000 to $15,000.

Beginning in 2016, non-executive directors filing tax returns in jurisdictions outside of Canada are entitled to reimbursement by the Company for expenses related to obtaining tax advice in connection with their engagement as a director of the Company, up to a maximum of $5,000 per calendar year.

Non-executive directors also receive a $1,500 fee per minuted meeting, in person or by teleconference, in excess of 30 minutes. The Chair of the Board is not entitled to meeting fees. Non-executive directors, other than the Chair of the Board, required to travel on a day other than a meeting date when scheduling does not permit travel on the day of the meeting are also entitled to receive, in addition to reimbursement for travel expenses, a $1,500 travel fee.

Under the Company’s Non-Executive Director Deferred Share Unit Plan (the “DSU Plan”), non-executive directors receive 60% of their annual Board retainer (the annual fees paid to a director for service on the Board, including the annual fee paid to the Chair of the Board, but excluding fees for chairmanship of Board committees and other fees) in DSUs unless a director meets the Company’s share ownership guidelines and elects to receive cash in lieu of DSUs. For a discussion of DSUs, see “— Non-Executive Director Deferred Share Unit Plan” on page 41.

Non-Executive Director Compensation Table

The table below, sets out the compensation of the Company’s non-executive directors for the year ended December 31, 2016.

Non-Executive Director	Fees Earned or Paid in Cash(1)	Share-Based Awards(2)	All Other Compensation(3)	Total
Beverley Briscoe	$104,000	$156,000	$12,721	$272,721
Robert Elton	$106,500	$69,000	$6,902	$182,402
Erik Olsson	$91,000	$69,000	$9,846	$169,846
Eric Patel	$175,000	Nil	$4,168	$179,168
Edward Pitoniak	$117,500	$69,000	$10,970	$197,470
Lisa Anne Pollina(4)	$47,832	$17,250	Nil	$65,082
Sarah Raiss(5)	$54,500	$17,250	$83	$71,750
Christopher Zimmerman	$95,500	$69,000	$7,547	$172,047

(1)	Represents total fees earned or paid in cash for service on the Board, including annual Board fees, the annual fee paid to the Board Chair and to the Committee Chairs, meeting fees and travel fees.

(2)	The dollar amounts represent the grant date fair value of DSUs granted in 2016, calculated in accordance with ASC 718, utilizing the assumptions discussed in Note 2(d) and Note 26 to our financial statements for the fiscal year ended December 31, 2016, without taking into account estimated forfeitures. The number of DSUs granted and the fair value on each grant date calculated in accordance with ASC 718 are as follows:

	March 7, 2016		May 16, 2016		August 15, 2016		November 14, 2016
Non-Executive Director	Fair Value ($)	DSUs (#)	Fair Value ($)	DSUs (#)	Fair Value ($)	DSUs (#)	Fair Value ($)	DSUs (#)
Beverley Briscoe	39,000	1,666	39,000	1,313	39,000	1,240	39,000	1,107
Robert Elton	17,250	737	17,250	581	17,250	548	17,250	490
Erik Olsson	17,250	737	17,250	581	17,250	548	17,250	490
Eric Patel	—	—	—	—	—	—	—	—
Edward Pitoniak	17,250	737	17,250	581	17,250	548	17,250	490
Lisa Anne Pollina(4)	17,250	737	—	—	—	—	—	—
Sarah Raiss(5)	—	—	—	—	—	—	17,250	490
Christopher Zimmerman	17,250	737	17,250	581	17,250	548	17,250	490

(3)	All other compensation includes the value of additional DSUs credited to non-executive directors during 2016 corresponding to dividends declared and paid by the Company on common shares during 2016, and reimbursement of expenses for tax advice. The value of such dividend equivalent DSUs was calculated by multiplying the number of such additional DSUs credited by the fair market value of a common share on the date the dividend was paid.
(4)	Amounts for Ms. Pollina reflect fees earned for her services through the date of the 2016 Annual and Special Meeting of Shareholders, at which Ms. Pollina did not stand for re-election.
(5)	Ms. Raiss was appointed to the Board on July 1, 2016.

Director Share Ownership Guidelines

In January 2012, the Board adopted share ownership guidelines for the non-executive directors of the Company. The Board believes that share ownership aligns the interests of its directors with the interests of the Company’s shareholders, promotes sound corporate governance and demonstrates a commitment to the Company. Pursuant to the director share ownership guidelines, non-executive directors are to hold common shares and/or DSUs with a combined value of not less than three times the annual fixed retainer paid to such directors and such directors are to achieve this level within five years of becoming subject to the guidelines. In the event a share price change or an increase in a director’s annual Board retainer results in a director ceasing to meet the guidelines, the director is to work toward meeting the guidelines within one year. Since the value of DSUs increase or decrease in lock-step with the price of the Company’s common shares, DSUs reflect a philosophy of aligning the interests of the directors with those of the shareholders by tying compensation to share price performance.

The following table sets out the applicable equity ownership guideline and equity ownership for each current non-executive director.

		Equity Ownership Guideline		Common Shares(1) (#)	DSUs(2) (#)	Total Value of Equity Ownership(3) ($)	Meets Share Ownership Requirement(4)
Non-Executive Director	Multiple of Retainer	Amount of Retainer ($)	Total Value of Equity Ownership Required ($)
Beverley Briscoe	3x	260,000	780,000	22,288	22,964	1,427,248	Yes
Robert Elton	3x	115,000	345,000	—	12,123	382,359	Yes
Erik Olsson	3x	115,000	345,000	—	8,954	282,409	No
Eric Patel	3x	115,000	345,000	18,925	6,425	799,539	Yes
Edward Pitoniak	3x	115,000	345,000	7,121	13,117	638,307	Yes
Sarah Raiss	3x	115,000	345,000	—	1,021	32,202	No
Christopher Zimmerman	3x	115,000	345,000	6,856	13,117	629,948	Yes

(1)	Represents the number of common shares held as of March 10, 2017.
(2)	Represents the number of DSUs held as of March 10, 2017 and dividend equivalents credited to each non-executive director.
(3)	The total value of equity ownership is based on the closing price of the Company’s common shares on the NYSE on March 10, 2017 of $31.54 and includes the value of both common shares and DSUs.
(4)	The share ownership guidelines were implemented in January 2012, and each of the non-executive directors, other than Mr. Olsson and Ms. Raiss, have until 2017 to meet these thresholds. Mr. Olsson became a director in June 2013 and has until June 2018 to meet the threshold. Ms. Raiss, a director since July, 2016 has until July 2021 to meet the threshold.

Non-Executive Director Deferred Share Unit Plan

At the time that the Board introduced the share ownership guidelines described above, the Board approved, effective January 1, 2012, the adoption of the DSU Plan to further align the interests of directors with the interests of the Company’s shareholders and provide a tax effective way for directors to build share ownership (or the equivalent thereof).

In respect of calendar years ending on or before December 31, 2014, if a non-executive director had not, prior the commencement of the current year, satisfied share ownership guidelines, the director was required to receive 60% of his or her annual Board retainer (the annual fees paid to a director for service on the Board, including the annual fee paid to the Chair of the Board and (while applicable) Deputy Chairperson, but excluding fees for chairmanship of Board committees and other fees) in the form of DSUs, rather than in cash. The remainder of the annual Board retainer was paid in cash, quarterly in arrears. If a non-executive director had satisfied share ownership guidelines, the director could elect not to receive DSUs, and to instead receive cash. The portion of the annual Board retainer which was paid in the form of DSUs was credited annually in arrears, following the end of the year to which the fees relate.

Effective October 30, 2014, the Board approved amendments to the DSU Plan pursuant to which, in respect of calendar years commencing on or after January 1, 2015, the portion of the annual Board retainer which is payable in the form of DSUs as contemplated in the plan is payable and credited quarterly in arrears. For such years, on each quarterly date on which the annual Board retainer for the prior completed calendar quarter is payable, if the non-executive director has not at such time satisfied share ownership guidelines, the director must receive 60% of the portion of the annual Board retainer that is then payable in the form of DSUs, rather than in cash. The remainder of the Board retainer payment is paid in cash.

The Board approved amendments to the DSU Plan, effective November 4, 2015, to set the number of days after the end of each quarter upon which a director is credited with DSUs in order to facilitate compliance with Section 16 of the Exchange Act. Beginning with the quarter commencing October 1, 2015, DSUs are credited on the 65th day (or the next business day if the 65th day is not a business day) after the end of the quarter in relation to the portion of the annual Board retainer payable for any fourth calendar quarter and DSUs are credited on the 45th day (or next business day if the 45 th day is not a business day) after the end of the quarter in relation to the portion of the annual Board retainer payable for any other calendar quarter.

If a non-executive director has satisfied the Company’s share ownership guidelines, the director may elect not to receive DSUs and instead receive cash.

The number of DSUs credited to a director is calculated by dividing the dollar amount of the portion of the Board retainer to be paid in the form of DSUs by the fair market value of a common share on the date the DSUs are credited, being the volume weighted average price of the Company’s common shares reported by the NYSE for the immediately preceding twenty trading days.

Although DSUs vest immediately upon being granted under the DSU Plan, no amount is payable to the non-executive director holding the DSUs until the director ceases to be a director, following which the director will be entitled to receive a lump sum cash payment, net of any applicable withholdings, equal to the number of DSUs held multiplied by the fair market value of one common share (determined as described above) as of the 24th business day after the first publication of the Company’s interim or annual financial statements and management’s discussion and analysis for the fiscal quarter of the Company next ending following the director ceasing to hold office. Additional DSUs are credited under the DSU Plan corresponding to dividends declared on the common shares. DSUs are considered equivalent to common shares for purposes of determining whether a director is complying with or satisfying share ownership guidelines.

Non-Executive Directors Long-term Incentive Plan

The Company adopted the long-term incentive plan for non-executive directors (the “Non-Executive Director LTIP”) in 2009. Under the Non-Executive Director LTIP part of the annual retainer of non-executive directors was used prior to 2012 to purchase common shares. Such shares were purchased by the administrator of the Non-Executive Director LTIP through open market purchases and held by the plan administrator on behalf of the participants.

In connection with the adoption of the DSU Plan, the Non-Executive Director LTIP was amended to provide that the Company would cease to pay contributions for participants under such plan to the plan administrator in respect of annual fees earned after January 1, 2012. Participants are not permitted to withdraw any common shares held in the Non-Executive Director LTIP unless a certain event occurs or certain conditions are satisfied (e.g. the termination, retirement or resignation of the participant as a director of the Company).

PROPOSAL TWO: ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Board of Directors believes that the Company’s operating success and shareholder value depend to a large extent on the ability of the Company’s leadership. Accordingly, our executive compensation program is designed to provide a competitive level of compensation necessary to:

•	attract and retain the talent needed to lead a strategic transformation to grow the Company’s business;
•	provide a strong incentive for executives and key employees to work toward the achievement of the Company’s goals, including long-term earnings growth and sustained value creation; and
•	ensure that the interests of management and the Company’s shareholders are aligned and that the compensation packages are fair to senior management, employees, the shareholders and other stakeholders.

In accordance with Section 14A of the Exchange Act and Section 951 of the Dodd-Frank Wall Street Reform and Consumer Protection Act, the following resolution, commonly known as a “Say on Pay” proposal, gives our shareholders the opportunity to vote to approve or not approve, on an advisory basis, the compensation of our Named Executive Officers. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our Named Executive Officers and our compensation philosophy, policies and practices, as disclosed in this “Compensation Discussion and Analysis” beginning on page 44. Shareholders will be given an opportunity to cast an advisory vote on this topic annually, with the next opportunity occurring in connection with the Company’s annual meeting in 2017.

While the final vote is advisory in nature and therefore not binding on us, or our Directors, we value the opinions of all our shareholders and will carefully consider the outcome of this vote when making future compensation decisions for our Named Executive Officers.

We encourage our shareholders to carefully read this “Compensation Discussion and Analysis”, which explains specifically how, what and why we pay our executives, and will equip shareholders to cast an informed vote.

Our Board believes that our current compensation program appropriately links executive pay to achievement of corporate goals, properly aligns management and shareholder interests, and is fair, reasonable and competitive relative to market practice. We therefore recommend that shareholders vote in favor of the following resolution:

“RESOLVED, that the compensation paid to the Named Executive Officers, as disclosed in the Compensation Discussion and Analysis, the Execution Compensation Tables and the accompanying narrative discussion in the proxy statement of the Company, dated March 20, 2017, is hereby approved.”

Board Recommendation:  The Board recommends a vote “FOR” the adoption of the above resolution indicating approval of the compensation of the Company’s Named Executive Officers.

COMPENSATION DISCUSSION AND ANALYSIS

A Letter from our Compensation Committee Chair

Dear fellow shareholders,

With the hiring of Ravi Saligram as CEO in 2014, Ritchie Bros. began a transformation from our roots as an unreserved auctioneer to become a customer-centric, multi-channel provider of disposition services for the industrial equipment industry. In 2016, we achieved significant milestones along that journey of transformation, and saw the benefits in both our bottom line and shareholder returns. 2016 was a watershed year for the Company, as the executive team laid a strong foundation for long-term growth with several announced acquisitions, including that of IronPlanet. As a board, we are pleased with the progress the Company has made in its transformation, and with the value being created for our shareholders. The total shareholder return (“TSR”)(1) since Mr. Saligram’s arrival in 2014 is 43.9%, versus 19.2% for the S&P 500(2). Several key achievements of 2016 were:

•	The Company generated a TSR of 49.4%; versus an annual return on the S&P 500 of 11.35%(1);
•	The Company returned $107.2 million to shareholders through dividends and share repurchases during 2016;
•	Revenue grew 10% over 2015 and Revenue Rate(3) increased 93 basis points to 13.07%, primarily through the expansion of fee-based revenue streams and disciplined execution of underwritten commission contracts;
•	Net cash provided by operating activities of $178 million.

The Board’s Compensation Committee is committed to ensuring Ritchie Bros.’ executive compensation practices are well-aligned with the interests of our shareholders. We have designed our reward structures to attract the right caliber of executives to execute our transition, and to provide them with appropriate rewards as our performance and growth targets are achieved. Working alongside Meridian Compensation Partners to benchmark against an appropriate peer group, we are confident the compensation programs in place today appropriately incent the Ritchie Bros. executive team to drive our transformation, long-term growth and shareholder value.

This year, we have made a concerted effort to improve the depth of our disclosure. Here is what the Committee believes are the primary points in the material:

•	Choice of peer group: We have stated (page 72) why we believe the complexity and size of our business is more aligned with our Gross Auction Proceeds (“GAP”)(4), rather than revenue

(1)	Total shareholder return represents the total Company share price appreciation over a three-year period, including dividends per share distributed, where share price is based on the NYSE-trading price and dividends paid per share in U.S. dollars.
(2)	Assumes dividend distributions are reinvested during the period July 7, 2014 through Dec. 31, 2016.
(3)	Revenue Rate is calculated by dividing revenues by GAP (defined in footnote 4) to determine the amount of Gross Auction Proceed changes that flow through to the Company’s revenues.
(4)	GAP represents the total proceeds from all items sold at the Company’s auctions together with the gross transaction value sold through the Company’s online marketplaces. GAP is a measure of operational performance and is not a measure of our financial performance, liquidity or revenue. GAP is not presented in our consolidated income statements.

(which is largely generated as a percent commission of the assets we sell). Our physical plant as well as our entire support infrastructure — including our sales, marketing, operations, and administrative teams and systems have been built to facilitate the volume and value of transactions completed through our sales channels, not simply the revenue we report. In addition, the Committee reviews the entire peer group against seven key metrics to ensure Ritchie Bros. is appropriately sized to its peers. Those seven key metrics are: revenues, GAP, market capitalization, cashflow, earnings before interest and income taxes (“EBIT”), earnings before interest, income taxes, depreciation and amortization (“EBITDA”), and gross margin(5) Given that we fall about the median or above on virtually all these metrics, we believe our peer group represents a fair and appropriate comparator set for compensation purposes.

•	Pay for performance (page 58): Our compensation structures are designed to attract the top-level executive talent necessary for our transformation strategy, and to link, as much as possible, their compensation to shareholder interests. Over the last two years, we have re-designed our compensation so the bulk of executive compensation is at risk — it is only paid if we achieve the stated performance goals. Our CEO has 78% of his compensation at risk, and our other Named Executive Officers as a group have 62% at-risk. In addition, we have eliminated restricted stock units as a regular part of our compensation programs, as these are not an at-risk vehicle. In 2016, management successfully delivered 10% revenue growth and achieved critical milestones for our transformation strategy. In doing so, the Company achieved a TSR of 49.4% in 2016, providing a strong reward for our shareholders. Given this performance, and following our compensation structure design, our CEO received a payout of 97.4% of his target short-term incentive, and our other Named Executive Officers in aggregate received 66.9% of their target short-term incentive.

Earnings adjustments (pages 60 – 61):

•	The Committee considers unusual, unbudgeted items for potential adjustment in calculating operating results for determining incentive payouts. During 2016, we adjusted in full for direct expenses and interest costs related to the IronPlanet acquisition, and in part for the non-cash write down of EquipmentOne (E1). Our approach to adjustments is driven by several overarching principles, including ensuring management is rewarded for driving operating performance, largely independent of one-time, unbudgeted non-cash accounting entries, and incenting management for making the right long-term decisions for shareholders.

We have also taken your feedback into consideration. We conducted a broad shareholder outreach in 2016, holding over 110 meetings with shareholders and institutions and we received specific feedback on compensation from most of our top 20 shareholders. We have considered the feedback you provided us, and have made the following changes to our compensation practices:

•	Modified our compensation philosophy to target the median of our peer group
•	Reviewed and modified the companies comprising our peer group (page 75)
•	Reviewed our 1999 Employee Stock Purchase Plan as amended (“ESPP”) and capped the Company contribution (page 70)
•	Significantly enhanced our proxy circular disclosure

(5)	Gross margin is calculated as revenues less costs of services divided by revenues.

In addition, the following changes have been initiated for 2017:

•	A proposal (for shareholder approval) to approve certain amendments to the 2013 PSU Plan and the Sign-On Grant Agreement, including provisions permitting the Company to pay vested PSUs under the Sign-On Grant Agreement either in cash or by issuing common shares as opposed to payment only in cash, which we believe will better align with shareholder interests, lower the execution cost of this program for the Company and allow Mr. Saligram to build his share ownership in Ritchie Bros. (page 108).
•	The adjustment of our TSR modifier, which refers to the modifications (upward and downward) to our PSU incentive compensation payouts based on Ritchie Bros.’ TSR relative to the TSR of a group of 28 similar auction, industrial, machinery and market-making companies (see page 64 for a list of TSR companies).

We hope you agree that the compensation programs we have put in place are appropriately aligned with the interests of our shareholders, and properly structured to drive long-term, profitable Company growth. We welcome your feedback, and look forward to continuing to serve you in 2017.

Sincerely,

Eric Patel

Chair, Compensation Committee
(On behalf of the entire board)

Executive Compensation Principles and Framework

The Company has built its compensation policy on four principles: Strategy, Talent, Alignment, and Responsibility. These principles are the foundation for a compensation framework that focuses management’s best efforts on achieving the Company’s goals and generating sustainable shareholder value.

Our compensation principles and practices are summarized in the table below and described more fully in this section.

Strategy — Advance company strategy and create long-term value

Our compensation policy supports the Company’s strategy and business goals.

•	CEO target compensation: 78% at-risk.

The CEO’s target compensation is payable based on achievement of performance targets linked directly to The Company’s Strategic Roadmap and to long-term shareholder value creation.

•	Executive target compensation: 62% at-risk.

Majority of executives’ target compensation is in the form of at-risk incentive compensation that is awarded and paid out based on the achievement of Company goals, corporate and business-unit financial performance, and the creation of long-term sustainable shareholder value. The proportion of variable versus fixed compensation increases along with an executive’s responsibility and ability to affect the Company’s strategic results. See graph below:

Talent — Attract, motivate and retain talent

Our policy is designed to attract and retain the superior leadership we need to lead and grow the business.

To ensure our compensation practices remain competitive, we benchmark Named Executive Officers compensation against the compensation offered by companies in our peer group. We engage independent compensation consultants to assess the appropriateness of the peer group and to advise on compensation structure and levels.

Principle	Practice
Strategy – Advance company strategy and long-term value creation	✓ At-risk pay: 78% of the CEO’s target compensation is at-risk incentive compensation and 62% of other Named Executive Officers’ target compensation is at risk
Talent – Attract, motivate, retain superior talent needed to grow business	✓ Competitive benchmarking ✓ Independent advice ✓ Modest but competitive benefits and perquisites
Alignment – Management and shareholder interests	✓ Strong share ownership guidelines

✓ Significant portion of compensation in the form of long-term incentives contingent upon sustained company performance

✓ Double trigger: Severance provisions in executive employment agreements and long-term incentive plans have double triggers in the event of a change of control

✓ Substantial shareholder engagement throughout the year, with more than 110 in-person investor meetings in 2016 and ongoing shareholder outreach

Responsibility – Discourage excessive risk-taking	✓ Strong share ownership
guidelines, including post-termination holding requirements for CEO

✓Clawback policy (applicable to both short and long-term incentive plans)

✓ Rigorous hedging and trading restrictions for executives

✓Caps on incentive payouts: Short-term incentives and PSU plans cap payouts at a maximum of 200% of target for exceptional performance.

✓Annual risk review by the Compensation Committee

What We Don’t Do	x No repricing of stock options
x No compensation for dividends on stock options or, in the case of PSUs, until they vest
x No tax gross-ups
x No excessive severance obligations
(There are NO exceptions)

Effective for 2017

During 2016 we thoroughly reviewed our peer group with the assistance of our independent compensation consultants (Meridian Compensation Partners) and have revised the group for the 2017 year (see “Peer Group Comparisons”, pages 71 – 76).

Alignment — Align management and shareholder interests

Our compensation policy promotes alignment of interest between management and shareholders through equity ownership requirements, at-risk pay elements, and long-term incentive compensation. As well, we actively seek our shareholders’ opinions on our executive compensation program, and we carefully consider their feedback when making compensation decisions.

Equity Ownership Requirements

Our share ownership guidelines require all Named Executive Officers as well as all other executives to build and hold meaningful levels of equity in the Company. Executives must hold common shares with a minimum value equal to a multiple of their base salary, they must retain a portion of the underlying common shares received on exercise of options and redemption of equity until guidelines are met, and they must adhere to a series of constraints controlling their disposition of The Company’s shares. Most members of the executive team have joined the Company since 2014, so the group is building up its equity ownership.

Extended Post-Employment Equity Holding Requirements for the CEO

In association with his appointment as CEO, Mr. Saligram is required to hold 100% of the after-tax value from any payouts or gains resulting from awards under the annual long-term incentive program and his sign-on grant until the share ownership guidelines are satisfied. Thereafter, 50% of the after-tax value of each payout/gain is to be held for a period of at least two years following the payout date. In addition, post-employment, Mr. Saligram is required to hold common shares with a value equal to the sum of his annual base salary and short-term incentive bonus for a period of at least one year.

Shareholder-Oriented Long-Term Incentives

Long-term incentives make up a significant portion of total direct compensation (36 – 56%), and both short- and long-term variable pay is contingent on performance.

We have eliminated RSU’s from our annual long term incentive award mix, to better align the fortunes of our executives with the outcomes for our shareholders.

Shareholder Feedback

The Company solicits and considers shareholders’ views on executive compensation. In 2016, the Company held more than 110 in-person meetings with investors, and specifically obtained feedback on the Company’s compensation program from most of its top 20 shareholders. Through this exercise, we confirmed that the majority of the Company’s shareholders agree with our approach and peer group selected for our compensation program. The feedback obtained through these discussions also indicated some ways our executive compensation programs could be enhanced. After careful consideration of all shareholder feedback, as well as advice from our independent compensation consultants, the Compensation Committee, decided to make several adjustments to our peer group and to the executive pay structure which will take effect in 2017. These modifications are disclosed in this document on pages 71 – 74.

We held a non-binding advisory stockholder vote on the compensation program for our named executive officers, commonly referred to as a “say on pay” vote, at our 2016 Annual and Special Meeting of Shareholders. Over 80% of the voting power of shares voted at the 2016 Annual and Special Meeting of Shareholders were cast in favor of our say on pay proposal. Our compensation committee has considered and will continue to consider the outcome of our say on pay votes and our shareholder views when making compensation decisions for our named executive officers, including the outcome of Proposal Two (advisory vote on executive compensation) at this Annual and Special Meeting.

Responsibility — Promote accountability; discourage excessive risk-taking

Our compensation program discourages excessive risk-taking. The Company enforces this principle through the share-ownership requirements described above, as well as hedging and trading restrictions and a clawback policy. Each year the Compensation Committee reviews compensation policies and practices to ensure they do not encourage executive officers to take excessive or inappropriate risks.

Hedging and Trading Restrictions

The Company maintains a policy that prohibits forms of hedging or monetization transactions that could limit an employee’s economic risk with respect to their ownership or interest in Company securities, including common shares, outstanding stock options, PSUs or RSUs, or other compensation awards the value of which are derived from, referenced to or based on the value or market price of Ritchie Bros’ common shares. Prohibited transactions include the purchase of financial instruments, including prepaid variable forward contracts, equity swaps, collars, puts, calls or other derivative securities that are designed to hedge or offset a decrease in market value of the Company’s equity securities.

Clawback Policy

The Company has an Incentive Compensation Clawback Policy, which permits recovery of both short and long-term equity Incentive Compensation from all executive officers, under appropriate circumstances (the “Clawback Policy”).

If the Company must restate financial results, for any reason other than a change in applicable accounting rules or interpretations, the Compensation Committee may review any performance-based compensation, both short- and long-term, paid or awarded during the three years preceding such restatement.

If the Compensation Committee determines that the amount of the performance-based compensation paid or awarded to an executive officer would have been a lower amount had it been calculated based on such restated financial statement, then the Board may seek to recover for the benefit of the Company the excess compensation.

Compensation risk and governance review

Oversight of the Company’s management of principal risks forms part of the mandate of the Board and its committees. Each of the Company’s principal risks is the responsibility of either a specific committee or the entire Board, as appropriate. The Compensation Committee is responsible for compensation risk and, accordingly, has considered the implications of the risks associated with the Company’s compensation policies and practices to ensure they do not encourage inappropriate risk-taking by the Company’s executive officers.

The Compensation Committee has implemented a formal decision-making process that involves management, the Committee and the Board. The Committee uses a multi-step review process for all compensation matters, first adopting goals and metrics of performance, reviewing how performance compares to the pre-established metrics and then seeking Board input as to the reasonableness of the results. The Committee uses independent external compensation consultants to provide advice in connection with executive pay benchmarking, incentive plan design, compensation governance and pay for performance.

The Committee believes that the current executive compensation program strikes an appropriate balance between short-term and long-term incentives, adopting multiple distinct metrics for each component that are aligned with the Company’s overall strategic objectives. The program ensures that executives are compensated fairly and in a way that does not encourage executives to take inappropriate risks.

The Compensation Committee

The Compensation Committee is comprised of Eric Patel, Robert G. Elton, Erik Olsson and Sarah Raiss, each of whom is an independent director, with Mr. Patel serving as the Chair. Details of the Compensation Committee’s duties are summarized under “Corporate Governance — Board Committees — Compensation Committee” on page 30 and are fully set out in the Compensation Committee’s charter, which can be found on our website at www.rbauction.com. The Compensation Committee held 9 meetings during 2016, and routinely holds in-camera sessions as part of its scheduled meetings.

Advisors to the Compensation Committee

The Compensation Committee retains independent consultants to provide advice and recommendations regarding executive compensation matters. However, the Compensation Committee is ultimately responsible for its decisions and, in making its determinations and decisions, or recommendations to the Board, takes into consideration information and considerations other than the information, advice and recommendations provided by consultants.

During 2016, the Compensation Committee retained three independent advisors:

•	Willis Towers Watson, who assisted through July 2016 providing oversight of the executive compensation programs.
•	Meridian Compensation Partners, was engaged in August 2016 to review executive compensation programs, advise on an appropriate peer group and provide oversight and advice related to the executive compensation programs. Meridian Compensation Partners is fully independent and provides no advice or services to the Company’s management.
•	Steven Hall and Partners provided support for a review of the Company’s compensation philosophy, the comparison group of companies for executive compensation benchmarking and the development of market benchmarking for the executive officer positions utilizing the newly established comparison group of companies and market data.

The aggregate fees billed to the Company for consultation over the past two years are set out below.

	2015	2016
Towers Watson
Executive Compensation Related Fees	25,253	71,572
All other fees	17,382	21,450
Meridian
Executive Compensation Related Fees		64,024
Steven Hall and Partners
Executive Compensation Related Fees	187,341	50,433
TOTAL	229,976	207,479

Compensation framework

The compensation paid to each of our Named Executive Officers in 2016 generally consisted of the four elements shown below. The Company believes that the mix of base salary, performance-based bonus, and participation in long-term incentive plans creates a balanced approach to executive compensation consistent with the compensation principles and good governance practices. The Compensation Committee annually reviews the relative emphasis of each of these elements to ensure the overall compensation structure remains consistent with the compensation principles and provides the appropriate level of reward for past achievements and incentive for future performance. As well, the Compensation Committee annually assesses the competitiveness of the Company’s compensation program relative to programs among selected peer companies. (see Peer Group Comparisons, page 71.)

TYPE OF COMPENSATION	FORM	PERFORMANCE PERIOD	HOW IT IS DETERMINED	RISK MANAGEMENT FEATURES
FIXED COMPENSATION	Provides market competitive level of fixed compensation.
Base salary (page 59)	Cash	One year	Based on market competitiveness among the peer group, individual performance, experience, scope of the role and internal equity.	Fixed pay, paid throughout the year, and provides a certainty at a base level for fulfilling individual responsibilities. Represents 22 – 40% of Named Executive Officers target direct compensation.
VARIABLE (AT-RISK) COMPENSATION	The STI encourages achievement of pre-established corporate and business unit objectives. It is subject to a clawback policy.
Short-term incentive, (STI) (page 60)	Cash	One year	Focuses on specific annual objectives. Target award based on market competitiveness among the peer group and other factors. Actual award based on corporate and business unit performance.	Provides a balanced focus on short-term performance based on a pre-determined set of performance metrics. Actual payout on all metrics could be 0 – 200%. Targets and results are approved by the board.
VARIABLE (AT-RISK) COMPENSATION	LTI compensation provides incentive to achieve longer-term performance and opportunity to receive equity-based compensation aligned with shareholder interests. Payout is tied to both Corporate performance and share performance. It is subject to a clawback policy.
Long-term incentive, (LTI) (page 62)	Performance share units	Three-year term, with vesting at the end of three years	Focuses on longer-term objectives (three years).

Target award based on market competitiveness of the LTI package among the comparator group and other factors.

Actual payout based on our overall performance, combining:

•  Return on net assets(6) (RONA)

•  Earnings compounded annual growth rate (CAGR)(7)

•  The Company’s TSR relative to the TSRs of a select group of industrial companies; if in bottom quartile relative to the group vested PSUs will be reduced by 25% (the TSR modifier)

Payment is made in the Company’s common shares issued from treasury

Performance is measured on previously established targets. Three-year vesting period maintains longer term focus for decision-making and management of business. Vesting and payout eligibility capped. Payout could be 0 – 200% and the TSR modifier could reduce the vested PSUs by 25%.
	Stock options	Ten-year term, with one-third vesting each of the first three years starting on the first anniversary of the grant date	Target award based on market competitiveness of the LTI package among the peer group and other factors. The final realized value is based on the appreciation of the Company’s common share price.	Provides a balanced incentive to take appropriate risks. Three-year vesting eligibility period and ten-year term maintain longer-term focus for decision-making and management of business.

In addition, the Named Executive Officers may participate in the Company’s other long-term plans, including the 10-10 Program (as defined below), the ESPP, the Registered Retirement Savings Plan (“RRSP”) and the 401(k) plan, as applicable.

(6)	For a description of this non-GAAP measure, refer to “Selected Definitions of Non-GAAP Financial Measures to GAAP Measures” in the Annex to this Proxy Statement.
(7)	For a description of this non-GAAP measure, refer to “Selected Definitions of Non-GAAP Financial Measures to GAAP Measures” in the Annex to this Proxy Statement.

2016 Business Performance

Our executive compensation program is designed to link the pay of our Named Executive Officers to the performance achieved in the prior year and over a sustained period of time. In 2016, the Company achieved solid financial results and reached significant milestones in our Strategic Roadmap laid out in 2015 at the beginning of Mr. Saligram’s tenure as CEO. This performance resulted in short-term incentive awards for Named Executive Officers ranging from 29% to 97% of target, and the portion of the 2014 PSUs awards, other than sign-on grant PSUs (“SOG PSUs”) awarded to Mr. Saligram in 2014, relating to the 2016 performance period being determined eligible for vesting at 77.1% of target.

2016 strategic achievements

The Company’s management team has actively been executing the “Grow, Drive, Optimize” strategy set out for the Company in 2015. During 2016, many initiatives and corporate development activities were accomplished:

Grow: Revenue & Earnings
✓ Completed three acquisitions and acquired 100% ownership of RBFS in 2016.
✓ Announced acquisition of IronPlanet expected to close in the first half of 2017.
  ➢ Grew sales channels & sector coverage.
✓ Expanded agricultural practice.

•  Formed agriculture specific team as part of US North Central Division.

•  11 strategic hires and leadership appointments.

•  Acquired Kramer Auctions in Canada.

✓ Grew transportation sector volume and commission rate as lots transacted were up 15% and commission rate was up 0.5% over 2015.

Drive: Efficiencies & Effectiveness	✓ Sales productivity, Territory Manager turnover improved from 19.6% to 16.1%.
✓ Launched Ritchie Bros. mobile app to 22,290 users in 2016, resulting in 10,552 bids via the app, 736 lots purchased for $11.5 million online GAP (approximately 2% of total online GAP).
✓ Consistently measure corporate performance against key scorecard and evergreen model targets; absent non-recurring expense items and EquipmentOne writedown, 2016 performance met majority of evergreen model targets.

Optimize: Balance Sheet	✓ Cash Flow: Company continues to generate cash provided by operating activities in excess of net income.
✓ Capital Structure: Implemented new, more efficient capital structure to lower cost of capital with more effective debt balance and configuration (replaced prior private notes with new larger credit facility and issued senior notes).

2016 key accomplishments

•	The Company generated a TSR of 49.4% versus an annual return on the S&P 500 of 11.35%;
•	The Company returned $107.2 million to shareholders through dividends and share repurchases during 2016 and grew market capitalization by $1.1 billion;
•	Revenue grew 10% over 2015 and Revenue Rate* increased 93 basis points to an annual record 13.07%, primarily through the expansion of fee-based revenue streams and disciplined execution of underwritten commission contracts;
•	Net cash provided by operating activities of $177.6 million;
•	Successfully negotiated and announced the planned acquisition of IronPlanet — a transformational transaction that will significantly expand the service offering provided to our customer base; and,
•	Successfully completed the acquisition of Mascus, Petrowski Auctioneers and Kramer Auctions, and acquired 100% ownership in Ritchie Bros. Financial Services.

2016 misses

•	Performance for the US business was below expectations for both revenues and profits;
•	The EquipmentOne business significantly missed set revenue growth targets, resulting in an impairment charge for the goodwill and client relationships booked for the business; however, operating profit growth was solid;
•	Total Company operating expenses outpaced revenue growth — we need to improve cost containment; and
•	Operating income margin(8) decreased from 2015.

Long-term financial performance

2016 results should be viewed in the context of the Company’s longer term financial performance. Since December 31, 2011, the Company has delivered strong financial performance delivering a 73.3(9)% return to shareholders, outperforming the S&P/TSX Composite Index.

Indexed 5-Year Return on $100.00 Invested in the Company vs. Market

	December 31,
Company/index	2011	2012	2013	2014	2015	2016
RBA (NYSE)	$100.00	$ 96.74	$106.14	$124.23	$111.91	$156.97
Russell 2000	$100.00	$114.63	$157.05	$162.59	$153.31	$183.17
S&P/TSX	$100.00	$104.00	$113.94	$122.39	$108.82	$127.88
DJIA	$100.00	$107.26	$135.68	$145.88	$142.62	$161.76

(8)	Operating income margin is calculated as operating income divided by revenues.
(9)	TSR assumes dividends were reinvested in common shares of the Company.

2016 Compensation for Named Executive Officers

The Compensation Committee determines compensation for our Named Executive Officers using a pay-for-performance framework that links compensation with overall business and individual performance. In setting compensation levels, the Compensation Committee aims to provide appropriate reward for annual performance as well as incentive for future achievement.

Our Named Executive Officers for 2016 are:

Name	Title	Date of Appointment
Ravi K. Saligram	Chief Executive Officer	July 2014
Sharon Driscoll	Chief Financial Officer	July 2015
Jim Barr	Group President, Emerging Business, Brand Innovation and Technology Services	November 2014
Terry Dolan(1)	President, USA & LATAM	May 2015
Todd Wohler	Chief Human Resources Officer	January 2015

(1)	Mr. Dolan ceased to serve as the President, USA & LATAM as of December 31, 2016.

CEO Compensation Summary

Ravi Saligram, Chief Executive Officer

The graph below displays the link between our executive compensation plans and Company performance. We have compared our CEO’s total direct pay as reported in the Summary Compensation Table (excluding all other compensation value) to his realizable pay over four cycles of three fiscal years each. The Company’s TSR over the same 3-year cycles illustrates the impact of share price performance on realizable pay.

Trend in CEO Pay vs. Annualized TSR

3-Year Rolling Cycles, 2011 - 2016

Total Shareholder Return
30%
20%
10%
0%
-10%
-20%
-30%
3-Year CEO Pay
($ thousands)
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
4.3% TSR
14.3% TSR
19.9% TSR
25.9% TSR
2.0% TSR
9.3% TSR
7.4% TSR
16.6% TSR
2011-13
2012-14
2013-15
2014-16

	2011-13	2012-14	2013-15	2014-16
Total Direct Pay (SCT)	5,150	9,236	12,394	15,034
Realizable at End of Period	3,999	9,208	9,935	22,031
3-Year TSR (NYSE)	2.0% TSR	9.3% TSR	7.4% TSR	16.6% TSR
3-Year TSR (TSX)	4.3% TSR	14.3% TSR	19.9% TSR	25.9% TSR

The above graph demonstrates a strong alignment between executive pay and the Company’s share price performance. This alignment is consistent with our philosophy of tying a significant portion of total direct compensation to the attainment of performance objectives and value creation.

For purposes of the assessment, total direct pay is defined as the sum of base salary, actual short-term incentive (bonus) payouts and the grant date value of long-term incentives (with PSUs valued at target performance levels). Realizable pay is defined as the sum of the following pay elements:

Pay Element Methodology	Calculation
Base Salary	Salary received during the cycle
Annual Incentive	Actual short-term incentive earned during the performance cycle
Performance Share Units	Value of awards granted during the cycle that vested and were paid out during the cycle
Value of unvested awards granted during the cycle, calculated on the last day of the cycle assuming 100% vesting and at target performance levels
Stock Options	Value of gains realized upon exercise of options granted during the cycle In-the-money value of unvested or unexercised options granted during the cycle, calculated on the last day of the cycle
Restricted Share Units	Value of awards granted during the cycle that vested and were paid out during the cycle Value of unvested awards granted during the cycle, calculated on the last day of the cycle assuming 100% vesting
New Hire Awards	Included for Mr Saligram in 2014 (Stock Options and PSUs)

Pay-for-performance design

The Company’s objective in setting compensation is to create shareholder value over the long term, represented by the Company’s earnings performance. To align executive pay with both the Company’s financial performance and the creation of sustainable shareholder value, a significant portion of compensation paid to our Named Executive Officers is allocated to performance-based, short-term and long-term incentive programs. This structure makes the majority of executive pay at-risk and dependent on the Company’s performance over the short and long term. The portion of total compensation deemed “at risk” increases in line with the expansion of our executive officers’ responsibilities and their ability to affect the Company’s financial results.

Each year, the Compensation Committee identifies and considers a range of measures for Company performance and, as appropriate, measures tied to individual performance. The Compensation Committee then selects the measures it believes most closely align with the Company’s Strategic Roadmap and defines specific performance goals for short-term and long-term incentive compensation based on those metrics. These performance measures may include, among other measures, revenue, adjusted operating income margin, adjusted operating income, diluted adjusted earnings per share (EPS) attributable to stockholders (10), operating free cash flow (OFCF)(11), return on invested capital, capital performance(12), revenue growth, Compensation EBITDA(13), EBITDA, RONA, operating profit, net income, adjusted net income, earnings growth, GAP, safety metrics and TSR.

(10)	For a description of this non-GAAP measure, refer to “Selected Definitions of Non-GAAP Financial Measures to GAAP Measures” in the Annex to this Proxy Statement.
(11)	For a description of this non-GAAP measure, refer to “Selected Definitions of Non-GAAP Financial Measures to GAAP Measures” in the Annex to this Proxy Statement.
(12)	For a description of this non-GAAP measure, refer to “Selected Definitions of Non-GAAP Financial Measures to GAAP Measures” in the Annex to this Proxy Statement.
(13)	For a description of this non-GAAP measure, refer to “Selected Definitions of Non-GAAP Financial Measures to GAAP Measures” in the Annex to this Proxy Statement.

Elements of Executive Compensation

The 2016 compensation awards for each of our Named Executive Officers generally consisted of the four elements described in the Compensation Framework section on page 52: base salary; a short-term cash incentive bonus; performance-based share units (PSUs) that vest over three years, subject to performance targets; and stock options with a ten-year term. Following is a summary of the compensation of the Named Executive Officers and the at-target incentive.

Name	Position	Current Base	STI at Target	LTI at Target	Total Direct Compensation
Ravi K. Saligram	Chief Executive Officer	$1,000,000	$1,000,000	$2,500,000	$4,500,000
Sharon Driscoll(1)	Chief Financial Officer	$414,920	$269,698	$414,920	$1,099,538
Jim Barr	Group President, Emerging Business, Brand Innovation and Technology Services	$550,000	$412,500	$770,000	$1,732,500
Terry Dolan(2)	President, USA & LATAM	$385,000	$288,750	$423,500	$1,097,250
Todd Wohler	Chief Human Resources Officer	$395,000	$197,500	$395,000	$987,500

(1)	Ms. Driscoll is paid in Canadian dollars. Amounts reported are converted based on the average Canadian and U.S. dollar exchange rate of CA$1 to $0.7544 for 2016.
(2)	Mr. Dolan ceased to serve as the President, USA & LATAM as of December 31, 2016.

Following is a more detailed description of the amount of each type of compensation element awarded to our Named Executive Officers, the performance measures upon which the awards were based, and the longer-term performance targets that determine the vesting and value of the long-term, equity-based compensation elements.

Base salary

The Compensation Committee reviewed the base salaries of the CEO and other Named Executive Officers, comparing them to salaries paid to those in similar positions within our selected peer-group companies. The Company adjusted Mr. Barr’s and Mr. Wohler’s base salary effective January 1, 2016 based on this review and their respective business unit performance. Named Executive Officer salaries target and generally fell around the median of the peer group. The referenced base salaries are noted in the table above.

Short-term performance-based non-equity incentive compensation

Short-term incentive bonuses are awarded to Named Executive Officers based on successful achievement of corporate performance targets. For those executives who lead a business unit, a portion of the short-term cash incentive award is tied to the business unit’s performance, as shown in the table below.

Name	Target Bonus (% of Base Salary)	Performance Factor Weighting
		Corporate	Business Unit
Ravi K. Saligram	100%	100%	—
Sharon Driscoll	65%	100%	—
Jim Barr	75%	30%	70%
Terry Dolan(1)	75%	30%	70%
Todd Wohler	50%	100%	—

(1)	Mr. Dolan ceased to serve as the President, USA & LATAM as of December 31, 2016.

Corporate performance targets are set based on the objectives laid out in the Company’s Strategic Roadmap, as measured by three key financial results: Revenue, Diluted Adjusted EPS attributed to stockholders, and Operating Free Cash Flow. The Company must meet a threshold level in each of these measures before a bonus payout is earned for that measure, and a maximum payout level is set for each measure. The target, minimum and maximum levels for each metric are based on the Board-approved budget for the year.

New in 2016

We reduced the number of financial metrics in our annual short term incentive plan (STI) from four to three (Revenue, Diluted Adjusted EPS attributed to stockholders, and Operating Free Cash Flow) to enhance executive compensation alignment to shareholder interests and to tie more closely to our overall Strategic Roadmap.

The table below shows the weightings and target, minimum and maximum performance level for each measure for 2016.

Measure	Weight	Threshold	Target	Maximum
Revenue ($ millions)	35%	516	551	586
Diluted Adjusted EPS attributed to stockholders	40%	$1.13	$1.22	$1.34
Operating Free Cash Flow(1) ($ millions)	25%	130	137	164

(1)	Operating Free Cash Flow is targeted to be equal or greater than net earnings, and as such the minimum threshold for the 2016 STI for this measure was set to be 100% of budgeted net income.

In assessing actual corporate performance against stated metrics, the Compensation Committee considers unusual, unbudgeted items for potential adjustment in calculating operating financial results and determining incentive payouts. The Committee bases any adjustments on a consideration of the particular facts, as well as certain underlying principles. In particular, we seek to create a strong alignment between compensation and shareholder value creation, where management is consistently incented to make the right long-term decisions for shareholders, and is not inadvertently dis-incented from doing so. As part of this process, we will consider unbudgeted items, non-cash accounting entries, certain asset disposals and other items not in the normal course of business for potential adjustment.

In determining actual 2016 corporate performance against the above-mentioned targets, and the resulting STI payouts, the Compensation Committee exercised its discretion to make certain adjustments to the Company’s operating results to eliminate the impact of certain non-recurring and extraordinary items as follows:

•	The Compensation Committee mitigated the effect of direct expenses and interest costs related to the IronPlanet acquisition and integration planning.
•	The Compensation Committee mitigated, in part, the effect of the non-cash write down of EquipmentOne.

Consistent with the principles described above, the Committee recognized that the unbudgeted expenses related to the acquisition of IronPlanet, as well as the integration planning efforts related thereto, were necessary and highly value-creating. With respect to the EquipmentOne write-down, the Committee recognized that the amount paid for EquipmentOne was outside of the control of current management, and that including the write-down would have a disproportionate impact on 2016 operating results. At the same time, the Committee recognized that had management further improved EquipmentOne’s performance, this write-down may have been avoided. Thus, the Committee believes that the write-down was to some degree under the control of current management and should be reflected in the final STI payout amount. Hence, the Compensation Committee decided to include a portion of the write-down in management’s STI payout calculations, and exclude the balance.

Giving effect to the above-described adjustments for the purposes of determining STI performance: (i) the as-reported revenue was reduced from $566.4 million to $543.7 million; (ii) Diluted Adjusted EPS attributed to stockholders was reduced from $1.22 to $1.19; and (iii) Operating Free Cash Flow was increased from $137 million to $154.6 million, resulting in a total corporate performance factor of 97.4%.

Business-unit performance measures, and actual performance for our business-unit Named Executive Officers are shown below.

Name	Weighting	Measures	Performance Factor weighting
Jim Barr	49%	Equipment One
(total 70%)		• Revenue	(50%)
		• Operating Profit	(50%)
	10.5%	Ritchie Bros. Financial Services
		• Revenue	(50%)
		• Operating Profit	(50%)
	10.5%	Mascus
		• Revenue	(50%)
		• Operating Profit	(50%)
Terry Dolan(1)	70%	USA & LATAM
(total 70%)		• Revenue	(50%)
		• Operating Profit	(50%)

(1)	Mr. Dolan ceased to serve as the President, USA & LATAM as of December 31, 2016.

Based on the performance shown above, the following cash incentive awards were approved for 2016:

Name	Target Incentive (% of salary)	Target Incentive ($)	Actual Incentive ($)	Actual Incentive (% of Target)
Ravi K. Saligram	100%	1,000,000	973,505	97.4%
Sharon Driscoll(1)	65%	269,698	262,552	97.4%
Jim Barr	75%	412,500	242,722	58.84%
Terry Dolan(2)	75%	288,750	84,379	29.22%
Todd Wohler	50%	197,500	192,267	97.4%

(1)	Ms. Driscoll is paid in Canadian dollars. Amounts reported are converted based on the average Canadian and U.S. dollar exchange rate of CA$1 to $0.7544 for 2016.
(2)	Mr. Dolan ceased to serve as the President, USA & LATAM as of December 31, 2016.

Long-term equity-based incentive compensation

The Compensation Committee and the Board believe that the use of equity-based compensation, combined with share ownership guidelines, aligns the interests of executives with those of shareholders, and rewards the creation of sustainable, long-term shareholder value. The Company makes two types of equity awards to Named Executive Officers: performance-based share units (PSUs) and stock options. This equity based incentive plan is market competitive, performance linked, and thus aligned with shareholder interests.

The Compensation Committee may make isolated grants of RSUs on occasion to new employees as a means of compensating such new employees for forfeited awards related to their prior employment while providing greater incentive to remain with the Company than a cash sign-on bonus.

Grants of PSUs and stock options under our long-term incentive plans are based on corporate performance goals and set as target percentages of participants’ base salaries. For 2016 Named Executive Officers grants range from 100% to 250% of annual base salary.

Target Equity Grant Values as a Percentage of Base Salary

Name	PSU	Stock Options	Total
Ravi K. Saligram	125%	125%	250%
Sharon Driscoll	50%	50%	100%
Jim Barr	70%	70%	140%
Terry Dolan(1)	55%	55%	110%
Todd Wohler	50%	50%	100%

(1)	Mr. Dolan ceased to serve as the President, USA & LATAM as of December 31, 2016.

2016 PSU awards

The Company generally grants PSUs annually, early in the year. PSU awards vest on the third anniversary of the effective date of the grant contingent on achievement of performance targets measured over three fiscal years.

The 2016 PSU awards, granted in March 2016, vest based on performance factors related to RONA, earnings CAGR, and TSR over a three-year period. These three performance areas are critical elements of our Strategic Roadmap, as they represent growth and operational efficiency and contribute to increased shareholder value over the long term. The number of PSUs eligible for vesting will be calculated by interpolating between the minimum, target and maximum thresholds depending on actual performance.

Performance Factor	Target Level	Weighting Factor
RONA(1)	25.80%	50%
Earnings CAGR	12.00%	50%
The Company’s TSR relative to the TSRs of a group of selected industrial companies	If the Company’s TSR is in the bottom quartile relative to the TSRs of the group, vested PSUs will be reduced by 25% (the TSR modifier).

(1)	Target for the three-year period ending December 31, 2018

The following table shows how different threshold achievements on RONA, earnings CAGR, and TSR affect PSU vesting levels associated with the actual achievement of each performance target.

Performance measurement	RONA	Associated Level of Vesting (% of target award subject to RONA)
Absolute RONA for the three years ending on December 31, 2018.	Less than 25.30%	0%
	25.30%	50%
	25.80%	100%
	Greater than or equal to 26.80%	200%

Performance measurement	Earnings Growth	Associated Level of Vesting (% of target award subject to Earnings)
Earnings CAGR over the three years ending December 31, 2018.	Less than 7%	0%
	7%	50%
	12%	100%
	Greater than or equal to 16%	200%

Performance measurement	Relative TSR Position	Associated Adjustment to Vesting (discount applied to PSUs)
The Company’s TSR relative to the TSRs of each company in the comparison group over the three years ending December 31, 2018.(1)	At or equal to the bottom quartile	-25%
	Above the bottom quartile	0%

(1)	The TSR comparison group comprises the companies listed below.

Machinery
• Cat
• Deere
• Terex
• AGCO
• Astec Industries

Equipment Distributers/Rentals
• Finning
• Wajax
• Toromont
• Rocky Mountain Dealerships
• United Rentals
• Titan Machinery
• H&E Equipment Rentals
• WesternOne
• Strongco
• Generac

Auction/Business services
• KAR Auction Services
• Copart
• Liquidity Services
• Ebay
• Sotheby’s

US Construction exposure
• Granite Construction (Non-res)
• DR Horton (Largest US homebuilder)
• PulteGroup (Second largest US homebuilder)
• Fluor (Non-res, Civil Engineering)
• KBR (Non-res, Civil Engineering)

Oil & Gas Exposure
• Halliburton

Transportation
• PACCAR
• Rush Enterprises

The Named Executive Officers were awarded the following PSUs for 2016:

Name	PSUs(1)
Ravi K. Saligram	53,903
Sharon Driscoll	8,755
Jim Barr	16,602
Terry Dolan(2)	9,131
Todd Wohler	8,517

(1)	Excludes dividend equivalent rights accrued after the date of the grant, which are subject to the same vesting conditions as the underlying PSU awards.
(2)	Mr. Dolan ceased to serve as the President, USA & LATAM as of December 31, 2016.

New in 2017

We will be implementing the following changes in 2017:

To align with market best practices, we are adding to the TSR modifier an enhancement feature. Currently our modifier is:

•	If the Company’s TSR is in the bottom quartile relative to the TSRs of a group of selected industrial companies, vested PSUs will be reduced by 25%.

Effective January 1, 2017, with respect to the new PSU awards the TSR modifier became:

•	If the Company’s TSR is in the bottom quartile relative to the TSRs of a group of selected industrial companies, vested PSUs will be reduced by 25%; or, if the Company’s TSR is in the top quartile relative to the TSRs of a group of selected industrial companies, vested PSUs will be increased by 25% (the 200% cap is still maintained).

2015 PSU awards

For awards made in 2015, performance is measured over three calendar years and awards have a single three-year vesting period ending on the third anniversary of the effective date of the grant.

For PSUs granted in 2015, awards were subject to performance factors related to RONA, earnings CAGR and TSR.

Performance Factor	Target Level	Weighting Factor
RONA(1)	17.48%	50%
Earnings CAGR	12.00%	50%
The Company’s TSR relative to the TSRs of a group of selected industrial companies	If the Company’s TSR is in the bottom quartile relative to the TSRs of the group, vested PSUs will be reduced by 25% (the TSR modifier).

(1)	Target for the three-year period ending December 31, 2017.

These factors were selected for 2015 because they represent appropriate progress in achieving our Strategic Roadmap, growth, and operational efficiency goals and can drive shareholder value over the long-term.

The percentage of PSUs that will vest at the end of the three-year vesting period will be determined in accordance with the following definitions and targets. With respect to the RONA and earnings targets, the number of PSUs eligible for vesting will be calculated by interpolating between the minimum, target and maximum thresholds depending on actual performance.

	RONA	Associated Level of Vesting (% of target award subject to RONA)
Performance will be assessed by measuring absolute RONA over the three-year period ending Dec 31, 2017	Less than 16.73%	0%
	16.73%	50%
	17.48%	100%
	Greater than or equal to 19.73%	200%

	Earnings Growth	Associated Level of Vesting (% of target award subject to Earnings)
Performance will be assessed by measuring the earnings CAGR reported over the three years ending December 31, 2017	Less than 7%	0%
	7%	50%
	12%	100%
	Greater than or equal to 16%	200%

	Relative TSR Position	Associated Adjustment to Vesting (discount applied to PSUs)
Performance will be assessed by comparing the Company’s TSR to the ranked TSR of each company in the comparison group over the three-years ending December 31, 2017(1)	At or equal to the bottom quartile	-25%
	Above the bottom quartile	0%

(1)	The TSR comparison group comprises the companies described on page 64

Awards made in 2015 under the 2015 Senior Executive Performance Share Unit Plan (“Senior Executive PSU Plan”) were subject to performance factors related to RONA, earnings CAGR, and TSR, replacing the previous factors of capital performance and compensation EBITDA targets. The vesting will be determined in early 2018 based on the overall performance for the three-year period ending December 31, 2017.

2014 PSU awards under the 2013 PSU Plan

For awards made in 2014, the vesting of PSUs was contingent on performance against consecutive annual targets over a three-year period, set at the start of each performance year. For each year during the three-year performance period, one-third of the PSUs under the grant are potentially eligible for vesting, at a rate ranging from 0% to 200%, based on performance against the annual targets for such year.

Awards made in 2014 were subject to capital performance and compensation EBITDA performance targets over 2014, 2015 and 2016 as follows:

Measure		2014	2015	2016	Vesting (% of target)
Capital performance	Threshold	≤ 15%	≤ 15.6%	19.1%	0%
	Target	18%	18.6%	22.1%	100%
	Maximum	21% or greater	21.6% or greater	25.1%	200%
	Actual	17%	21.0%	21.9%	112.1%
Compensation EBITDA
	Threshold	≤ $195 million	≤ $192 million	≤ $216 million	0%
	Target	$205 million	$202 million	$227 million	100%
	Maximum	$216 million or greater	$212 million or greater	$239 million or greater	200%
	Actual	$180.5 million	$204.9 million	$215.8 million	42.1%

As a result of the performance in each of these years, and after applying the appropriate weighting to the above-mentioned performance measures, the 2014 PSU awards vested in March 2017 at 77.10% of target.

2016 stock option awards

The Company generally grants stock options annually, within the time and manner set out under the Stock Option Policy, as discussed under “Executive Compensation Tables — Stock Option Plan” on page 81. Stock options have an exercise price equal to the grant price, which is defined as the closing price of the Company’s common shares on the NYSE on the date of the grant. Awards vest in equal amounts annually over three years from the date of the grant and are subject to a term of 10 years.

The Named Executive Officers were awarded the following stock options for 2016:

Name	Stock Options
Ravi K. Saligram	269,397
Sharon Driscoll	43,758
Jim Barr	82,975
Terry Dolan(1)	45,636
Todd Wohler	42,565
Total	484,331

(1)	Mr. Dolan ceased to serve as the President, USA & LATAM as of December 31, 2016.

Total shares awarded to Named Executive Officers as a percentage of total shares outstanding at December 31, 2016 is 0.4534%.

New-hire awards granted in 2014

In connection with the hiring of Mr. Saligram as CEO in July 2014 and of Ms. Driscoll as CFO in July 2015, the Company granted one-time stock option awards to Mr. Saligram and Ms. Driscoll.

CEO 2014 new-hire awards

Stock Options

The Company made a one-time grant of stock options to Mr. Saligram in 2014 upon his appointment as CEO.

The stock options

•	have a term of ten years;
•	vest at a rate of 20% per year; and
•	in the event of termination without cause, excluding resignation (other than retirement), during the first 36 months of employment, do not accelerate vesting and will be exercisable for 90 days after termination, subject to the terms and conditions of the Company’s Amended and Restated Stock Option Plan (“Stock Option Plan”) (see page 81).

All of the stock options granted to Mr. Saligram in connection with his hiring:

•	will vest immediately and be exercisable for 90 days after termination in the event of termination without cause after the first 36 months of employment, subject to the terms and conditions of the Stock Option Plan;
•	will be void in the event of resignation (other than retirement) if unvested, and, if vested, must be exercised within 90 days of termination;
•	will continue to vest in accordance with the original grant schedule and, if unvested be exercisable until the earlier of the original expiry date or the third anniversary of retirement in the event of retirement, after July 7, 2019 (entitlement to such retirement-related benefits will not apply in the event of retirement prior to July 7, 2019);
•	in the event of termination for cause, will be void, if unvested, and, if vested, must be exercised within 30 days of termination, subject to the terms and conditions of the Stock Option Plan; and
•	will vest and be exercisable in the event of his death.

PSUs

In addition to the sign-on stock option grant, Mr. Saligram also received a SOG PSUs. These SOG PSUs become eligible for vesting at a rate of 25% per year starting on the second anniversary of the grant date, with the actual number of units to vest to be determined based on achievement of pre-established performance criteria. The number of SOG PSUs that vest will be determined by the Board based on the Company’s absolute TSR performance over applicable rolling two, three, four and five year periods.

The first tranche of Mr. Saligram’s sign on grant PSUs vested on August 10, 2016 and he received a payment of $1,224,308.38. The award was determined based on the Company’s absolute TSR performance over the applicable rolling two-year period. The absolute TSR performance for this period was 141.6% of target.

The SOG PSUs granted to Mr. Saligram on his hiring are currently cash-settled. See, however, “Proposal Four: 2013 PSU Plan Amendment” on page 101.

CFO new-hire awards granted in 2015

As part of the compensation arrangement agreed to with Ms. Driscoll, to compensate for equity awards from her previous employer that she forfeited upon joining the Company Ms. Driscoll received a one-time sign-on grant of $225,000 payable as follows:

•	$75,000 in the form of stock options, with the number of options calculated as of the grant date using the Black-Scholes option pricing model;
•	$75,000 in the form of PSUs, with the number of PSUs calculated by reference to the volume-weighted average trading price of the Company’s common shares in accordance with the Senior Executive PSU Plan (details of this plan can be found on page 82); and
•	$75,000 in the form of RSUs granted pursuant to the Senior Executive Restricted Share Unit Plan (the “Senior Executive RSU Plan”) (details of this plan can be found on page 83), with the number of RSUs calculated by reference to the volume-weighted average trading price of the Company’s common shares in accordance with the Senior Executive RSU Plan. The RSUs vest ratably over three years, beginning on August 11, 2016, and annually thereafter.

10-10 Retirement Savings Program

In 2013, the Company implemented a new retirement savings program, which we refer to as the 10-10 Program, designed to promote saving for retirement or long-term investment. Effective September 2016 this program is no longer offered to newly hired and promoted executives but continues to be offered to executives hired before this date. The 10-10 Program is composed of two parts:

The Canada and All Non-US Locations 10/10 Compensation Arrangement, which we refer to as the Canada 10-10 Program.

•	Under the Canada 10-10 Program, which is not a deferred compensation plan, selected executives that make certain approved investments are provided matching funds, up to 10% of a participant’s annual base salary, less any matching funds provided under other retirement plans.

The Ritchie Bros. Auctioneers (America) Inc. Deferred Compensation Plan, which we refer to as the U.S. 10-10 Program.

•	Under the U.S. 10-10 Program, which is a nonqualified deferred compensation plan, selected executives may defer the receipt of up to 10% of their annual base salary, with a company match. An employee’s deferred contributions and the Company’s match are credited to notional accounts of the participant. A participants’ deferred compensation account is credited with deemed investment returns until distributed. Deemed investment returns are determined by notionally “shadowing” the investments selected.

See “Tabular Executive Compensation Disclosure — Non-Qualified Deferred Compensation for 2016 — U.S. 10-10 Program” on page 87 for a summary of the material terms of the U.S. 10-10 Program and “Executive Compensation Tables — Non-Qualified Deferred Compensation for 2016 — Canada 10-10 Program” on page 88 for a summary of the material terms of the Canada 10-10 Program.

Other compensation

The Named Executive Officers are eligible to participate in the ESPP under the same terms and conditions as all eligible employees. Employees can contribute up to 4% of their base salary and will receive an employer match that ranges from 50% – 100% based on their length of service and an overall company match maximum. Shares are purchased monthly on the open market at prevailing market prices.

In the United States, we offer a tax-qualified 401(k) plan to all employees. Our 401(k) plan provides for an employer to match 50% of all eligible contributions up to $3,500, provided that employees at the level of Vice-President and above, including the Named Executive Officers, are not eligible to receive any match as they are eligible to participate in the 10-10 Program and receive an employer match under that program (see page 87 for details on the 10-10 Program).

In Canada, we offer the RRSP to all full-time employees. The RRSP provides for an employer matching contribution of 50% for up to $3,500 of all eligible contributions. The employer match for Named Executive Officers eligible to participate in the RRSP and the Canada 10-10 Program is subject to an aggregate cap of 10% of base salary.

We also provide certain other compensation to our Named Executive Officers. We provide a company car to Mr. Barr for business and personal use. We give a car allowance to Mr. Saligram, Ms. Driscoll, Mr. Dolan. and Mr. Wohler. We provided a housing allowance to Ms. Driscoll (through to June 30, 2016), Mr. Dolan (through to May 31, 2016), and Mr. Wohler (through to Jan 31, 2016) for their respective residences. We reimburse, subject to an annual limit, the Named Executive Officers, as well as other employees at the Vice-President level and above, for the cost of an annual executive medical consultation and professional advice concerning tax planning and compliance when Executives are required to work outside of their country of residence.

All perquisites and personal benefits that, in 2016, in aggregate exceeded $10,000 in value for any Named Executive Officer are identified and quantified under “All Other Compensation” in the “Summary Compensation Table” on page 78. The Compensation Committee believes the foregoing elements of compensation are aligned with market practice and appropriate given the relatively low cost to the Company.

Peer Group Comparison

The Company’s executive compensation program is designed to attract and retain the exceptional leaders we expect and to motivate them to achieve the Company’s goals, including return on invested capital, long-term earnings growth, and creation of sustainable shareholder value.

The Company auctioned more than $4.43 billion of machinery in 2016. Our teams manage the acquisition, transportation, maintenance, financing, sale, and delivery of this equipment in a global marketplace that operates both on-site and online across four continents in 21 languages. They also manage the funds the auctions generate. Executives who can manage operations of this scale and complexity, have experience in the relevant geographic markets, drive cash flow and execute our transformation roadmap to invigorate earnings growth, expect and deserve compensation commensurate with their capabilities.

To ensure our compensation levels and practices are appropriate and market competitive, we benchmark them against a group of peers of similar size in related sectors.

For 2016 our Peer Group was as follows:

Sector	United States	Canada	United Kingdom
Machinery	• Agco Corp. • Astec Industries, Inc. • Terex Corp.
Equipment Distribution/Rental	• Generac Holdings, Inc. • H&E Equipment Services, Inc. • Mobile Mini, Inc. • Titan Machinery, Inc. • United Rentals, Inc.	• Finning International, Inc. • Toromont Industries Ltd. • Wajax Corp.	• Aggreko plc. • Ashtead Group plc.
Auction/Business Services	• Copart, Inc. • KAR Auction Services, Inc. • Liquidity Services, Inc. • Sotheby’s • Stericycle, Inc.
Construction	• Granite Construction, Inc. • KBR, Inc.
Oil & Gas	• RPC, Inc.	• Parkland Fuel Corp. • Precision Drilling Corp.
Transportation	• J.B. Hunt Transport Services, Inc. • Oshkosh Corp. • Rush Enterprises, Inc. • Swift Transportation Co.

Over the past two years, the Compensation Committee has been analyzing and refining its approach to identifying and selecting fair and appropriate market data peers against which to benchmark the

Company’s compensation program. As a result of this rigorous analysis, we are making several changes to our peer group for 2017. These changes include:

•	Using multiple financial metrics, in addition to revenue, to identify and select appropriate peer companies
•	Modifying the sectors from which we draw peers and reducing the number of companies in our peer group
•	Targeting Named Executive Officer compensation within the median reported by companies in the selected peer group.

Benchmarking Refinements for 2017 Onward

➢	Multiple, balanced, and appropriate metrics, including GAP, revenue, market capitalization, EBIT, EBITDA, and gross margin in addition to GAAP revenue, used to select peers
➢	Fewer peer companies in wider range of related sectors
➢	2017 Named Executive Officer compensation will be targeted to median of peer-group companies

Fair and appropriate criteria for peer-company selection

The Company faces two primary issues in establishing its peer group:

1)	There are no directly comparable, publicly traded auction companies to benchmark against. This factor alone prevents us from assembling a peer group based solely on revenue.
2)	The size and complexity of companies are usually measured by their reported revenue. In the Company’s case, revenue is not an appropriate metric, as our reported revenue is only a percent commission of the total value of the assets we market, transact and sell through our sales channels (GAP).

The following illustration of the multiple customer touchpoints, highlights that the Company takes custody and care of virtually all inventory sold, and establishes title to all assets. Despite the fact that we act and require the infrastructure of an equipment dealer, our revenue calculations resemble those of a broker (commission only). Thus our revenue is an inadequate indicator of our scope and size relative to other companies.

(1)	Trailing twelve months (Sept. 30, 2016)

Our support infrastructure, including our physical plant, sales, marketing, operations, finance, and legal teams, have been built to facilitate the volume and value of transactions through our sales channels — not simply the percent commission we retain as revenue. Our GAP is more akin to Gross Revenue at other equipment distributors, who sell from inventory. For this reason, when building an appropriate peer group, the Compensation Committee working with independent advisers, selected companies with revenue levels similar to our reported GAP. In addition, the Committee examined comparable trading multiples of peer companies. This analysis indicates that the financial market also views GAP as a meaningful comparative measure of operational performance. The Company trades at a multiple of 0.9 x GAP, and a multiple of 6.8 x revenue. Other peers trade at 1.19 x revenue (at median), and only four peers trade at a multiple greater than 2.0 x revenue. These results strongly suggest that, for a company like ours, the market views GAP as a proxy for reported revenue.

Hence, the Compensation Committee has determined that, for the purposes of peer selection and comparison, GAP and a multiple of revenue more accurately reflect the magnitude and complexity of the enterprise, and therefore the scope of our Named Executive Officers’ responsibilities, than reported revenue does alone.

With no direct peers among Industrial Auction firms, we consider candidates from related sectors such as Construction and Engineering, or Diversified Support Services. Because revenue understates our size and complexity from an operational and management perspective, we examine multiple metrics in addition to reported revenue — including GAP, market capitalization, net income, EBIT, EBITDA, and gross margin — to compare our size against that of peer group candidates. Given the unique operating margins we generate as a result of reporting our commission as revenue, we also evaluated our placement in the peer group by comparing our ‘peers’ reported revenue to a multiple of our revenue, which was calculated as our net income divided by the median net income to revenue ratio from the ISS published peer group for the Company in 2015.

On the qualitative level, we favor growth companies with the following characteristics:

•	global auction/marketplace operations
•	serving a similar customer base
•	competing for a similar pool of talent

To reflect our shareholders’ primary source of financial value, we focus on the following quantitative metrics:

•	market capitalization
•	net income
•	revenue — which we compare against the Company’s GAP and a multiple of revenue
•	EBIT

While GAP is not considered a measure of financial performance or liquidity, and is not presented in the Company’s consolidated financial statements, it is highly relevant in measuring the health, size and growth of the business, and can often be a stronger indicator of company size than reported revenue alone. Management and the Compensation Committee believe that comparing GAP over different financial periods provides useful comparative information about our revenue and net income.

Refined peer group

In accordance with the rigorously defined qualitative and quantitative criteria described above, and in consultation with independent advisers as well as the CEO, and the CHRO, the Compensation Committee has refined the peer group to include the companies listed in the table below. The peer group includes 16 companies from seven sectors — Diversified Support Services; Trading and Distribution; Construction and Engineering; Oil & Gas Equipment Services; Specialized Consumer Services (Sotheby’s), Trucking (Swift Transportation), and a financial-market exchange (TMX).

The table on the following page examines both the non-financial and financial components that were evaluated when determining our choice of peers. In the non-financial columns, check marks indicate companies that share our non-financial considerations; in the financial columns, a check mark shows that the relevant metric for that company was considered to fall within an appropriate range by the Company.

Ritchie Bros. Auctioneers Incorporated — Peer Group Data

GICS SubIndustry	Company	Auctions/ Marketplace	Customers	Talent Competitor	Revenue(1)	GAP(2)	Market Cap(3)	Cashflow(1)	EBIT(1)	EBITDA(1)	Gross Margins
Diversified Support Services	Copart Inc.	✓		✓	✓		✓	✓	✓	✓	✓
	KAR Auction Services Inc.	✓		✓		✓	✓	✓	✓		✓
	Mobile Mini Inc.			✓	✓		✓	✓	✓	✓	✓
Trading Companies & Distributors	Finning International Inc.		✓	✓		✓	✓	✓	✓	✓
	H&E Equipment Services Inc.			✓	✓			✓	✓	✓	✓
	Herc Holdings Inc.		✓	✓	✓	✓		✓	✓	✓	✓
	Rush Enterprises Inc.		✓	✓		✓		✓	✓	✓	✓
	Toromont Industries Ltd.		✓	✓		✓	✓	✓	✓	✓	✓
Construction & Engineering	Granite Construction Inc.		✓	✓		✓	✓	✓	✓	✓	✓
	KBR Inc.					✓	✓	✓	✓	✓	✓
Oil & Gas Equipment & Services Oil & Gas Drilling Trucking	Precision Drilling Corp (Oil & Gas Drilling)		✓		✓		✓	✓		✓	✓
	RPC Inc. (Oil & Gas Equipment & Services)		✓		✓		✓	✓			✓
	Swift Transportation Co. (Trucking)		✓	✓		✓	✓	✓	✓	✓	✓
Other	Generac Holdings Inc (Electrical Components & Equipment)			✓	✓		✓	✓	✓	✓	✓
	TMX Group Ltd (Financial Exchanges & Data)	✓			✓		✓		✓	✓	✓
	Sotheby’s (Specialized Consumer Services)	✓		✓	✓	✓	✓	✓	✓	✓	✓

(1)	Trailing 12-months, measured as of the end of Q3 2016.
(2)	Trailing 12-months, measured as of the end Q3 2016 for all peer companies and 2015 GAP for Ritchie Bros.
(3)	Market cap as of the end of December 2016.

The graph below presents a fine gauge at the size-appropriateness of our peer group: with he Company’s results shown as the baseline (1.0x), the majority of peers fall within the target range of 1/3x to 3.0x the Company’s results in each financial metric.

Overview of Appropriateness of the Peer Group

The graph below demonstrates that, when viewed based on multiple metrics, the peer group is size appropriate for RBA

Target Size Range (1/3x – 3x)
Revenue
(△ revenue,
△=multiple of revenue,
▲=Gross Auction Proceeds)
Market Cap
Cash Flow
EBIT
EBITDA
Gross Margin
RBA △ at the 6th Percentile
RBA △ at the 68th Percentile
RBA ▲ at the 79th Percentile
RBA at the 83rd Percentile
RBA at the 54th Percentile
RBA at the 45th Percentile
RBA at the 31st Percentile
RBA at the 42nd Percentile
1/3x
1.0x
3.0x
-1
0
1
2
3
4
5
Multiple of Ritchie Bros. (△=RBA)

Trailing 12-months, measured as of Q3FY16

The Compensation Committee believes these selected companies comprise a reasonable and useful peer group for purposes of evaluating the competitiveness and appropriateness of the Company’s compensation program.

Compensation Committee Report

The Compensation Committee has reviewed and discussed with management the Company’s Compensation Discussion and Analysis included herein. Based on such review and discussions, the Compensation Committee has recommended to the Board that the Compensation Discussion and Analysis be included in the Company’s 2016 Proxy Statement and incorporated by reference into the Company’s Annual Report on Form 10-K for the year ended December 31, 2016.

Submitted by the members of the Compensation Committee of the Board of Directors:

Eric Patel, Chair
Robert G. Elton
Erik Olsson
Sarah Raiss

Executive Compensation Tables

Summary Compensation Table

A summary of the compensation paid to our Named Executive Officers for each of the 2014, 2015 and 2016 fiscal years is set forth below. Additional information on the components of the total compensation package, including a discussion of the proportion of each element to total compensation, is discussed under “Compensation Discussion and Analysis” on page 59.

Name and Principal Position	Year	Salary(1) ($)	Bonus(2) ($)	Stock Awards(3) ($)	Option Awards(4) ($)	Non-Equity Incentive Plan Compensation(5) ($)	All Other Compensation(6) ($)	Total ($)
Ravi K. Saligram Chief Executive Officer	2016	1,000,000	—	1,474,774	1,250,002	973,505	171,944	4,870,225
	2015	1,000,000	—	1,166,256	1,064,132	1,620,000	136,774	4,987,162
	2014	485,256	—	2,294,311	2,205,948	500,000	65,554	5,551,069
Sharon Driscoll(7) Chief Financial Officer	2016	414,920	—	239,542	203,037	262,552	100,089	1,220,140
	2015	210,087	—	361,970	244,584	452,895	131,277	1,400,813
	2014	—	—	—	—	—	—	—
Jim Barr Group President, Emerging Business, Brand Innovation and Technology Services	2016	550,000	—	454,230	385,004	242,722	94,620	1,726,576
	2015	540,000	50,000	352,676	321,796	405,000	80,816	1,750,288
	2014	86,192	—	126,000	273,825	67,500	13,940	567,457
Terry Dolan(8) President, USA & LATAM	2016	385,000	—	249,827	211,751	84,379	801,637	1,732,594
	2015	241,429	—	211,750	264,053	282,917	50,220	1,050,369
	2014	—	—	—	—	—	—	—
Todd Wohler Chief Human Resources Officer	2016	395,000	—	233,014	197,502	192,267	69,449	1,087,232
	2015	365,000	—	211,046	192,567	294,263	191,678	1,254,554
	2014	—	—	—	—	—	78,750	78,750

(1)	Amounts reported reflect the base salary earned by the Named Executive Officers.
(2)	Amounts paid under the Company’s short-term incentive plan are reported in the “Non-Equity Incentive Plan Compensation” column.
(3)	The dollar amounts represent the aggregate grant date fair value of PSUs and RSUs granted during each of the years presented, measured in accordance with ASC 718 utilizing the assumptions discussed in Note 2(d) and Note 26 to our financial statements for the fiscal year ended December 31, 2016, without taking into account estimated forfeitures.

With respect to PSUs and RSUs, the estimate of the grant date fair value determined in accordance with ASC 718 assumes the at target vesting of 100% of the PSUs and RSUs awarded. Assuming the highest level of performance is achieved, which would result in the vesting of 200% of all PSUs and 100% of all RSUs, the aggregate grant date fair value of the share awards set forth in the Summary Compensation Table would be:

Named Executive Officer	2016	2015	2014
Ravi K. Saligram	$2,949,547	$2,332,512	$4,171,956
Sharon Driscoll	$479,083	$658,940	—
Jim Barr	$908,461	$705,352	$189,000
Terry Dolan	$499,653	$423,500	—
Todd Wohler	$466,028	$422,091	—

The dividend equivalents attributable to PSUs and RSUs are deemed “reinvested” in PSUs and RSUs and will only be distributed upon the vesting, if any, of the PSUs and RSUs under the terms of the respective plans.

(4)	The dollar amounts represent the aggregate grant date fair value of stock option awards granted during each of the years presented. The grant date fair value of a stock option award is measured in accordance with ASC 718 utilizing the assumptions discussed in Note 2(d) and Note 26 to our financial statements for the fiscal year ended December 31, 2016, without taking into account estimated forfeitures. For a discussion of specific stock option awards granted during 2016, see “2016 Grants of Plan-Based Awards” and the narrative discussion that follows.
(5)	Reflects amounts earned under the Company’s short-term incentive plan in the relevant year, regardless of whether paid in the following year.
(6)	Reflects compensation in 2016 to:
•	Mr. Saligram representing executive disability reimbursement, a allowance ($24,000), and dividend equivalents corresponding to PSUs ($133,215) and RSUs ($11,753);
•	Ms. Driscoll representing executive disability reimbursement, a car allowance ($18,106), a housing allowance ($15,842), the Company’s matching contribution to the Canada 10-10 Program ($41,492), the Company’s matching contribution to the ESPP ($8,299), and dividend equivalents corresponding to PSUs ($11,460) and RSUs ($1,527);
•	Mr. Barr representing executive disability reimbursement, the annual taxable value of personal use of a Company car under Internal Revenue Service regulations ($14,715), the Company’s matching contribution to the U.S. 10-10 Program ($55,000), and dividend equivalents corresponding to PSUs ($20,123) and RSUs ($1,806);
•	Mr. Dolan representing executive disability reimbursement, a car allowance ($24,000), the Company’s matching contribution to the U.S. 10-10 Program ($38,500), dividend equivalents corresponding to PSUs ($9,628), and a separation of employment payment ($736,750) pursuant to his employment agreement.
•	Mr. Wohler representing executive disability reimbursement, tax filing reimbursement, a car allowance ($18,161), the Company’s matching contribution to the U.S 10-10 Program ($39,499), the Company’s matching contribution to the ESPP ($7,900), and dividend equivalents corresponding to PSUs ($10,248);
(7)	Ms. Driscoll is paid in Canadian dollars. Amounts reported converted based on the average Canadian and U.S. dollar exchange rate of CA$1 to $0.7544 for 2016, CA$1 to $0.7820 for 2015, and CA$1 to $0.9051 for 2014.
(8)	Mr. Dolan ceased to serve as the President, USA & LATAM as of December 31, 2016.

2016 Grants of Plan-Based Awards

The following table provides information related to grants of plan-based awards to our Named Executive Officers during the 2016 fiscal year.

			Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(1)		Estimated Future Payouts Under Equity Incentive Plan Awards		All Other Stock Awards: Number of Shares of Stock or Stock Units	All Other Option Awards: Number of Securities Underlying Options	Exercise or Base Price of Option Awards	Grant Date Fair Value of Stock and Option Awards
Name	Grant Date (2016)	Grant Type	Target ($)	Maximum ($)	Target ($)	Maximum ($)	(#)	(#)	($/share)	($)(2)
Ravi K. Saligram		STI	1,000,000	2,000,000
	March 2	PSUs(3)			1,250,000	2,500,000				1,474,774
	March 2	Stock Options(4)						269,397	$24.07	1,250,002
Sharon Driscoll		STI(5)	269,698	539,396
	March 2	PSUs(3)(5)			207,460	414,920				239,542
	March 2	Stock Options(4)(5)						43,758	$24.07	203,037
Jim Barr		STI	412,500	825,000
	March 2	PSUs(3)			385,000	770,000				454,230
	March 2	Stock Options(4)						82,975	$24.07	385,004
Terry Dolan		STI
	March 2	PSUs(3)			211,750	423,500				249,827
	March 2	Stock Options(4)						45,636	$24.07	211,751
Todd Wohler		STI	197,500	395,000
	March 2	PSUs(3)			197,500	395,000				233,014
	March 2	Stock Options(4)						42,565	$24.07	197,502

(1)	Represents the possible payout under our short-term incentive plan for 2016. For amounts actually paid under these awards, see “— Summary Compensation Table” on page 78.
(2)	Represents the grant date fair value of share and option awards measured in accordance with the guidance in ASC 718, utilizing the assumptions discussed in Note 2(d) and Note 26 to our financial statements for the fiscal year ended December 31, 2016, without taking into account estimated forfeitures. With respect to PSUs, the estimate of the grant date fair value determined in accordance with ASC 718 assumes the vesting of 100% of the PSUs awarded.
(3)	Represents PSUs granted in 2016 under the Senior Executive PSU Plan, and excludes dividend equivalents.
(4)	Represents stock options granted in 2016 under our Stock Option Plan.
(5)	Ms. Driscoll is paid in Canadian dollars. Amounts reported to Ms. Driscoll are converted based on the average Canadian and U.S. dollar exchange rate of CA$1 to $0.7544 for 2016.

Stock Option Plan

The Company’s Stock Option Plan permits the Company to grant to eligible persons options that are exercisable to purchase common shares of the Company at a specified exercise price. Up to 13,700,000 common shares may be issued pursuant to the Stock Option Plan. While the Stock Option Plan provides flexibility regarding the terms of individual grants, all grants to the Named Executive Officers in 2016 were made in accordance with the Company’s current stock option policy (the “Stock Option Policy”), which provides that:

•	The exercise price of each option will be equal to the closing price of the Company’s common shares on the NYSE on the date of grant;
•	Vesting of options will occur over three years from the date of grant, with 1/3 vesting on each of the first three anniversaries of the grant date; and
•	Options will expire ten years after the date of grant, subject to a provision of the Stock Option Plan that provides, subject to certain exceptions, that if the tenth anniversary of the grant falls within, or within five business days after the end of, a “blackout period”, the date will be extended to the fifth business day after the end of such blackout period.

The circumstances under which an option will be exercisable in the event that the optionee ceases to be employed or to provide services to the Company or one of its subsidiaries are set forth in the option agreement, which may be waived or modified by the Compensation Committee at any time. The Stock Option Policy provides for the following terms, unless otherwise determined by the Compensation Committee, and such terms were incorporated into the 2016 option grants to Named Executive Officers:

•	in the case of termination without cause, excluding voluntary termination, immediate vesting of all unvested options, and the optionee has 90 days from the date on which the optionee ceases to be employed by the Company to exercise all options;
•	in the case of voluntary termination, other than retirement, immediate cancellation of all unvested options, and the optionee has 90 days to exercise vested options;
•	in the case of retirement, all unvested options continue to vest after retirement in accordance with the existing vesting schedule for those particular options and all options expire on the earlier of three years from the date of retirement and the option 10-year expiry date;
•	in the case of death, all unvested options vest immediately, and the optionee’s legal representative has 365 days from the date of death to exercise the options if the optionee’s employment or eligibility ceases by reason of his or her death or if the optionee dies prior to the expiration of the periods described in the three bullet points above; or
•	in the case of termination with cause, all options expire immediately upon termination.

The Compensation Committee may incorporate into any option agreement terms which will, notwithstanding the time or time specified in such option agreement for the exercise of the option granted thereunder, allow the optionee to elect to purchase all or any of the common shares then subject to such option if the Compensation Committee in its discretion determines to permit the optionee to exercise the option in respect of such shares; provided, that the Stock Option Plan imposes restrictions on the acceleration of vesting of options in connection with a change of control.

The Stock Option Policy prohibits the granting of options during a blackout period. In addition, it prohibits the granting of options to our non-executive directors. With respect to continuing employees that are to receive options, the Company’s policy is to make such grants annually, as of the fifth business day following the release of the Company’s results for the most recently completed fiscal year.

2015 Senior Executive Performance Share Unit Plan and Employee Performance Share Unit Plan

The Company’s Senior Executive PSU Plan and Employee Performance Share Unit Plan (together with the Senior Executive PSU Plan, the “2015 PSU Plans”) permit the Company to grant PSUs to employees. The PSUs, following vesting, entitle the participant to receive, at the election of the Compensation Committee, either cash or common shares of the Company, net of applicable withholding taxes. The amount of the payment to be made is calculated based on the number of vested PSUs multiplied by the fair market value of one common share as at the date of vesting, based on the volume weighted average price of the common shares reported by the NYSE for the twenty trading days prior to the date of vesting.

If the Compensation Committee determines to satisfy the payment in common shares of the Company, the amount of the payment, net of applicable withholding taxes, will either be satisfied by the issuance of common shares to the participant at an issue price equal to the fair market value of one common share as at the date of vesting, or applied to make open market purchases of common shares on behalf of the participant, as determined by the Compensation Committee, subject to certain restrictions including that vested PSUs held by our Named Executive Officers may not be satisfied through open market purchased common shares. The maximum number of common shares that may be issued under the 2015 PSU Plans is 1,000,000. There is no limit on the number of common shares that may be purchased in the open market under the 2015 PSU Plans.

The 2015 PSU Plans provide the Compensation Committee and the Board with significant discretion regarding the vesting terms and criteria for PSUs, including the waiver of any vesting restrictions. Additional PSUs are credited on PSUs held by participants corresponding to dividends declared on the common shares. Unless the Board or Compensation Committee otherwise determines, in the event of termination of a participant’s employment by the Company or an affiliate:

•	without cause, including following the incapacity of the participant, the participant will be entitled to receive payment in respect of PSUs recorded in the participant’s account as at the last day of active employment that subsequently vest, on a prorated basis to reflect the portion of the vesting period during which the participant was employed;
•	for cause, unvested PSUs will not vest and be forfeited;
•	as a result of voluntary resignation by the participant (other than retirement), unvested PSUs will not vest and be forfeited;
•	as a result of retirement of the participant (when the participant is at least 55 years old), the participant will be entitled to receive payment in respect of PSUs recorded in the participant’s PSU account as at the last day of active employment that subsequently vest; and
•	upon the death of a participant, the beneficiary or legal representatives of the participant will be entitled to receive payment in respect of PSUs recorded in the participant’s account as at the date of death that vest thereafter, which payment shall be payable by a lump sum cash payment, net of applicable tax withholding.

For participants in the Senior Executive PSU Plan, if a participant’s employment with the Company or a subsidiary of the Company is terminated (i) by the Company or subsidiary, other than for cause, upon a change of control or within two years following a change of control or (ii) by the participant for good reason, as defined in the Senior Executive PSU Plan, upon a change of control or within one year following a change of control, then all PSUs recorded in the participant’s PSU account as at the date of termination shall vest, and the participant will be entitled to receive a cash payment in respect of all vested PSUs, net of all applicable tax withholdings, within 30 days of the date of termination.

For purposes of the Senior Executive PSU Plan, a “change of control”, unless otherwise defined in the applicable grant agreement or grant letter, means the occurrence of any one of the following events:

•	a person or group of persons acting jointly or in concert, acquiring or accumulating beneficial ownership of more than 50% of the Company’s common shares;
•	a person or group of persons acting jointly or in concert, holding or beneficially owning at least 25% of the Company’s common shares and being able to change the composition of the Board by having the person’s or group of persons’ nominees elected as a majority of the Board; or
•	the arm’s length sale, transfer, liquidation or other disposition of all or substantially all of the assets of the Company, over a period of one year or less, in any manner whatsoever.

2013 Performance Share Unit Plan

The 2013 PSU Plan governs PSUs granted to employees in 2013 and 2014. For a description of the material terms of the 2013 PSU Plan, see “Proposal Four: 2013 PSU Plan Amendment” on page 101.

Senior Executive Restricted Share Unit Plan and Employee Restricted Share Unit Plan

The Senior Executive RSU Plan and the Employee Restricted Share Unit Plan (together with the Senior Executive RSU Plan, the “RSU Plans”) permit the Company to grant RSUs to employees. The Company no longer awards RSUs as a regular part of executive compensation but may grant RSUs in individual cases. Additional RSUs are credited on RSUs held by participants corresponding to dividends declared on the common shares. RSUs entitle the participant, following vesting of the RSUs, to a lump sum cash payment, net of applicable withholdings, equal to the number of RSUs multiplied by the fair market value of one common share, based on the volume weighted average price of the common shares reported by the NYSE for the twenty trading days prior to the date of vesting.

The RSU Plans provide the Compensation Committee and the Board with significant discretion regarding the vesting terms and criteria for RSUs, including the waiver of any vesting restrictions. Unless the Board or Compensation Committee otherwise determines, RSUs will vest following a three-year vesting period, subject to the following conditions:

•	in the event of termination without cause, including following the incapacity of the participant, the participant will be entitled to receive payment in respect of RSUs recorded in the participant’s account as at the last day of active employment that subsequently vest, on a prorated basis to reflect the portion of the vesting period during which the participant was employed;
•	in the event of termination of a participant’s employment by the Company for cause, unvested RSUs will not vest and be forfeited;
•	in the event of termination of a participant’s employment by the Company as a result of voluntary resignation by the participant (other than retirement), unvested RSUs will not vest and be forfeited;
•	in the event of termination of a participant’s employment by the Company as a result of retirement of the participant (when the participant is at least 55 years old), the participant will be entitled to receive payment in respect of RSUs recorded in the participant’s RSU account as at the last day of active employment that subsequently vest;
•	in the event of death of a participant, the beneficiary or legal representatives of the participant will be entitled to receive payment in respect of RSUs recorded in the participant’s account as at the date of death that vest thereafter; and

•	in the event of a change of control, all RSUs recorded in the participant’s RSU account as at the date of termination will vest, and the participant will be entitled to receive a cash payment in respect of all vested RSUs, net of all applicable tax withholdings, within 30 days of the date of change of control.

For purposes of the Senior Executive RSU Plan, a “change of control”, unless otherwise defined in the applicable grant agreement or grant letter, means the occurrence of any one of the following events:

•	a person or group of persons acting jointly or in concert, acquiring or accumulating beneficial ownership of more than 50% of the Company’s common shares;
•	a person or group of persons acting jointly or in concert, holding or beneficially owning at least 25% of the Company’s common shares and being able to change the composition of the Board by having the person’s or group of persons’ nominees elected as a majority of the Board; or
•	the arm’s length sale, transfer, liquidation or other disposition of all or substantially all of the assets of the Company, over a period of one year or less, in any manner whatsoever.

Outstanding Equity Awards as of December 31, 2016

The following table provides information related to the outstanding stock option awards and share-based awards held by each of our Named Executive Officers as of December 31, 2016.

Name	Grant Date/ Perfor- mance Award Period	Option Awards					Share Awards(1)
		Number of Securities Underlying Unexercised Options (#)		Option Exercise Price $	Option Expiration Date	Market Value of unexercised in-the- money option ($)	Number of Common Shares or Units of Stock Held That Have Not Vested (#)	Market Value of Common Shares or Units of Stock That Have Not Vested ($)	Number of Unearned Common Shares, Units or Other Rights That Have Not Vested (#)	Market Value of Unearned Common Shares, Units or Other Rights That Have Not Vested ($)
		Exercisable	Unexercisable
Ravi K. Saligram	3/2/2016		269,397	$24.07	3/1/2026	2,675,112
	3/10/2015	68,084	136,164	24.84	3/10/2025	1,870,912
	8/11/2014	172,884	221,740	24.43	8/11/2024	3,777,552
	8/11/2014(2)						18,025	612,850
	3/2/2016(3)								54,675	1,858,950
	3/10/2015(4)								101,168	3,439,712
	8/11/2014(5)						13,897	472,507
	8/11/2014(6)								81,112	2,757,808
Sharon Driscoll	3/2/2016		43,758	24.07	3/1/2026	434,517
	8/12/2015	10,038	30,726	30.17	8/12/2025	156,126
	3/2/2016(3)								8,881	301,954
	8/12/2015(4)								21,656	736,304
	8/12/2015(7)						1,887	64,158
Jim Barr	3/2/2016		82,975	24.07	3/1/2026	823,942
	3/10/2015	20,589	41,176	24.84	3/10/2025	565,767
	11/10/2014	6,024	46,034	24.73	11/10/2024	482,578
	1/10/2014(2)						2,769	94,146
	3/2/2016(3)								16,840	572,560
	3/10/2015(4)								30,594	1,040,196
	11/10/2014(5)						2,135	72,587

Name	Grant Date/ Perfor- mance Award Period	Option Awards					Share Awards(1)
		Number of Securities Underlying Unexercised Options (#)		Option Exercise Price $	Option Expiration Date	Market Value of unexercised in-the- money option ($)	Number of Common Shares or Units of Stock Held That Have Not Vested (#)	Market Value of Common Shares or Units of Stock That Have Not Vested ($)	Number of Unearned Common Shares, Units or Other Rights That Have Not Vested (#)	Market Value of Unearned Common Shares, Units or Other Rights That Have Not Vested ($)
		Exercisable	Unexercisable
Terry Dolan	3/2/2016	45,636		24.07	3/1/2026	453,165
	6/8/2015	38,158		29.93	6/8/2025	155,303
	3/2/2016(3)								2,574	87,516
	6/8/2015(4)								8,798	299,132
Todd Wohler	3/2/2016		42,565	24.07	3/1/2026	422,670
	3/10/2015	12,321	24,640	24.84	3/10/2025	338,563
	3/2/2016(3)								8,639	293,726
	3/10/2015(4)								18,308	622,472

(1)	Market value based on the closing share price on the NYSE as of December 31, 2016 of $34.00.
(2)	Represents RSUs granted under the Senior Executive RSU Plan that vest on March 10, 2017.
(3)	Represents PSUs granted under the Senior Executive PSU Plan for the three-year performance period ending 2018 that vest on March 1, 2019 and assumes at target performance for unearned PSUs.
(4)	Represents PSUs granted under the Senior Executive PSU Plan for the three-year performance period ending 2017 that vest on March 9, 2018 and assumes maximum target performance for unearned PSUs.
(5)	Represents PSUs granted under the 2013 PSU Plan for the three-year performance period ending 2016 that vest on March 10, 2017 using actual performance factors determined at December 31, 2016.
(6)	Represents SOG PSUs granted under the 2013 PSU Plan that vest ratably on August 10, 2017, 2018 and 2019.
(7)	Represents sign-on grant RSUs (“SOG RSUs”) granted under the Senior Executive RSU Plan that vest ratably on August 11, 2017 and 2018.

Stock Option Exercises and Shares Vested in 2016

The following table provides information regarding the vesting of RSUs and PSUs during 2016 for each Named Executive Officer under the RSU Plans and the 2013 PSU Plan. No Named Executive Officer exercised stock options during 2016.

Name	Share Awards
	Number of Common Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Ravi K. Saligram(1)	—	1,224,308
Sharon Driscoll(2)	—	29,576
Jim Barr	—	—
Terry Dolan	—	—
Todd Wohler	—	—

(1)	Represents SOG PSUs granted under the 2013 PSU Plan that vested on August 10, 2016. The value was calculated by multiplying the number of outstanding PSUs by the 20-day volume weighted average closing price of the Common Shares on the New York Stock Exchange as of the vesting date. The number of outstanding PSUs that vest was determined by the Board based on the Company’s absolute TSR performance. These SOG PSUs are currently settled in cash.
(2)	Represents SOG RSUs granted under the Senior Executive RSU Plan that vested on August 11, 2016. The value was calculated by multiplying the number of outstanding RSUs by the 20-day volume weighted average closing price of the Common Shares on the New York Stock Exchange as of the vesting date. These SOG RSUs are settled in cash.

Non-Qualified Deferred Compensation for 2016

The following table provides information regarding contributions, earnings and balances for our Named Executive Officers under our U.S. 10-10 Program.

Name(1)	Executive Contributions in 2016(2)	Company Contributions in 2016	Aggregate Earnings in 2016	Aggregate Withdrawals/ Distributions in 2016	Aggregate Balance as of December 31, 2016
Ravi K. Saligram	—	—	—	—	—
Sharon Driscoll	—	—	—	—	—
Jim Barr	$55,000	$55,000	$20,611	—	$236,863
Terry Dolan	$38,500	$38,500	$10,948	—	$122,669
Todd Wohler	$39,500	$39,500	$8,441	—	$151,603

(1)	Mr. Saligram and Ms. Driscoll do not participate in the U.S. 10-10 Program. Ms. Driscoll participates in the Canada 10-10 Program, which is not a deferred compensation plan. The Company’s contributions under both the U.S. 10-10 Program and the Canada 10-10 Program are reflected in the Summary Compensation Table under “All Other Compensation.”
(2)	Amounts are reflected in the Summary Compensation Table under “Salary.”

U.S. 10-10 Program

The following is a summary of the material terms of the U.S. 10-10 Program. Effective September 2016 this program is no longer offered to newly hired or promoted executives in the company.

Purpose of the plan and administration

Ritchie Bros. Auctioneers (America) Inc. (“RBAA”) adopted the U.S. 10-10 Program in 2013 to provide deferred compensation and retirement benefits for a select group of executives. Through the program participating executives may elect to defer receipt of current compensation, and as a result become eligible to receive discretionary matching allocations by RBAA. It is an unfunded plan and is administered by a committee appointed by the board of directors of RBAA.

Eligible participants and participation agreement

The committee in its discretion designates those employees of RBAA and selected affiliates (either of which may be referred to herein as “Employer”) who are eligible to participate in the plan; each such individual must be a highly compensated or executive employee within the meaning of Sections 201(2), 301(a)(3) and 401(a)(1) of the U.S. Employee Retirement Income Security Act of 1974, as amended. An individual selected as eligible for participation in the plan will become a “participant” following the timely execution and delivery of a written participation agreement.

Participation agreements specify the amount and types of compensation the participant elects to defer, the form of distribution of benefits (lump sum or annual installments) and certain qualifying distribution events. Qualifying distribution events are a participant’s separation from service, death or disability, a specified payment date or year, a change of control of RBAA and an unforeseen emergency, as defined under Section 409A of the U.S. Internal Revenue Code of 1986, as amended (the “Code”).

Types of compensation permitted to be deferred

A participant may elect to defer up to 10% of base salary by timely execution and delivery of a written Participant Agreement. Such participant-elected deferrals are referred to as “participant deferral credits.” The Employer, in its sole discretion, may make employer discretionary credits in an amount determined each plan year by the Employer. It has been the Employer’s practice to make employer discretionary credits, matching the participant’s deferral each year up to a maximum amount of 10% of a participant’s base salary. Participant deferral credits and employer discretionary credits are immediately 100% vested.

Deferred compensation accounts

The amount of a participant deferral credits and the amount of any employer discretionary credits are credited to a participant’s deferred compensation account, which is a notional bookkeeping account. The plan has been established as a non-qualified plan, which means that the Employer does not fund amounts deferred under the plan. The plan is an unfunded and unsecured liability of the Employer, and benefits will be paid only from the Employer’s general assets. The benefits payable are future obligations of the Employer and their eventual payment is dependent on the Employer’s financial condition and creditworthiness.

Deemed investment gain or loss

The participant’s deferred compensation account is credited or debited with an investment return as if the notional account were invested in one or more investment funds selected by the committee. Participants may elect the investment funds (from those authorized by the committee) in which his or her deferred compensation account is deemed to be invested. Such election will be in the manner prescribed by the committee, will take effect upon the participant’s entry into the plan, and will remain in effect until the participant makes a new election. If the participant fails for any reason to make an effective election of deemed investments, the investment return will be determined by the committee. RBAA is not required to invest any amounts as a result of a participant’s selection of deemed investments. The deemed investment funds are merely measuring tools to determine the amount by which a participant’s deferred compensation account will be debited or credited to reflect deemed investment returns on the deferred compensation.

Distribution of benefits

The participation agreement designates the time at which a participant’s deferred compensation account will be distributed and the qualifying distribution event(s). The participation agreement also designates the form of payment (lump sum or annual installments over a period of years). Payments are made in the manner elected by the participant and commence as soon as practicable (but no more than 60 days after) the distribution date elected or for the qualifying distribution event.

Canada 10-10 Program

The following is a summary of the material terms of the Canada 10-10 Program, which is not a deferred compensation plan. Effective September 2016 this program is no longer offered to newly hired or promoted executives in the company.

Purpose of the program and administration

The Company adopted the Canada 10-10 Program in 2013 to encourage participants to make long-term investments. Under the program, certain senior-level employees may contribute up to 10% of their received annual base salary into eligible long-term investment vehicles and may receive matching contributions from the employer. The program is administered by the Director of Global Total Rewards (GTR).

Eligible participants

All employees of the Company at or above the Vice-President level that are selected by the employer are eligible to participate in the program. Participants can begin to participate in the program on the first day of employment. Participation is voluntary and participants must decide how much money they wish to invest in approved long-term investments. Participants can participate in the program at any time during the calendar year by providing the Director of GTR with evidence of an investment having been made in an eligible long-term investment vehicle.

Description of benefits

Participants may invest up to 10% of their received annual base salary into eligible long-term investment vehicles and, upon the approval of the Director of GTR, the Company will match such contributions, less any matching contributions made to retirement plans, in cash on a dollar-for-dollar basis to be paid directly to such employees during the next applicable pay period, subject to all applicable statutory deductions. The Company’s matching amount will be based on the amount actually invested by the participant and will be capped at 10% of the participant’s received annual base salary for that calendar year (the “Maximum Contribution Amount”). The Company’s Maximum Contribution Amount of 10% is a combined maximum for both the Canada 10-10 Program and any retirement saving program to which the Company contributes up to a maximum of 10% of the employee’s base earnings. Any portion of a participant’s Maximum Contribution Amount that is not used during any calendar year cannot be carried forward.

Eligible long-term investments

The goal of the program is to provide participants with a certain level of flexibility with respect to their desired long-term investment vehicle. The Director of GTR has the discretion to decide whether or not a particular investment qualifies. Common examples of an eligible investment vehicle include (i) payments made on an investment property that is not the primary residence of the participant or lump sum payments made on a property that is the primary residence of the participant; (ii) investments made in securities listed on a recognized stock exchange or recognized mutual fund; and (iii) any investment that is long-term in nature. Company securities are not an eligible investment. The plan does not restrict the disposition of investments, once made.

Executive Employment Agreements

The Company, through wholly-owned operating subsidiaries, has entered into an employment agreement with each of the Named Executive Officers. The employment agreements continue for an indefinite term period of time until terminated in accordance with the terms of such agreements. The following is a summary of the material terms of those agreements.

Compensation and benefits

The Named Executive Officers earn an annual base salary and may earn annual short-term and long-term incentive grants determined as a percentage of base salary. In addition, the Named Executive Officers may participate in the Company’s other long-term plans, including the 10-10 Program, the ESPP, the RRSP and the 401(k) plan, as applicable. For a discussion of the compensation earned by or awarded to the Named Executive Officers in 2016, see “2016 Compensation for Named Executive Officers” on page 56. The Named Executive Officers are eligible to participate in the Company’s group benefit plans.

Confidentiality, non-solicitation and non-competition

Pursuant to their respective employment agreements, the Named Executive Officers are prohibited at all times from disclosing confidential information related to the Company. Each Named Executive Officer, with the exception of Mr. Saligram and Ms. Driscoll, is subject to provisions prohibiting his or her solicitation of the Company’s employees for 12 months following termination for any reason. Mr. Saligram’s and Ms. Driscoll’s prohibitions extend for 24 months and 18 months, respectively, following termination for any reason. Each Named Executive Officer is also subject to provisions prohibiting competition with the Company during the term of his or her employment agreement and for a period following termination for any reason of 18 months for Ms. Driscoll, and 12 months for Mr. Barr, Mr. Wohler, and Mr. Dolan. Mr. Saligram is prohibited under the provisions of his employment agreement from competing against the Company during the term of his employment and for either (i) the greater of 12 months or the period for which base salary is paid following his termination by the Company without cause or his voluntary termination for good reason, or (ii) 12 months following his termination for any other reason.

Termination for cause

The Company may terminate Mr. Saligram’s employment at any time for “cause,” as defined in his employment agreement, without notice or any payment in lieu thereof. No incentive or bonus payment will be payable to Mr. Saligram in the event of his termination for cause. In the event of his termination for cause, all unvested stock options granted to Mr. Saligram will be void as of the date of his termination and Mr. Saligram will have 30 days from the date of his termination to exercise any stock options that have vested prior to his termination, subject to the terms and conditions of our Stock Option Plan and the applicable stock option agreements. Mr. Saligram’s rights with respect to PSUs and RSUs in the event of his termination for cause are determined in accordance with the applicable PSU and RSU grant agreements and the terms and conditions of the respective PSU Plan and RSU Plans.

The Company may terminate the employment of the Named Executive Officers, other than Mr. Saligram and Mr. Dolan, for “cause,” as defined in the employment agreements, at any time after providing the executive with at least 30 days’ notice of such proposed termination and allowing the executive 15 days to remedy the alleged defect. The Company may terminate the employment of Mr. Dolan for “cause,” as defined in his employment agreement, at any time without notice or payment in lieu thereof; provided that, where “cause” is defined as Mr. Dolan’s (i) intentional refusal to carry out or follow lawful instructions or assignments commensurate with his position with the Company, (ii) willful dereliction of the duties commensurate with his position with the Company assigned to him, (iii) intentional misconduct in connection with working for the Company, that materially harms the Company or its reputation, or (iv) act, omission or behavior that constitutes cause for dismissal at common law, the Company may terminate Mr. Dolan’s employment only after providing written notice of the circumstances giving rise to the basis for termination and allowing

Mr. Dolan 30 days to remedy the alleged defect. The employment agreements with the Named Executive Officers other than Mr. Saligram state that no short-term incentive or bonus payment will be payable to such Named Executive Officer in the event of his or her termination for cause. In the event of termination for cause, sign-on stock options granted to the terminated Named Executive Officer will be void as of the date of his or her termination, and the Named Executive Officer will have 30 days from the date of his or her termination to exercise any options that have vested prior to his or her termination, subject to the terms and conditions of the Company’s Stock Option Plan and the applicable option agreements. Under the Company’s Stock Option Plan, unvested stock options expire immediately upon termination for just cause. A terminated Named Executive Officer’s rights with respect to PSUs and RSUs held are determined in accordance with the applicable PSU and RSU grant agreements and the terms and conditions of the respective PSU Plan and RSU Plans.

Termination without cause or voluntary termination for good reason

In the event of termination of Mr. Saligram’s employment without “cause,” as defined in his employment agreement, or his voluntary termination for “good reason,” as defined in his employment agreement, Mr. Saligram will be entitled to:

•	two year’s base salary;
•	two year’s short-term incentive bonus based at the target;
•	all earned and unpaid salary and short- and long-term incentive awards, up to and including Mr. Saligram’s final day of active employment with the Company;
•	immediate accelerated vesting of all unvested stock options (excluding sign-on stock options if termination occurs prior to July 7, 2017), with Mr. Saligram given 90 days from the date of termination to exercise such options, subject to the terms of the Company’s Stock Option Plan and the applicable stock option agreements;
•	continuation of PSUs and RSUs awarded (excluding SOG PSUs if termination occurs prior to July 7, 2017), in accordance with applicable PSU and RSU grant agreements and the terms and conditions of the respective 2013 PSU Plan, Senior Executive PSU Plan and RSU Plan; and
•	continued extended health and dental benefits coverage for up to one year after termination of his employment or the date on which he begins new full-time employment.

In the event that a Named Executive Officer, other than Mr. Saligram, is terminated without cause, as defined in the employment agreements, such Named Executive Officer will be entitled to:

•	one year’s base salary and one year’s short-term incentive bonus based at target, in the event of termination of Ms. Driscoll, Mr. Barr, Mr. Dolan or Mr. Wohler prior to July 6, 2018, November 4, 2017, May 20, 2018, and March 1, 2018, respectively, or eighteen month’s base salary and eighteen month’s short-term incentive bonus based at target in the event of termination of Ms. Driscoll, Mr. Barr, Mr. Dolan or Mr. Wohler after such dates;
•	a pro rata short-term incentive bonus for the year of termination, up to and including the Named Executive Officer’s last day of active employment with the Company;
•	immediate accelerated vesting of all unvested stock options, with the Named Executive Officer given 90 days from the date of termination to exercise such options, subject to the terms of the Company’s Stock Option Plan and the applicable stock option agreements;
•	continuation of PSUs and RSUs awarded, in accordance with applicable PSU and RSU grant agreements and the terms and conditions of the respective 2013 PSU Plan, Senior Executive PSU Plan and RSU Plan; and
•	continued extended health and dental benefits coverage under existing cost sharing arrangements (or the cash equivalent) for up to one year after termination of his or her employment or the date on which he or she begins new full-time employment.

Under the terms of the employment agreements with the Named Executive Officers, other than Mr. Saligram, Named Executive Officers may terminate their respective employments with the Company for “good reason,” as defined in the employment agreements, and, in the event of good reason, will receive pay and benefits as if terminated by the Company without cause, and the termination will be regarded as a termination without cause for purposes of the Company’s Stock Option Plan, PSU Plans and RSU Plans. Under the employment agreements, Named Executive Officers other than Mr. Saligram may terminate their employments for good reason by delivery of written notice, including the basis for such good reason, to the Company within 60 days’ commencing upon the occurrence of good reason. Termination for good reason will be effective 30 days after delivery in the event the Company fails or is unable to cure such good reason within that period.

Resignation

Under the terms of the employment agreements with the Named Executive Officers, Named Executive Officers may resign by providing three months’ written notice to the Company to that effect. If a Named Executive Officer provides the Company with written notice of resignation, the Company may waive such notice, in whole or in part, in which case the Company will pay the Named Executive Officer his or her base salary for only the amount of time remaining in that notice period and such Named Executive Officer’s employment will terminate on the earlier date specified by the Company without any further compensation. The employment agreements with the Named Executive Officers state that no short-term incentive or bonus payment will be payable to a Named Executive Officer in the event of his or her resignation. In the event of resignation, all unvested stock options held by the resigning Named Executive Officer will be immediately void on the termination date and such Named Executive Officer will have 90 days from such date to exercise any vested stock options. Under the Company’s Stock Option Plan, unvested stock options granted on or after February 24, 2009 to a Named Executive Officer, other than Mr. Saligram, are immediately cancelled. Under the RSU Plans and the PSU Plans, in the event of resignation of a participant other than by retirement in accordance with the normal retirement policy of the Company (or its affiliates), RSUs and PSUs that had not vested prior to the last day of active employment will not vest and shall be forfeited and cancelled without payment.

Retirement

The employment agreements with the Named Executive Officers provide that in the event of retirement, which, for such purpose, means retirement in accordance with the normal retirement policy of the Company (or its affiliates) when the participant is not less than 55 years of age:

•	the Company will pay a pro-rated short-term incentive bonus for the year of termination, up to and including the last day of active employment, to such Named Executive Officers in the event of retirement;
•	all unvested stock options will continue to vest according to their initial grant schedules and will remain exercisable up to the earlier of the original grant expiry date and the third anniversary of the date of retirement; and
•	RSUs and PSUs will continue to vest and be paid in accordance with the original grant schedule applicable thereto.

Notwithstanding the foregoing, Mr. Saligram will not be entitled to exercise or receive any retirement-related benefits or rights if he retires prior to July 7, 2019.

Change of control

The Compensation Committee believes that change of control arrangements are necessary to attract and retain the talent necessary for the Company’s long-term success. The Company has entered into change of control agreements with the Named Executive Officers (the “Change of Control Agreements”).

For purposes of the Change of Control Agreements, a “change of control” means:

•	the acquisition or accumulation of beneficial ownership of more 50% of the Company’s voting shares by a person or a group of persons acting jointly or in concert;
•	a person, or a group of persons acting jointly or in concert, holding at least 25% of the Company’s voting shares and being able to change the composition of the Board by having their nominees elected as a majority of the Board;
•	the arm’s length sale, transfer, liquidation or other disposition of all or substantially all of the assets of the Company, over a period of one year or less, in any manner whatsoever and whether in one transaction or in a series of transactions or by plan of arrangement; or
•	other than for Mr. Saligram, a reorganization, merger or consolidation or sale or other disposition of substantially all the assets of the Company, unless the Company beneficially owns all or substantially all of the Company’s assets either directly or through one or more subsidiaries following such event.

The Change of Control Agreements provide for payment and accelerated vesting upon a “double-trigger,” which requires a change of control and either (i) termination by the Company without “cause” or within two years following a change of control; or (ii) termination by the Named Executive Officer for good reason upon a change of control or within one year following a change of control. Following a double-trigger event, each Named Executive Officer will be entitled to a lump-sum cash amount equal to the aggregate of:

•	in the case of Mr. Saligram, two times annual base salary, two times the short-term incentive bonus at target plus pro rata target bonus for year of termination, and two times the annual premium cost that would be incurred by the Company to continue to provide to Mr. Saligram all health, dental and life insurance benefits provided immediately before his termination;
•	in the case of Ms. Driscoll, Mr. Barr, Mr. Dolan and Mr. Wohler one and one-half times annual base salary, one and one-half times the short-term incentive bonus at target plus pro rata target bonus for year of termination, and one and one-half times the annual premium cost that would be incurred by the Company to continue to provide to them all health, dental and life insurance benefits provided immediately before their termination.

Each of the Named Executive Officers is entitled, following a double-trigger event, to:

•	accelerated vesting of RSU and PSU awards; and
•	immediate vesting of all unvested stock options, with a 90-day exercise period.

The employment agreements with the Named Executive Officers, provide that, notwithstanding provisions to the contrary in plan documents, any accelerated vesting of annual long-term incentive awards upon a change of control, as defined in the Change of Control Agreements, requires both a change of control and the termination of employment without “cause” or for “good reason,” each as defined in the respective employment agreements.

In the case of Ms. Driscoll, Mr. Barr, Mr. Dolan, and Mr. Wohler the Change of Control Agreements provide that no such payments will be made unless the Named Executive Officer signs within 60 days and does not revoke a full and general release of any and all claims against the Company, affiliates, and past and then current officers, directors, owners, managers, members, agents and employees.

Indemnity agreements

The Company has entered into indemnity agreements with each Named Executive Officer pursuant to which the Company agrees to indemnify each Named Executive Officer in connection with claims or proceedings involving the officer (by reason of serving as a director or officer of the Company or its subsidiaries), as provided in the agreement.

Potential Payments Upon Termination or Change in Control

The following table describes the estimated potential payments and benefits under the Company’s compensation and benefit plans and contractual agreements to which the Named Executive Officers would have been entitled if a termination of employment or change in control occurred on December 31, 2016. The actual amounts to be paid out can only be determined at the time of the Named Executive Officer’s departure from the Company. The amounts reported in the table below do not include payments and benefits to the extent they are provided generally to all salaried employees upon termination of employment and do not discriminate in scope, terms or operation in favor of the Named Executive Officers or include distributions of plan balances under our 401(k) Plan, the RRSP and the 10-10 Programs. The amounts reported assume payment of all previously earned and unpaid salary, vacation pay and short- and long-term incentive awards.

Named Executive Officer	Termination for “Cause”	Termination without “Cause” or, if applicable, for “Good Reason”	Resignation or Retirement	“Change of Control”	Termination without “Cause” or “Good Reason” following “Change of Control”(1)
Ravi Saligram
Cash severance(2)	—	$2,000,000	—	—	$2,000,000
Short-term incentive(3)	—	$2,000,000	—	—	$3,000,000
Acceleration of equity awards(4)(6)	—	$4,102,204	—	—	$12,936,315
Present value of group plan benefits	—	$24,882	—	—	$49,765
Total Termination Benefits	—	$8,127,086	—	—	$17,986,080
Sharon Driscoll
Cash severance(2)(5)	—	$414,920	—	—	$622,380
Short-term incentive(3)(5)	—	$269,698	—	—	$674,245
Acceleration of equity awards(4)(5)(6)	—	$522,198	—	—	$1,575,596
Present value of group plan benefits(5)	—	$7,962	—	—	$11,943
Total Termination Benefits	—	$1,214,778	—	—	$2,884,164
Jim Barr
Cash severance(2)	—	$550,000	—	—	$825,000
Short-term incentive(3)	—	$412,500	—	—	$1,031,250
Acceleration of equity awards(4)(6)	—	$1,627,849	—		$3,315,706
Present value of group plan benefits	—	$30,217	—	—	$45,326
Total Termination Benefits	—	$2,620,566	—		$5,217,282
Terry Dolan(7)
Cash severance(2)	—	$385,000	—	—	$577,500
Short-term incentive(3)	—	$288,750	—	—	$721,875
Acceleration of equity awards(4)(6)	—	$453,165	—	—	$690,247
Present value of group plan benefits	—	$21,521	—	—	$32,282
Total Termination Benefits	—	$1,148,436	—	—	$2,021,904

Named Executive Officer	Termination for “Cause”	Termination without “Cause” or, if applicable, for “Good Reason”	Resignation or Retirement	“Change of Control”	Termination without “Cause” or “Good Reason” following “Change of Control”(1)
Todd Wohler
Cash severance(2)	—	$395,000	—	—	$592,500
Short-term incentive(3)	—	$197,500	—	—	$493,750
Acceleration of equity awards(4)(6)	—	$648,373	—	—	$1,503,037
Present value of group plan benefits	—	$25,276	—	—	$37,914
Total Termination Benefits	—	$1,266,149	—	—	$2,627,201

(1)	Represents the occurrence of a double-trigger event under the Change of Control Agreements.
(2)	Represents cash payments based on base salary.
(3)	Represents cash payments of the short-term incentive plan based on target performance levels.
(4)	Includes cash payments for accelerated vesting of RSUs and PSUs upon a double-trigger event. Amounts are calculated based on the closing share price on the NYSE of $34.00 as of December 31, 2016 and, for PSUs, target performance levels.
(5)	Ms. Driscoll is paid in Canadian dollars. Amounts reported are converted based on the average Canadian and U.S. dollar exchange rate of CA$1 to $0.7544 for 2016.
(6)	The value of accelerated stock options is determined by subtracting the exercise price of the stock option from the closing share price on the NYSE of $34.00 as of December 31, 2016 and multiplying the result, if a positive number (“in-the-money”), by the number of option shares that would vest as a result of termination.
(7)	Mr. Dolan ceased to serve as the President USA & LATAM as of December 31, 2016.

Equity Compensation Plan Information as of December 31, 2016

Plan Category	Number of securities to be issued upon exercise of options, warrants and rights (a)		Weighted average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	3,366,714	(1)	$24.02	5,202,631	(2)
Equity compensation plans not approved by security holders	—		—	—
Total	3,366,714		$24.02	5,202,631

(1)	Reflects the Company’s Stock Option Plan.
(2)	Includes 1,000,000 common shares that we may elect to issue upon settlement of our PSUs granted under the 2015 PSU Plans. Under the 2015 PSU Plans, the number of PSUs that vest is conditional upon specified market, service, and performance vesting conditions being met. The market vesting condition is based on the relative performance of our share price in comparison to the performance of a pre-determined portfolio of other companies’ share prices. The non-market vesting conditions are based on the achievement of specific performance measures and can result in participants earning between 0% and 200% of the target number of PSUs granted.

Security Ownership of Certain Beneficial Owners and Management and Related Shareholder Matters

The following table sets forth certain information regarding the beneficial ownership our common shares as of March 13, 2017 by:

•	our Named Executive Officers;
•	our directors;
•	all of our executive officers and directors as a group; and
•	each person who is known by us to beneficially own more than 5% of our issued and outstanding common shares.

Under SEC rules, “beneficial ownership” for purposes of this table takes into account common shares as to which the individual has or shares voting and/or investment power as well as shares that may be acquired within 60 days (such as by exercising vested stock options) and is different from beneficial ownership for purposes of Section 16 of the Exchange Act. Common shares that may be acquired by an individual or group within 60 days of March 13, 2017 pursuant to the exercise of options are deemed to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table.

Except as indicated in the footnotes to this table, to the best of our knowledge, the persons and entities named in the table have sole voting and investment power with respect to all common shares shown as beneficially owned by them. Except as otherwise indicated, the address of each shareholder is c/o Ritchie Bros. Auctioneers Incorporated, 9500 Glenlyon Parkway, Burnaby, British Columbia V5J 0C6.

	Amount and Nature of Beneficial Ownership	Percent of Class
Directors and Named Executive Officers
Ravi K. Saligram(1)	419,424	*
Sharon Driscoll(2)	25,841	*
Jim Barr(3)	74,860	*
Todd Wohler(4)	40,212	*
Terry Dolan(5)	—	*
Beverley Briscoe(6)	22,288	*
Robert G. Elton	—	—
Erik Olsson	—	—
Eric Patel(7)	18,925	*
Edward Pitoniak(8)	7,121	*
Sarah Raiss	—	—
Christopher Zimmerman(9)	6,856	*
All directors and executive officers as a group (20 individuals)(10)	426,729	*

	Amount and Nature of Beneficial Ownership	Percent of Class
5% Shareholders
Baillie Gifford & Co.(11) Calton Square, 1 Greenside Row, Edinburgh EH1 3AN Scotland UK	11,899,567	11.13%
Caisse de dépôt et placement du Québec(12) 1000, Place Jean-Paul Riopelle, Montréal, Québec H2Z 2B3	7,804,800	7.30%
Janus Capital Management LLC(13) 151 Detroit Street Denver, Colorado 80206	6,197,501	5.80%
T. Rowe Price Associates, Inc.(14) 100 E. Pratt Street Baltimore, Maryland 21202	6,144,685	5.70%
PRIMECAP Management Company(15) 225 South Lake Ave., #400, Pasadena, California 91101	5,969,261	5.60%

*	Less than 1%.
(1)	Represents 20,575 common shares and 398,849 stock options exercisable within 60 days of March 13, 2017.
(2)	Represents 1,217 common shares held indirectly through the ESPP and 24,624 stock options exercisable within 60 days of March 13, 2017.
(3)	Represents 74,860 stock options exercisable within 60 days of March 13, 2017.
(4)	Represents 1,382 common shares held indirectly through the ESPP and 38,830 stock options exercisable within 60 days of March 13, 2017.
(5)	Mr. Dolan ceased to be employed by the Company on December 31, 2016. Mr. Dolan exercised all his outstanding stock options by March 13, 2017.
(6)	Represents 16,900 common shares held directly and 5,388 common shares held through the Non-Executive Director LTIP.
(7)	Represents 13,538 common shares held directly and 5,387 common shares held indirectly through the Non-Executive Director LTIP.
(8)	Represents 1,440 common shares directly and 5,681 common shares held indirectly through the Non-Executive Director LTIP.
(9)	Represents 6,856 common shares held indirectly through the Non-Executive Director LTIP.
(10)	Represents 105,373 common shares and 321,356 stock options exercisable within 60 days of March 13, 2017.
(11)	As reported on Baillie Gifford & Co.’s Schedule 13G/A as of December 31, 2016, Baillie Gifford & Co. had sole voting power with respect to 9,854,894 common shares and sole dispositive power with respect to 11,899,567 common shares.
(12)	As reported on Caisse de dépôt et placement du Québec’s Schedule 13G/A as of December 31, 2016, Caisse de dépôt et placement du Québec had sole voting and dispositive power with respect to 7,804,800 common shares.
(13)	As reported on Janus Capital Management LLC’s Schedule 13G as of December 31, 2016, Janus Capital Management LLC had sole voting power with respect to 6,196,001 shares, shared voting power with respect to 1,500 shares, sole dispositive power with respect to 6,196,001 shares and shared dispositive power with respect to 1,500 shares.

(14)	As reported on T. Rowe Price Associates, Inc.’s Schedule 13G as of December 31, 2016, T. Rowe Price Associates, Inc. had sole voting power with respect to 1,037,203 shares and sole dispositive power with respect to 6,144,685 shares.
(15)	As reported on PRIMECAP Management Company’s Schedule 13G/A as of December 31, 2016, PRIMECAP Management Company had sole voting power with respect to 2,605,186 common shares and sole dispositive power with respect to 5,969,261 common shares.

We have no knowledge of any other arrangements, including any pledge by any person of our securities, the operation of which may at a subsequent date result in a change of control of our Company.

Proposal Two: Advisory Vote on Executive Compensation

Overview

In accordance with Section 14A of the Exchange Act and Section 951 of the Dodd-Frank Wall Street Reform and Consumer Protection Act, the following proposal, commonly known as a “Say on Pay” proposal, gives our shareholders the opportunity to vote to approve or not approve, on an advisory basis, the compensation of our Named Executive Officers. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our Named Executive Officers and our compensation philosophy, policies and practices, as disclosed under “Compensation Discussion and Analysis” on page 44.

Our executive compensation program is designed to provide a competitive level of compensation necessary to:

•	attract and retain the talent needed to lead and grow the Company’s business;
•	provide a strong incentive for executives and key employees to work towards the achievement of the Company’s goals; and
•	ensure that the interests of management and the Company’s shareholders are aligned and that the compensation packages are fair to senior management, employees, the shareholders and other stakeholders.

In order to align executive pay with both the Company’s financial performance and the creation of sustainable shareholder value, a significant portion of compensation paid to our Named Executive Officers is allocated to performance based, short-term and long-term incentive programs to make executive pay dependent on the Company’s performance (or “at-risk”). In addition, as an executive officer’s responsibility and ability to affect the financial results of the Company increases, the portion of his or her total compensation deemed “at-risk” increases. Shareholders are urged to read the information under “Compensation Discussion and Analysis”, which more thoroughly discusses how our compensation policies and procedures implement our compensation philosophy.

Shareholder Approval and Board Recommendation

We are asking our shareholders to indicate their support for our Named Executive Officer compensation as described in this Proxy Statement by voting “FOR” the following resolution:

“RESOLVED, that the compensation paid to the named executive officers, as disclosed in the proxy statement of the Company, dated March 20, 2017 (the “Proxy Statement”), pursuant to the SEC’s executive compensation disclosure rules (which disclosure includes the Compensation Discussion and Analysis, the compensation tables and the narrative discussion that accompanies the compensation tables), is hereby approved.”

While we intend to carefully consider the voting results of this proposal, the final vote is advisory in nature and therefore not binding on us, our Board of Directors or the Compensation Committee. Our Board of Directors and Compensation Committee value the opinions of all of our shareholders and will consider the outcome of this vote when making future compensation decisions for our Named Executive Officers. Shareholders will be given an opportunity to cast an advisory vote on this topic annually. The Board recommends a vote “FOR” the adoption of the above resolution indicating approval of the compensation of the Company’s Named Executive Officers.

Proposal Three: Appointment of Ernst & Young LLP

Overview

We are asking our shareholders to appoint Ernst & Young LLP as our auditor for the year ending December 31, 2017 and that the Audit Committee be authorized to fix their remuneration. Ernst & Young LLP has been our auditor since April 25, 2013. The Audit Committee is satisfied that Ernst & Young LLP meets the relevant independence requirements and is free from conflicts of interest that could impair their objectivity in conducting an audit of the Company.

To the Company’s knowledge, a representative from Ernst & Young LLP will be present at the Meeting to take questions, and the firm will be permitted to make a statement if it so desires.

Fees Billed by Independent Auditors

The fees billed to us by Ernst & Young LLP, our independent auditor, in each of the last two fiscal years are set forth in the following table. All services and fees, including tax service fees, were pre-approved by the Audit Committee.

	Year Ended December 31,
Item	2016(5)	2015(5)
Audit Fees(1)	$1,051,004	$964,050
Audit-Related Fees(2)	$125,866	—
Tax Fees(3)	—	—
All Other Fees(4)	—	—
Total	$1,176,870	$964,050

(1)	“Audit Fees” represents fees billed for the audit of our annual financial statements and review of our quarterly financial statements and for services that are normally provided in connection with statutory and regulatory filings or engagements. Audit fees are billed and paid in Canadian dollars.
(2)	“Audit-Related Fees” represents fees for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees.”
(3)	“Tax Fees” include fees for tax compliance, tax advice and tax planning.
(4)	“All Other Fees” include all other non-audit services.
(5)	The amounts reported are converted from Canadian dollars to U.S. dollars based on the average Canadian and U.S. dollar exchange rate of CA$1 to $0.7544 for 2016 and CA$1 to $0.7820 for 2015.

Pre-Approval Policies and Procedures

The Audit Committee Charter provides that the Audit Committee is responsible for the selection, appointment, and retention of the independent auditor, subject to annual shareholder approval, and evaluation and, where appropriate, replacement of the independent auditor. In addition, the Audit Committee approves compensation of the independent auditor. The Audit Committee also has responsibility for pre-approving the retention of the independent auditor for all audit and non-audit services the independent auditor is permitted to provide the Company and approve the fees for such services, other than any de minimis non-audit services allowed by applicable law or regulation. The Audit Committee is required to pre-approve all non-audit related services performed by the auditors. The Audit Committee’s pre-approval policy outlines the procedures and the conditions pursuant to which permissible services proposed to be performed by the auditors are pre-approved, provides a general pre-approval for certain permissible services and outlines a list of prohibited services. For 2015 and 2016, all of the services related to amounts billed by the Company’s external accountants were pre-approved by the Audit Committee.

Recommendation of the Board

The Board recommends a vote “FOR” the appointment of Ernst & Young LLP as the Company’s auditor for the fiscal year ending December 31, 2017 and the authorization of the Audit Committee to fix the auditor’s remuneration.

Report of the Audit Committee

To the Shareholders of Ritchie Bros. Auctioneers Incorporated:

The Audit Committee reviewed and discussed with management and the Company’s independent auditors the audited consolidated financial statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2016. The Audit Committee has discussed with the independent registered public accountants matters required to be discussed by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and considered the compatibility of non-audit services with the auditors’ independence. In addition, the Audit Committee discussed the matters required to be discussed by Public Company Accounting Oversight Board (“PCAOB”) Auditing Standard No. 1301. The Audit Committee also has received the written disclosures and the letter from the independent accountant required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence and has also discussed with the independent accountant the accountant’s independence. Based on the review and discussions, the Audit Committee recommended to the Board that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2016 for filing with the SEC.

Audit Committee of the Board
Robert G. Elton, Chair
Eric Patel
Edward B. Pitoniak

Proposal Four: 2013 PSU Plan Amendment

Overview

We are asking our shareholders to approve the 2013 PSU Plan Amendment, which is comprised of an amendment to the 2013 PSU Plan, which governs the Sign-On Grant Agreement dated August 11, 2014 with our CEO, Ravichandra Saligram, as well as an amendment to the Sign-On Grant Agreement. The 2013 PSU Plan Amendment would permit the Company to pay PSUs that vest under the Sign-On Grant Agreement either in cash or by issuing common shares, as opposed to requiring payment only in cash, and would set the aggregate maximum number of the Company’s common shares reserved for issuance pursuant to the Sign-On Grant Agreement at 150,000 common shares (representing approximately 0.14% of the issued and outstanding common shares as of March 16, 2017), as further described in Appendix A hereto. The 2013 PSU Plan Amendment would also amend the Sign-On Grant Agreement by adding certain securities representations, warranties and legending requirements in respect of any common shares issued as settlement for the vested PSUs.

The driving purpose behind the 2013 PSU Plan Amendment is to allow the Company to settle our CEO’s future-vested PSUs under the Sign-On Grant Agreement in the Company’s common shares, which would further align his interests with our shareholders’ interests. Although we consider our CEO’s interests to currently be aligned with our shareholders’ interests, as also reflected in our compensation program and philosophy, we believe our ability to satisfy our CEO’s future-vested PSUs under the Sign-On Grant Agreement by issuing common shares will further incentivize him to continue to perform on behalf of shareholders and create additional long-term shareholder value. By analogy, at the Annual and Special Meeting of Shareholders in May 2016, shareholders approved the 2015 PSU Plans, which were each first adopted by the Board in March 2015, including the provisions of the 2015 PSU Plans that permit the Company to satisfy PSUs vested under the 2015 PSU Plans in the Company’s common shares. Similarly, the Company now wishes to further align our CEO’s interests with our shareholders’ interests by having the option to settle future-vested PSUs under the Sign-On Grant Agreement in the Company’s common shares, as well.

In February 2017, our Board approved the 2013 PSU Plan Amendment, including the amendment to the 2013 PSU Plan and the amendment to the Sign-On Grant Agreement with our CEO, subject to the approval of our shareholders and subject to the execution of the 2013 PSU Plan Amendment by the Company and by our CEO, in his personal capacity as a participant in the 2013 PSU Plan. Under the rules of the NYSE and the TSX, the Company may not issue or deliver common shares in settlement of PSUs granted under the 2013 PSU Plan absent shareholder approval. If a majority of shareholders voting at the Meeting do not vote in favor of the proposal, then the 2013 PSU Plan Amendment will not become effective and the Company will not issue or deliver any common shares under the 2013 PSU Plan but will pay vested PSUs in cash. If a majority of shareholders voting at the Meeting vote in favor of the proposal, we expect to execute and enter into the 2013 PSU Plan Amendment immediately thereafter. The closing price for the Company’s common shares as reported on the NYSE on March 10, 2017 was $31.54.

The 2013 PSU Plan Amendment only amends the 2013 PSU Plan with respect to the Sign-On Grant Agreement with our CEO and does not affect any other awards, grants or agreements under the 2013 PSU Plan. All other awards under the 2013 PSU Plan are expected to be settled prior to the date of the Meeting, in cash, and with the adoption of the 2015 PSU Plans, the Company does not anticipate making any future awards under the 2013 PSU Plan.

Summary of the 2013 Performance Share Unit Plan, as currently in effect

The following is a summary of the material terms of the 2013 PSU Plan, as currently in effect. The following does not purport to be a complete description of the 2013 PSU Plan and is qualified in its entirety by reference to the full text of the 2013 PSU Plan, included as Appendix B hereto.

Performance Share Unit

A PSU is an award under which the recipient is eligible to earn, for the purposes of the 2013 PSU Plan as currently in effect, a cash payment, during an applicable performance period based upon the performance of the Company against certain criteria during and at the end of such performance period. No awards other than PSUs will be available for issuance under the 2013 PSU Plan.

Eligibility

The 2013 PSU Plan provides for the grant or award of PSUs which entitle participants, following vesting of the PSUs, to payment in cash. Participants may include any person designated by the Board or by the Compensation Committee who is an employee of the Company or any affiliate of the Company.

Administration

Unless otherwise determined by the Board, the 2013 PSU Plan will be administered by the Compensation Committee.

Type of award

The Board or the Compensation Committee may grant PSUs under the 2013 PSU Plan that will following vesting, entitle the recipient to a specified amount of cash, net of all applicable withholding taxes. The payment to be received is based on the number of vested PSUs (which will depend on the extent to which the applicable performance criteria are met) multiplied by the fair market value of one common share as at the date of vesting. The foregoing is subject to provisions of the 2013 PSU Plan which may result, if the participant or the Company may be in possession of undisclosed material information, or the ability to trade in securities of the Company may be restricted under any insider or securities trading policy, in the fair market value of common shares instead being determined as at a subsequent date where that is no longer the case. Each award or grant of PSUs will be evidenced by a written agreement between the Company and the participant or a letter issued by the Company to a participant.

Whenever a dividend is paid on the Company’s common shares, additional PSUs will be credited to a participant’s account. The number of such additional PSUs will be calculated by dividing the dividend that would have been paid to the participant if the participant’s PSUs as at the record date for the dividend had been common shares, whether vested or not vested, by the fair market value of a common share on the date on which the dividend is paid, with fractional PSUs calculated and rounded to two decimal places.

Terms of PSU grants

Unless otherwise determined by the Compensation Committee, the PSUs granted to a participant will vest at the time and in the manner determined by the Board or the Compensation Committee at the time of the award or grant and as set out in the grant agreement or grant letter evidencing the award.

Subject to the right of a participant to designate beneficiaries entitled to receive benefits under the 2013 PSU Plan following the death of the participant, PSUs are not assignable or transferable by a participant other than by will or the laws of descent and distribution.

PSUs that fail to vest in accordance with the 2013 PSU Plan will be cancelled as of the date of the failure to vest. Upon failure to vest, the participant will have no further right, title or interest in or to such PSUs.

Adjustment of common shares subject to the 2013 PSU Plan

In the event of any share dividend, subdivision or consolidation of the Company’s common shares, reclassification or conversion of the Company’s common shares, or any combination or exchange of securities, merger, consolidation, recapitalization, amalgamation, plan of arrangement, reorganization, spin off or other distribution of the Company’s assets to shareholders which the Compensation Committee determines affects the common shares such that an adjustment is appropriate to prevent dilution or enlargement of participants’ rights under the 2013 PSU Plan, then, subject to any relevant resolutions of the Board, the Compensation Committee may, in its discretion, make adjustments as it deems appropriate to preserve proportionately the interests of participants as a result of the change.

Cessation

Unless the Board or Compensation Committee otherwise determines, in the event of termination of a participant’s employment by the Company or an affiliate:

•	without cause, including following the incapacity of the participant, the participant will be entitled to receive payment in respect of PSUs recorded in the participant’s account as at the last day of active employment that subsequently vest, on a prorated basis to reflect the portion of the vesting period during which the participant was employed;
•	for cause, unvested PSUs will not vest and be forfeited;
•	as a result of voluntary resignation by the participant (other than retirement), unvested PSUs will not vest and be forfeited;
•	as a result of retirement of the participant (when the participant is at least 55 years old), the participant will be entitled to receive payment in respect of PSUs recorded in the participant’s PSU account as at the last day of active employment that subsequently vest; and
•	upon the death of a participant, the beneficiary or legal representatives of the participant will be entitled to receive payment in respect of PSUs recorded in the participant’s account as at the date of death that vest thereafter, which payment shall be payable by a lump sum cash payment, net of applicable tax withholding.

Consequences of a change of control

In the event of a change of control, all PSUs recorded in the participant’s PSU account as at the date of termination shall vest, and the participant will be entitled to receive a cash payment in respect of all vested PSUs, net of all applicable tax withholdings, within 30 days of the change of control, in the amount equal to the number of such vested PSUs multiplied by (1) the price or value at which a common share of the Company is valued for purposes of the transaction or series of transactions giving rise to or constituting the change of control, as determined by the Compensation Committee, or (2) if there is no such transaction or transactions, the fair market value of one common share as at the date of vesting, which under the 2013 PSU Plan will normally be the volume weighted average price of the Company’s common shares reported by the NYSE for the twenty trading days immediately preceding that day.

For purposes of the 2013 PSU Plan, a “change of control”, unless otherwise defined in the applicable grant agreement or grant letter, means the occurrence of any one of the following events:

•	a person or group of persons acting jointly or in concert, acquiring or accumulating beneficial ownership of more than 50% of the Company’s common shares;
•	a person or group of persons acting jointly or in concert, holding or beneficially owning at least 25% of the Company’s common shares and being able to change the composition of the Board by having the person’s or group of persons’ nominees elected as a majority of the Board; or
•	the arm’s length sale, transfer, liquidation or other disposition of all or substantially all of the assets of the Company, over a period of one year or less, in any manner whatsoever.

Amendment and termination of the plan

Subject to certain restrictions, the Board or the Compensation Committee may, from time to time, amend, suspend or terminate the 2013 PSU Plan without the consent or approval of any participant or the Company’s shareholders. Nonetheless, unless required by applicable laws, no amendment may adversely affect the rights of any participant at the time of the amendment with respect to PSUs credited to such participant’s PSU account without the consent of the participant.

Summary of the Sign-On Grant Agreement, as currently in effect

The following is a summary of the material terms of the Sign-On Grant Agreement, as currently in effect. The following does not purport to be a complete description of the Sign-On Grant Agreement and is qualified in its entirety by reference to the full text of the Sign-On Grant Agreement, included as Appendix C hereto. In the event of any inconsistency between the terms of the 2013 PSU Plan and the Sign-On Grant Agreement, the terms of the Sign-On Grant Agreement will prevail. Terms not contained in the Sign-On Grant Agreement are governed by the 2013 PSU Plan.

Grant

In connection with his appointment as CEO in July 2014, pursuant to the 2013 PSU Plan, Ravichandra Saligram was granted approximately 102,375 PSUs on August 11, 2014, as evidenced by the Sign-On Grant Agreement.

Vesting

PSUs evidenced by the Sign-On Grant Agreement vest at a rate of 25% per year starting on the second anniversary of the grant date, with the actual number of units to vest to be determined by the Board based on achievement of pre-established performance criteria. The pre-established performance criteria includes vesting based on absolute TSR performance over the applicable rolling two, three, four and five year performance periods following the grant date, as follows:

	TSR (CAGR)	PSU Payout %* (% of target units)
Threshold	5%	0%
Target	15%	100%
Maximum	20%	200%

*	Results interpolated between the points

“CAGR” means Compound Annual Growth Rate. For the purpose of calculating the TSR measure set forth above, the CAGR for any particular performance period shall be calculated using the compound annual return over the applicable performance period using values at the beginning and end of the performance period based on the prior 20-trading day average and based on reinvestment of any dividends paid on the common shares of the Company during the period into additional common shares.

Consideration will be given by the Board to enhancing the vesting from prior tranches based on subsequent performance experienced for later tranches. If additional PSUs are credited due to dividend equivalents, then such PSUs will vest at the time when the PSUs in respect of which dividend equivalents were credited vest.

Further, to the extent that the vesting criteria set out above result in the vesting of greater than 100% of the number of PSUs granted or awarded, such additional PSUs shall be deemed to have been granted and shall be credited, unless otherwise determined by the Board or Compensation Committee.

Cessation

Unless the Board or Compensation Committee otherwise determines, in the event of termination of a participant’s employment by the Company or an affiliate:

•	without cause, or termination by the participant for any reason, in each case prior to July 7, 2017, the participant will be entitled to receive payment in respect of PSUs that had vested as at the last day of active employment, and unvested PSUs will not vest and be forfeited;
•	without cause, or termination by the participant for any reason, in each case on or subsequent to July 7, 2017, the participant will be entitled to receive payment in respect of PSUs that had vested as at the last day of active employment and that vest after the last day of active employment, provided that payment in respect of PSUs that vest after the last day of active employment will be prorated to reflect the percentage of the vesting period which the period, commencing on the first day of the vesting period or, if the Compensation Committee so determines, on the grant date and ending on the last day of active employment of such participant, bears to the vesting period; and
•	for cause, the participant will be entitled to receive payment in respect of PSUs that had vested as at the last day of active employment, and unvested PSUs will not vest and be forfeited.

“Cause” is as defined in the participant’s employment agreement.

Summary of the 2013 PSU Plan Amendment and its effects

The following is a summary of the material terms of the 2013 PSU Plan Amendment and its material effects on the 2013 PSU Plan and the Sign-On Grant Agreement if approved by shareholders at the Meeting. The following does not purport to be a complete description of the 2013 PSU Plan Amendment and is qualified in its entirety by reference to the full text of the 2013 PSU Plan Amendment, included as Appendix A hereto.

Form of Payment.  Solely with respect to PSUs granted or awarded under the Sign-On Grant Agreement that had not yet vested as of June 30, 2017, the form of payment of vested PSUs may now be, as determined by the Compensation Committee, either (i) a lump sum cash payment, net of applicable withholdings, or, (ii) subject to the rules, policies or requirements of any stock exchange on which the Company’s common shares are listed or quoted, by the issuance from treasury to the participant of common shares, to be paid or satisfied net of applicable withholdings (the “Net Payment Amount”), which such number of common shares to be issued shall be equal to the whole number of common shares of the Company that is determined by dividing the Net Payment Amount by the fair market value of one common share, as further contemplated in Appendix A. Any fractional share entitlement will be satisfied by a cash payment to the participant in an amount equal to such fractional share entitlement multiplied by the fair market value of one common share.

Aggregate Maximum Number of Common Shares.  The aggregate maximum number of common shares of the Company that may be issued pursuant to the 2013 PSU Plan, as proposed to be amended, is 150,000 common shares, subject to adjustment as provided therein.

Additional Limitations on Common Shares.  The number of the Company’s common shares issuable to insiders, at any time, pursuant to the 2013 PSU Plan or any other securities compensation arrangement, including the 2015 PSU Plans and the Company’s Stock Option Plan, cannot exceed 10% of the issued and outstanding common shares, and the number of the Company’s common shares issuable to insiders, within any one year, under the 2013 PSU Plan and such other securities compensation arrangements cannot exceed 10% of the issued and outstanding common shares. For these purposes, “insiders” has the meaning given to that term in the Securities Act (Ontario) who are “reporting insiders” under applicable Canadian securities laws and includes directors and certain officers of the Company, significant shareholders, associates and affiliates. No common shares of the Company may be issued or reserved for issuance under the 2013 PSU Plan to any non-employee director of the Company.

Further Amendments to 2013 PSU Plan.  Further amendments to the 2013 PSU Plan that affect the issuance or potential issuance of the Company’s common shares from treasury must be approved by at least a majority of the Board. In addition, shareholder approval will be required for any further amendment of the 2013 PSU Plan to:

•	reduce the issue or purchase price of common shares under the plan;
•	extend the term of any PSU under the Sign-On Grant Agreement where such PSU entitles or potentially entitles the holder to be issued common shares from treasury under the plan;
•	amend or remove the limits on the amount of grants to insiders contained in the plan, as proposed to be amended;
•	increase the maximum number of common shares issuable under the plan;
•	permit non-employee directors to participate in the plan and be entitled or potentially entitled to be issued common shares from treasury under the plan;
•	permit assignment or transfer of rights or interests under the plan to be entitled or potentially entitled to be issued common shares from treasury under the plan, subject to certain exceptions;
•	amend the provisions specifying which amendments require shareholder approval; or
•	amend other matters that require shareholder approval under the rules or policies of any stock exchange on which the Company’s common shares may be listed or posted for trading.

Rights as a Shareholder.  The participant will only have rights as a shareholder of the Company with respect to common shares underlying PSUs granted pursuant to the 2013 PSU Plan insofar as such common shares are issued to the participant pursuant to and in accordance with the 2013 PSU Plan.

Death.  In respect of vested PSUs granted or awarded under the Sign-On Grant Agreement, notwithstanding the Board’s or Compensation Committee’s option to settle such PSUs by lump sum cash payment or by issuance of common shares of the Company, each net of applicable withholdings, all PSUs that had vested as at the date of participant’s death, and all PSUs recorded in the participant’s PSU account as at the date of death that vest after the date of death, shall be payable only by lump sum cash payment, net of applicable withholdings.

Sign-On Grant Agreement.  Pursuant to the 2013 PSU Plan Amendment, the Sign-On Grant Agreement between the Company and the participant (our CEO), as amended, provides certain representations and warranties made by the participant, including as to the lack of registration of the PSUs, and common shares underlying such PSUs, under the United States Securities Act of 1933, as amended, and the lack of transferability of such PSUs and common shares without demonstrated exemptions from registration requirements, all as further described in Appendix A. The Company anticipates relying on the exemption from registration requirements provided by Section 4(a)(2) of such Act, in connection with the securities to be issued to Mr. Saligram. The Sign-On Grant Agreement, as amended, provides legending for all certificates for the Company’s common shares issued pursuant to such settlement of the participant’s PSUs.

New Plan Benefits

On August 11, 2014, the Board approved the grant of the PSU awards to our CEO pursuant to the Sign-On Grant Agreement under the terms of the 2013 PSU Plan. The performance factors, targets and weighting applicable to the PSU awards are described above under “Summary of Sign-On Grant Agreement” and included as Appendix C hereto.

The table below sets forth, as of March 10, 2017, the number of PSU awards then outstanding pursuant to the Sign-On Grant Agreement, under the 2013 PSU Plan, and PSUs credited as dividend equivalents thereunder. No other PSU awards under the 2013 PSU Plan will be affected by the 2013 PSU Plan Amendment.

Number of PSUs
Name and Position	PSU Awards(1)(2)	Dividend Equivalents(1)(2)
Ravi K. Saligram Chief Executive Officer	76,781	4,752

(1)	Reported at 100% of target. To the extent that (i) the vesting criteria results in the vesting of greater than 100% of the number of PSUs granted or awarded, (ii) the vesting criteria results in the vesting of additional PSUs following the end of prior rolling performance periods, or (iii) the participant is credited with additional PSUs in respect of each dividend payment by the Company, additional PSUs may be awarded or granted in relation to the Sign-On Grant Agreement under the 2013 PSU Plan.
(2)	Excludes 25,594 PSU awards and 1,191 dividend equivalents that vested and were settled through the payment of $1,224,308 in cash (including tax withholding of $574,482, for a net after-tax payment of $649,826) during 2016. Had the 2013 PSU Plan Amendment been effective prior to such payment, the Compensation Committee could have determined to satisfy the net after-tax payment of $649,826 by the issuance of 20,131 common shares of the Company.

The number of those PSUs awarded under the Sign-On Grant Agreement under the 2013 PSU Plan eligible for vesting will depend on actual performance results compared to minimum, target and maximum amounts for the applicable performance criteria or factors, and, under the terms of the outstanding awards of PSUs granted under the 2013 PSU Plan, the participant may potentially earn between 0% and 200% of the target number of PSUs granted (and dividend equivalent PSUs that may be credited thereon). In addition, the number of common shares of the Company to be issued or delivered following vesting will reflect that entitlement to payment in respect of vested PSUs will be net of all applicable withholding taxes. As a result, the number of common shares of the Company that may be issued or delivered following vesting of the Sign-On Grant Agreement PSUs, and the dollar value of such common shares, cannot be determined at this time. However, as provided in the 2013 PSU Plan Amendment, if approved, the aggregate maximum number of common shares of the Company that may be issued pursuant to the 2013 PSU Plan will be 150,000 common shares, subject to adjustment in the event of certain corporate reorganizations as described in the 2013 PSU Plan.

As a result, unless the 2013 PSU Plan Amendment, including the provisions permitting the Company to issue common shares in respect of the Sign-On Grant Agreement, is approved by the shareholders, all PSUs in respect of the Sign-On Grant Agreement will be settled in cash following vesting.

Shareholder Approval and Board Recommendation

At the Meeting, shareholders will be asked to consider and, if deemed advisable, to pass the following ordinary resolution approving the 2013 PSU Plan Amendment:

“RESOLVED THAT:

1.	Amendment No. 1 to Grant Agreement and Amendment No. 1 to Performance Share Unit Plan (the “2013 PSU Plan Amendment”), previously approved by the Board of Directors on February 17, 2017, as described in the Proxy Statement and in the form attached as Appendix A thereto, including the provisions thereof allowing the Company to issue up to a maximum of 150,000 common shares of the Company under the Company’s 2013 Performance Share Unit Plan (the “2013 PSU Plan”), are hereby ratified, confirmed and approved;
2.	The issuance and delivery of common shares of the Company under the 2013 PSU Plan upon vesting of performance share units as contemplated in the 2013 PSU Plan Amendment, are hereby ratified, confirmed and approved; and
3.	Any director or officer of the Company is authorized to take such actions as such director or officer may determine are necessary or desirable to implement and give full effect to these resolutions.”

The Board recommends that shareholders vote “FOR” the ordinary resolution ratifying, confirming and approving the 2013 PSU Plan Amendment.

Shareholder Proposals and Director Nominations

To be considered for inclusion in the proxy statement distributed to shareholders prior to our annual meeting in 2018, pursuant to the mechanism provided by the Exchange Act, a shareholder proposal (other than in respect of the nomination of directors) must be received by us no later than November 20, 2017, which corresponds to the date that is 120 calendar days before the anniversary date on which our proxy statement was released to shareholders in connection with the Meeting, and must comply with the requirements of Rule 14a-8 of the Exchange Act. If the date of our annual meeting in 2018 is changed by more than 30 calendar days from the anniversary date of the Meeting, then the deadline to submit a proposal to be considered for inclusion in next year’s proxy statement and form of proxy is a reasonable time before we begin to print and mail proxy materials.

Shareholders who do not wish to use the mechanism provided by the Exchange Act may submit proposals to be considered at the Company’s annual meeting in 2018 under the provisions of the CBCA. In order to make a proposal under the CBCA (other than in respect of the nomination of directors), a shareholder must hold, or have the support of persons who, in the aggregate, including or not including the shareholder, hold, at least 1% of the outstanding voting shares, or the fair market value of the shares held must be at least C$2,000 and such shares must have been held for at least six months. A shareholder proposal to nominate a director must be signed by one or more holders of shares representing in the aggregate not less than 5% of the shares entitled to vote at the meeting. Such shareholder proposals must be received by us no later than December 19, 2017, in order to be included in the proxy materials for the Company’s annual meeting in 2018. Upon receipt of a proposal in compliance with the requirements of the CBCA, the Company will set out such proposal in the proxy statement distributed to shareholders prior to the Company’s annual meeting in 2018.

In addition, our by-laws contain an advance notice provision which requires advance notice to the Company of nominations of persons for election to the Board in circumstances where nominations are made by shareholders other than pursuant to a shareholder proposal made pursuant to the provisions of the CBCA or a requisition of shareholders made in accordance with the CBCA. The advance notice provision, among other things, provides for a deadline by which shareholders must notify the Company in writing of an intention to nominate directors for election to the Board prior to any annual or special meeting of shareholders and sets forth the information that a shareholder must include in such notice. In the case of an annual meeting of shareholders, notice to the Company must be made not less than 30 days prior to the date of the annual meeting; provided, however, that in the event that the annual meeting is called for a date that is less than 50 days after the date on which the first public announcement of the date of the annual meeting was made, notice may be made not later than the close of business on the 10th day following such public announcement.

Shareholders wishing to put forward a proposal or nominate a director for election should carefully review the relevant provisions of the Exchange Act, the CBCA and our amended and restated by-laws. Our by-laws, including the advance notice provisions, were approved by the Company’s shareholders at the annual and special meeting in 2015, and were set out in Schedule “A” to the information circular relating to such meeting. A copy of the by-laws is available on request from the Corporate Secretary of the Company and the information circular for our annual and special meeting in 2015 may be accessed through SEDAR at www.sedar.com or EDGAR at www.sec.gov

Shareholders must submit written proposals, in accordance with the foregoing procedures, to the following address:

Ritchie Bros. Auctioneers Incorporated
9500 Glenlyon Parkway
Burnaby, British Columbia V5J 0C6 Canada
Attention: Corporate Secretary

Other Business

As of the date of this Proxy Statement, management of the Company does not know of any other matters that will come before the Meeting. However, the proxy in the accompanying form, when properly completed and delivered and not revoked, will confer discretionary authority upon a proxy holder named therein to vote your shares on any amendments or variations to matters identified in the accompanying Notice of Annual and Special Meeting of Shareholders and any other matter which may properly come before the meeting in respect of which such proxy has been granted, subject to any limitations imposed by law.

The contents and sending of this Proxy Statement have been approved by the Board of Directors of the Company.

By Order of the Board of Directors,

/s/ Darren Watt

Darren Watt
Corporate Secretary
Vancouver, British Columbia

March 20, 2017

Please promptly sign and return your proxy card, or, if you are a non-registered/beneficial owner, please follow the instructions on your voting instruction form. If you decide to attend the Meeting, you may, if you wish, revoke the proxy and vote your shares in person.

Annex: Selected Definitions of Non-GAAP Financial Measures to GAAP Measures

Certain Definitions

The following defines non-GAAP financial measures used in this Proxy Statement.

Capital performance is calculated as earnings before interest and income taxes for the applicable period excluding the pre-tax effects of items that the Compensation Committee or the Board determines, for this purpose, to be non-recurring or unusual, divided by adjusted average invested capital. For this purpose, “adjusted average invested capital” means average long-term debt excluding long-term debt held in escrow, plus average stockholders’ equity excluding items that the Compensation Committee or the Board determines, for this purpose, to be non-recurring or unusual.

Compensation earnings before interest, income taxes, depreciation and amortization (EBITDA) means EBITDA excluding the pre-tax effects of significant items that the Company does not consider to be part of normal operating results, such as management reorganization costs, severance, gains/losses on sale of certain property, plant and equipment, impairment losses and certain other items that the Company refers to as ‘adjusting items’, as well as items that the Compensation Committee or the Board determines, for this purpose, to be non-recurring or unusual.

Diluted adjusted earnings per share attributable to stockholders is calculated by dividing net income attributable to stockholders excluding the after-tax effects of adjusting items by the weighted average number of diluted shares outstanding.

Earnings growth means the compounded annual growth rate over three years of the Company’s net income attributable to stockholders excluding after-tax adjusting items and items that the Compensation Committee or the Board determines, for this purpose, to be non-recurring or unusual.

Operating free cash flow is calculated as cash provided by operating activities minus net capital spending. Net capital spending is a GAAP measure that is calculated as property, plant and equipment additions plus intangible asset additions less proceeds on disposition of property, plant and equipment.

Return on net assets is calculated as net income attributable to stockholders excluding the after-tax effects of adjusting items, plus net finance costs, less the income tax effect of net finance costs, and excluding items that the Compensation Committee or the Board determines, for this purpose, to be non-recurring or unusual, divided by adjusted net assets. For this purpose, “adjusted net assets” means total assets, minus cash and cash equivalents, restricted cash, and current liabilities, and excluding items that the Compensation Committee or the Board determines, for this purpose, to be non-recurring or unusual.

Appendix A: 2013 PSU Plan Amendment

AMENDMENT NO. 1 TO GRANT AGREEMENT
AND
AMENDMENT NO. 1 TO PERFORMANCE SHARE UNIT PLAN

This amendment dated as of         , 2017 (the “Amendment”) consists of (i) Amendment No. 1 to the Grant Agreement dated August 11, 2014 (the “Sign-On Grant Agreement”) by and between Ritchie Bros. Auctioneers Incorporated (the “Corporation”) and Ravichandra Saligram (the “Participant”) and (ii) Amendment No. 1 to the Ritchie Bros. Auctioneers Incorporated Performance Share Unit Plan that was approved and adopted by the Corporation in January 2013 (the “Plan”) solely as the Plan is applied to the Sign-On Grant Agreement.

The Corporation and Participant wish to amend the Sign-On Grant Agreement, and the Corporation wishes to amend the Plan and Participant consents to such amendments, to permit the Corporation to pay the Participant for vested PSUs either in cash or by issuing Common Shares.

Accordingly, subject to and effective only upon the approval of this Amendment by the shareholders of the Corporation on or before June 30, 2017, the parties agree as follows:

1.	Amendments to the Plan. The Plan is amended to add Appendix A to this Amendment as Appendix A to the Plan, which Appendix A will be incorporated in and form a part of the Plan.
2.	Amendments to the Sign-On Grant Agreement.
a.	Representations and Warranties. A new Section 10 is hereby added to the Sign-On Grant Agreement as follows:

“10. (a) Participant acknowledges that neither the Performance Share Units nor any of the common shares of the Corporation (the “Common Shares”) that may be issued upon payment of the Performance Share Units have been or will be registered under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), or applicable state securities laws. Participant acknowledges that neither the Performance Share Units nor the Common Shares may be offered, sold, pledged or transferred, and agrees not to offer, sell, pledge or transfer any of such securities, unless exemptions from the registration requirements of the U.S. Securities Act and applicable state securities laws are available and have been demonstrated to the Corporation’s satisfaction.

(b) Participant acknowledges that the Corporation makes no representations or warranties with respect to the Plan, the Performance Share Units or the Common Shares.

(c) Participant has such knowledge, skill and experience in financial, investment and business matters as to be capable of evaluating the merits and risks of holding the Performance Share Units and any Common Shares that may be issued hereunder and accepts all risks associated with the holding of Performance Share Units and any such Common Shares, including without limitation a decline in the market price of the Common Shares.”

Appendix A-1

b.	Legend. A new Section 11 is hereby added to the Sign-On Grant Agreement as follows:

“11. All certificates representing Common Shares shall bear a legend substantially in the following form:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”), OR THE SECURITIES ACT OF ANY STATE OF THE UNITED STATES. THESE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED OR ASSIGNED UNLESS THEY ARE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED OR ASSIGNED PURSUANT TO REGISTRATION OR AN EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS AFTER PROVIDING A SATISFACTORY LEGAL OPINION OR OTHER EVIDENCE OF EXEMPTION SATISFACTORY TO THE CORPORATION.”

c.	Any references in the Sign-On Grant Agreement to any Article of the Plan or any of the sections within any Article of the Plan shall be interpreted as references to that Article or section as amended by Appendix A to the Plan.
3.	Remaining Provisions. All other provisions of the Plan and the Sign-On Grant Agreement remain in full force and effect, unmodified by this Amendment.
4.	Miscellaneous. Capitalized terms used herein without definitions have the meanings given to them in the Plan, except where the context requires otherwise. This Amendment may be signed and delivered in counterparts.

IN WITNESS WHEREOF, the parties have signed this Amendment as of the date first set forth above.

RITCHIE BROS. AUCTIONEERS
INCORPORATED, as the Corporation
and as agent for the Employer

By:
Title:

PARTICIPANT

By: Ravichandra Saligram

Appendix A-2

APPENDIX A

ADDITIONAL TERMS APPLICABLE TO SIGN-ON GRANT AGREEMENT

The following terms and conditions are applicable solely to the awards granted to Ravichandra Saligram under that certain Grant Agreement dated August 11, 2014 by and between Corporation and Ravichandra Saligram, as amended (the “Sign-On Grant Agreement”). With respect to the awards under the Sign-On Grant Agreement, any references in the Plan to any Article of the Plan or any of the sections within any Article of the Plan shall be interpreted as references to that Article or section as amended by this Appendix A, and any references in the Plan to Section 6.1 shall be interpreted as references to Appendix A Section 2. The provisions of this Appendix A shall govern the awards under the Sign-On Grant Agreement notwithstanding any other provision of the Plan to the contrary.

1. Definitions.  In and for the purposes of this Appendix A, except as otherwise expressly provided:

“Employee Performance Share Unit Plan” means the Employee Performance Share Unit Plan of the Corporation adopted and approved by the Board on March 9, 2015, as the same may from time to time be amended.

“Insider” means an “insider” of the Corporation within the meaning of that term as found in the Securities Act (Ontario) who are “reporting insiders” (as defined in National Instrument 55-104 —  Insider Reporting Requirements and Exemptions), and includes “associates” (which has the meaning as found in the Securities Act (Ontario)) and “affiliates” (which has the same meaning as “affiliated companies” as found in the Securities Act (Ontario) and also includes those issuers that are similarly related, whether or not any of the issuers are corporations, companies, partnerships, limited partnerships, trusts, income trusts or investment trusts or any other organized entity issuing securities) of the insider and “issued to Insiders” includes direct or indirect issuances.

“Securities Compensation Arrangement” means any stock option, stock option plan, employee stock purchase plan or any other compensation or incentive mechanism involving the issuance or potential issuance of securities of the Corporation, including a share purchase from treasury that is financially assisted by the Corporation by way of a loan, guarantee or otherwise.

“Senior Executive Performance Share Unit Plan” means the Senior Executive Performance Share Unit Plan of the Corporation adopted and approved by the Board on March 9, 2015, as the same may from time to time be amended.

“Sign-On Grant Agreement” means the Grant Agreement dated August 11, 2014 by and between Corporation and Ravichandra Saligram, as amended.

“Stock Option Plan” means the amended and restated Stock Option Plan of the Corporation, as the same may from time to time be amended.

2. Payment Following Vesting — Sign-on Grant.

(a) In lieu of any payment under Section 6.1, solely with respect to the PSUs granted under the Sign-On Grant Agreement that had not yet vested as of June 30, 2017, including PSUs that vest pursuant to section 2(d) of Exhibit I of the Sign-On Grant Agreement after the original date for vesting of such PSUs, and PSUs referred to in Section 4.2 of the Plan in respect of such PSUs, and, if applicable, additional PSUs contemplated in Section 5.2 of the Plan in respect of such PSUs, and subject to Section 6.4 and Article 7 of the Plan, following vesting of any such PSU recorded in the Participant’s PSU Account (collectively, the “Sign-on PSUs”), the Corporation will pay the Participant a payment in an amount equal to the number of such Vested PSUs (the “Vested Sign-on PSUs”)

Appendix A-3

multiplied by the Fair Market Value of one Common Share as at the date of vesting, payable or to be satisfied, as determined by the Committee:

(i)	by a lump sum payment in cash, net of all Applicable Tax Withholdings; or
(ii)	subject to the rules, policies or requirements of any stock exchange on which the Common Shares are listed or quoted, by the issuance from treasury to the Participant of Common Shares in accordance with Appendix A Section 3.

(b) Subject to Section 6.4 of the Plan, notwithstanding the foregoing, if at the date of vesting of any Sign-on PSUs, the Participant or the Corporation may be in possession of undisclosed material information regarding the Corporation, or on such date of vesting, pursuant to any insider or securities trading policy of the Corporation, the ability of the Participant or the Corporation to trade in securities of the Corporation may be restricted, the Committee may, in its discretion, determine that the payment to be paid to the Participant in respect of any Vested Sign-on PSUs shall be an amount equal to the number of Vested Sign-on PSUs multiplied by the Fair Market Value of one Common Share as at such date (the “Valuation Date”), following the date of vesting, which is after the later of (i) the date on which the Participant or the Corporation is no longer in possession of material undisclosed information and (ii) the date on which the ability of the Participant or the Corporation to trade in securities of the Corporation is not restricted, as may be determined by the Committee.

(c) The Committee may, at the time of any award or grant of Sign-on PSUs under the Plan, or at any time thereafter, determine, subject to the provisions of Appendix A Sections 2(a) and 3(a), and without prejudice to the discretion of the Committee pursuant to Appendix A Section 3(g), or otherwise in the Plan, whether payment of the amount referred to in Appendix A Section 2(a) is to be paid or satisfied (i) as contemplated in Appendix A Section 2(a)(i) or (ii) as contemplated in Appendix A Section 2(a)(ii) and may from time to time after any such determination, change such determination.

(d) For greater certainty, and without limiting any other provisions of the Plan, including Section 9.9, the Corporation shall be entitled to withhold, or cause to be withheld, and deduct, or cause to be deducted, from the amount payable pursuant to Appendix A Section 2(a) an amount that the Corporation estimates is equal to Applicable Tax Withholdings in respect of such payment, prior to the determination of the amount of such Applicable Tax Withholding, and pay or satisfy the balance of such payment to be applied in accordance with Appendix A Section 2 or Appendix A Section 3, as applicable.

3. Issuance of Common Shares — Sign-on Grant.

(a) Notwithstanding Appendix A Section 2(a), and the other provisions of this Appendix A Section 3, no Common Shares shall be issued pursuant to this Appendix A Section 3, unless the number of Common Shares to be issued will not result in the restrictions referred to in Appendix A Section 3(i), (l) or (m) being contravened.

(b) Subject to Appendix A Section 3(a) and notwithstanding Section 6.2 of the Plan, the payment referred to in Appendix A Section 2(a)(ii), net of Applicable Tax Withholdings, is to be paid or satisfied by the application of the amount referred to in Appendix A Section 2(a)(ii), net of Applicable Tax Withholdings (the “Net Payment Amount”) to the subscription by the Participant for, and issuance by the Corporation to the Participant of, Common Shares at an issue price per share equal to the Fair Market Value of one Common Share as at the date of vesting (or, if Appendix A Section 2(b) is applicable, the Fair Market Value of one Common Share as at the Valuation Date determined pursuant to Appendix A Section 2(b)). The number of Common Shares to be so issued shall be equal to the whole number of Common Shares that is determined by dividing the Net Payment Amount by the Fair Market Value of one Common Share as contemplated in this Appendix A Section 3(b). Where dividing the Net Payment Amount by such Fair Market Value would otherwise result in a fraction of a Common Share potentially being required to be issued, the number of Common Shares to be issued shall be rounded down to the next whole number of Common Shares. No fractional Common Shares shall be issued and any fractional share entitlement will be satisfied by a cash payment to the

Appendix A-4

Participant in an amount equal to such fractional share entitlement multiplied by the Fair Market Value of one Common Share as contemplated in this Appendix A Section 3(b). Common Shares issued by the Corporation pursuant to this Appendix A Section 3 shall be considered fully paid in consideration of application of the Net Payment Amount, less any cash payment in respect of any fractional share entitlement as contemplated in this Appendix A Section 3(b), to the subscription by the Participant for Common Shares issued at an issue price equal to the Fair Market Value of one Common Share as contemplated in this Appendix A Section 3(b).

(c) Subject to the provisions of Appendix A Sections 3(a) and (b), Common Shares issued pursuant to this Appendix A Section 3 are to be issued in such manner, and to be held on such terms, as the Committee may from time to time determine or approve.

(d) Without limiting the generality of the foregoing, such manner, and terms, referred to in Appendix A Section 3(c) may (but need not) include providing for any requirements that may be applicable under any Applicable Laws, including any requirement that may restrict the transferability of any Common Shares issued pursuant to this Appendix A Section 3 and held by or on behalf of the Participant.

(e) Notwithstanding Appendix A Sections 3(c) and (d), unless the Committee otherwise determines, the Corporation will not be responsible for brokerage fees and other administration or transaction costs relating to the transfer, sale or other disposition of Common Shares held by or on behalf of the Participant that have been issued pursuant to Appendix A Section 3.

(f) Unless the Committee otherwise determines, Common Shares issued pursuant to this Appendix A Section 3 shall be issued to the Participant (or, if applicable, the Participant’s Beneficiary) and one or more certificates representing the Common Shares so issued shall be delivered to the Participant (or, if applicable, the Participant’s Beneficiary), or, if the Participant (or, if applicable, the Participant’s Beneficiary) may so direct, to the investment dealer for the Participant (or, if applicable, the Participant’s Beneficiary) as the Participant (or, if applicable, the Participant’s Beneficiary) may direct, which is acceptable to the Corporation, acting reasonably.

(g) Notwithstanding Appendix A Section 2(a) and the foregoing provisions of this Appendix A Section 3, the Committee may, in its discretion, determine that a payment referred to in Appendix A Section 2(a)(ii) shall not be paid or satisfied by the issuance of Common Shares, pursuant to this Appendix A Section 3, including, without limitation, if the Committee is not satisfied that such issuance will be exempt from all registration or qualification requirements of any applicable securities laws of Canada (including the provinces thereof) or of the United States of America (including the states thereof) or any other foreign jurisdiction and applicable by-laws, rules or regulations of any stock exchange on which the Common Shares may be listed or posted for trading. If the Committee makes such a determination, notwithstanding Appendix A Section 2(a), the payment required pursuant to Appendix A Section 2(a)(ii) shall be payable by a lump sum payment in cash, net of all Applicable Tax Withholdings.

(h) Notwithstanding the other provisions of this Appendix A Section 3, in the event Common Shares issued pursuant to this Appendix A Section 3 are to be held by any trustee, administrator, administrative agent or other person on behalf of any Participant, the trustee, administrator, administrative agent or other person will receive and hold such Common Shares as nominee and agent on behalf of the Participant, and such Common Shares, and distributions which may be received in respect thereof, shall be the property of the Participant and be held by such person as nominee and agent on behalf of the Participant as the Participant’s property, and subject to the Participant’s direction.

(i) The aggregate maximum number of Common Shares that may be issued pursuant to the Plan, is 150,000 Common Shares, subject to the adjustment of such maximum number by the Committee in connection with an event described in Section 4.3(a) of the Plan.

(j) The Board will reserve for allotment from time to time out of the authorized but unissued Common Shares sufficient Common Shares to provide for issuance of all Common Shares which are issuable under this Appendix A Section 3 and may from time to time reserve for allotment out of the unissued

Appendix A-5

Common Shares such number of Common Shares as the Committee may from time to time estimate or determine is the number of Common Shares that may be issued under this Appendix A Section 3.

(k) For greater certainty, nothing in the Plan shall be construed as to confer on the Participant any rights as a shareholder of the Corporation with respect to any Common Shares which may be reserved for issuance under this Appendix A Section 3. The Participant will only have rights as a shareholder of the Corporation with respect to Common Shares that are issued to the Participant pursuant to and in accordance with the provisions of this Appendix A Section 3.

(l) The number of Common Shares issuable to Insiders, at any time, pursuant to (i) the Plan, or (ii) any other Securities Compensation Arrangement, including (A) the Employee Performance Share Unit Plan, (B) the Senior Executive Performance Share Unit Plan and (C) the Stock Option Plan, cannot exceed 10% of the issued and outstanding Common Shares.

(m) The number of Common Shares issuable to Insiders, within any one year period, under the Plan, and (ii) any other Securities Compensation Arrangement, including (A) the Employee Performance Share Unit Plan, (B) the Senior Executive Performance Share Unit Plan and (C) the Stock Option Plan, cannot exceed 10% of the issued and outstanding Common Shares.

(n) For greater certainty, no Common Shares may be issued or reserved for issuance under the Plan to any non-employee director of the Corporation.

4. Death.

Notwithstanding Appendix A Section 2, and subject to Section 6.4 of the Plan, in respect of all Sign-on PSUs recorded in such Participant’s PSU Account as at the date of death that had vested as at the date of death, and all Sign-on PSUs recorded in the Participant’s PSU Account as at the date of death (and, if applicable, any PSUs referred to in Section 4.2 or Section 5.2 of the Plan credited to the Participant’s PSU Account after the date of death in relation to any Sign-on PSUs recorded in such Participant’s PSU Account as at the date of death) that vest after the date of death, the Participant will be entitled to receive a cash payment in an amount equal to the number of such Vested Sign-on PSUs multiplied by the Fair Market Value of one Common Share as at the date of vesting, subject to the provisions of Appendix A Section 2(b), payable by a lump sum payment in cash, net of all Applicable Tax Withholdings.

5. Legal Compliance.

The issuance of Common Shares pursuant to the provisions of Appendix A Section 3 shall be subject to compliance with Applicable Laws. The issuance of any Common Shares pursuant to the provisions of the Plan shall be subject to the requirement that, if at any time the Committee, or legal counsel to the Corporation, determines that the registration, listing or qualification of Common Shares to be issued pursuant to the provisions of the Plan upon any securities exchange or under any Canadian or foreign federal, state, provincial, local or other law, or the consent or approval of any governmental regulatory body, or securities exchange, is necessary or desirable as a condition of, or in connection with, the award of any Sign-on PSUs, the issuance of any Common Shares pursuant to Appendix A Section 3, or any transfer of Common Shares which may be held by or on behalf of a Participant, the Committee may, by notice to the Participant, impose a requirement that no Common Shares may be issued pursuant to Appendix A Section 3, or that no Common Shares which may be issued pursuant to Appendix A Section 3 in connection with any Sign-on PSUs may be sold or transferred, unless and until such registration, listing, qualification, consent or approval shall have been effected or obtained free of any condition not acceptable to the Committee. If Common Shares may not be issued pursuant to Appendix A Section 3 as provided in this Appendix A Section 5, then the payment required to be made pursuant to Appendix A Section 2 that is not satisfied by the issuance of Common Shares pursuant to Appendix A Section 3, shall be paid by a lump sum payment in cash, net of Applicable Tax Withholding. The Corporation may from time to time take such steps as the Committee may from time to time determine are necessary or desirable to restrict transferability of any Common Shares that may be issued pursuant to Appendix A Section 3, in order to ensure compliance with Applicable Laws, including the endorsement of a legend on any certificate

Appendix A-6

representing Common Shares so acquired or issued to the effect that the transferability of such Common Shares is restricted. Nothing herein shall be deemed to require the Corporation to take any action, or refrain from taking any action or to apply for or to obtain any registration, listing, qualification, consent or approval in order to comply with any condition of any law or regulation applicable to the issuance of any Common Shares under Appendix A Section 3.

6. Compliance with Income Tax Requirements.

(a) The Participant shall be responsible for reporting and paying all income and other taxes applicable to or payable in respect of transactions involving Common Shares issued pursuant to Appendix A Section 3 and held by any trustee, administrator, broker or other person on the Participant’s behalf, or distributions in respect thereof, including, without limitation, any taxes payable on (i) any transfer of the Common Shares held by or on behalf of Participant, (ii) distributions paid on Common Shares held by or on behalf of Participant, and (iii) the sale or other disposition of Common Shares held by or on behalf of the Participant.

(b) Without limiting the generality of Section 9.9(f) of the Plan, if the Board or Committee or any executive officer of the Corporation so determines, the Corporation shall have the right to require that any certificate representing Common Shares to which a Participant is entitled upon issuance of Common Shares pursuant to Appendix A Section 3 be delivered to the Corporation as security for the payment of any obligation contemplated in section 9.9 of the Plan.

7. Amendment, Suspension, Termination

(a)	Amendments to the Plan that affect the issuance or potential issuance of Common Shares from treasury, including, without limitation, amendments to Appendix A Section 3, must be approved by at least a majority of the Board.
(b)	Notwithstanding Section 9.11(d) of the Plan:
(i)	in the event that any Common Shares have been issued pursuant to Appendix A Section 3 and are held by or on behalf of a Participant and are subject to any terms or conditions determined or approved by the Committee pursuant to Appendix A Section 3, such terms or conditions shall survive termination of the Plan and continue in force and effect notwithstanding such termination; and
(ii)	the full powers of the Board and of the Committee as provided for in the Plan will survive the termination of the Plan until any Common Shares issued pursuant to Appendix A Section 3 that are held by or on behalf of a Participant which are subject to any terms or conditions determined or approved pursuant to Appendix A Section 3 are no longer subject to such terms or conditions.
(c)	Notwithstanding the foregoing, any amendment of the Plan to:
(i)	reduce the issue or purchase price for Common Shares issuable under the Plan;
(ii)	extend the term of any Sign-on PSUs held under the Plan where such Sign-on PSUs entitle or potentially entitle the holder to be issued Common Shares from treasury under the Plan;
(iii)	amend or remove the limits set out in Appendix A Sections 3(l) or (m);
(iv)	increase the maximum number of Common Shares issuable as set out in Appendix A Section 3(i) or (l);
(v)	permit non-employee directors to participate in the Plan and be entitled or potentially entitled to be issued Common Shares from treasury under the Plan;
(vi)	permit assignment or transfer of rights or interests under the Plan to be entitled or potentially entitled to be issued Common Shares from treasury under the Plan (subject to the right of a Participant to designate one or more Beneficiaries entitled to receive benefits under the Plan following the death of the Participant);

Appendix A-7

(vii)	amend this Appendix A Section 7(c); or
(viii)	amend other matters that require shareholder approval under the rules or policies of any stock exchange on which the Common Shares may be listed or posted for trading;

may not be made without approval of shareholders of the Corporation.

8. Other

All payments with respect to Sign-on PSUs that are governed by the Sign-On Grant Agreement are intended to be exempt from Section 409A as short term deferrals pursuant to Treasury Reg. Section 1.409A-1(b)(4). The Plan and the Sign-On Grant Agreement will be construed and administered accordingly. Consistent with the terms of the Plan, all payments with respect to Sign-on PSUs awarded under the Sign-On Grant Agreement will be made no later than the 15th day of the third month after the taxation year of the Corporation in which such Sign-on PSUs no longer are subject to a substantial risk of forfeiture.

Appendix A-8

Appendix B: 2013 PSU Plan

RITCHIE BROS. AUCTIONEERS INCORPORATED

PERFORMANCE SHARE UNIT PLAN

ARTICLE 1
PURPOSE

1.1 Purpose

The purposes of this Performance Share Unit Plan (the “Plan”) are to: (a) enhance the Corporation’s ability to provide longer term incentive compensation to Participants which is linked to performance of the Corporation and not dilutive to shareholders, (b) assist the Corporation in attracting, retaining and motivating the Participants; (c) provide incentives and motivation for Participants through equity-based incentives that link compensation with the value of the Corporation’s Common Shares; and (d) promote a closer alignment of interests between Participants and the shareholders of the Corporation by associating a portion of Participants’ compensation with the Corporation’s Common Share price or returns, or results achieved by the Corporation over the medium term, that promote and recognize the success and growth of the Corporation and assist in creating value for shareholders of the Corporation. This Plan is effective as of January 23, 2013.

ARTICLE 2
INTERPRETATION

2.1 Definitions

In and for the purposes of this Plan, except as otherwise expressly provided:

“Affiliate” means any corporation, partnership or other entity in which the Corporation, directly or indirectly, has a majority ownership interest.

“Applicable Laws” means all corporate, securities or other laws (whether Canadian or foreign, federal, provincial or state) applicable to the Corporation in relation to the implementation and administration of this Plan and the matters contemplated herein.

“Applicable Tax Withholdings” means any and all taxes and other source deductions or other amounts which the Corporation or any Affiliate is required by law to withhold or deduct in respect of any amount or amounts to be paid or credited under this Plan.

“Beneficiary” of any Participant means, subject to any Applicable Laws, an individual who, on the date of the Participant’s death, has been designated by the Participant to receive benefits payable under this Plan following the death of the Participant, either in a Grant Agreement or in such other form as may be approved for such purpose by the Committee or the Corporation, or, where no such designation is validly in effect at the time of death of a Participant, or if no such individual validly designated survives the Participant until payment of benefits payable under this Plan in respect of PSUs credited to the Participant’s PSU Account, the legal representative (an administrator, executor, committee or other like person) of the Participant.

“Board” means the board of directors of the Corporation.

“Board Guidelines” has the meaning defined in section 9.5.

“Business Day” means a day which is not a Saturday or Sunday or a day observed as a holiday under the laws of the Province of British Columbia.

Appendix B-1

“Cause” for the purposes of the Plan, notwithstanding the terms of any agreement between the Corporation or an Affiliate and any Participant, unless otherwise defined in the applicable Grant Agreement or Grant Letter in respect of any PSUs granted or awarded to any Participant, means the wilful and continued failure by a Participant to substantially perform, or otherwise properly carry out, the Participant’s duties on behalf of the Corporation or an Affiliate, or to follow, in any material respect, the lawful policies, procedures, instructions or directions of the Corporation or any applicable Affiliate (other than any such failure resulting from the Participant’s Disability or incapacity due to physical or mental illness), or the Participant wilfully or intentionally engaging in illegal or fraudulent conduct, financial impropriety, intentional dishonesty, breach of duty of loyalty or any similar intentional act which is materially injurious to the Corporation, or which may have the effect of materially injuring the reputation, business or business relationships of the Corporation or an Affiliate, or any other act or omission constituting cause for termination of employment without notice or pay in lieu of notice at common law. For the purposes of this definition, no act, or failure to act, on the part of a Participant shall be considered “wilful” unless done, or omitted to be done, by the Participant in bad faith and without reasonable belief that the Participant’s action or omissions were in, or not opposed to, the best interests of the Corporation and its Affiliates.

“Change of Control”, unless otherwise defined in the applicable Grant Agreement or Grant Letter in respect of any PSUs granted or awarded to any Participant, means the occurrence and any time after the date of adoption and implementation of this Plan of any of the following events:

(a)	a person, or group of persons acting jointly or in concert, acquiring or accumulating beneficial ownership of more than 50% of the Common Shares;
(b)	a person or group of persons acting jointly or in concert, holding or beneficially owning at least 25% of the Common Shares and being able to change the composition of the Board by having the person’s, or group of persons’ nominees elected as a majority of the Board; or
(c)	the arm’s length sale, transfer, liquidation or other disposition of all or substantially all of the assets of the Corporation, over a period of one year or less, in any manner whatsoever and whether in one transaction or in a series of transactions or by plan of arrangement.

“Committee” means the Compensation Committee and any committee of the Board which may subsequently be established or designated for this purpose and to which the Board delegates administration of this Plan, provided that if the Compensation Committee ceases to exist, without any successor committee coming into existence, “Committee” shall mean the Board.

“Committee Guidelines” has the meaning defined in section 9.6.

“Common Shares” means common shares in the capital of the Corporation. “Corporation” means Ritchie Bros. Auctioneers Incorporated.

“Disability” in respect of any Participant, for the purposes of this Plan, means any physical or mental incapacity of the Participant that prevents the Participant from substantially fulfilling the Participant’s duties and responsibilities on behalf of the Corporation, or, if applicable, an Affiliate, or the Participant, to a substantial degree, being unable, due to illness, disease, affliction, mental or physical disability or incapacity or similar cause, to fulfill the Participant’s duties and responsibilities as an employee of the Corporation or, if applicable, an Affiliate.

“Dividends” means ordinary course cash dividends which are declared and paid by the Corporation on the Common Shares (and, for greater certainty, “Dividends” will not include dividends which are payable in shares or securities or in assets other than cash but will, however, include dividends which may be declared in the ordinary course by the corporation on the Common Shares which are payable, at the option of a shareholder, either in cash or in shares or securities or in assets other than cash, reflecting the cash amount per Common Share of such dividend).

“Dividend Equivalents” has the meaning defined in section 4.2.

Appendix B-2

“Employed” with respect to a Participant, means that (a) the Participant is performing work at a workplace of the Corporation or an Affiliate, or elsewhere on behalf of and at the direction of the Corporation or an Affiliate, or (b) the Participant is not actively so performing such work due to a Period of Absence, and (c) has not been given, or received, a notice of termination of employment by the Corporation or an Affiliate. For greater certainty, a Participant shall not be considered “Employed” or otherwise an Employee during any Notice Period that arises upon the involuntary termination of the employment, whether for Cause or otherwise, of the Participant by the Corporation or an Affiliate, as applicable.

“Employee” means an employee of the Corporation or of any Affiliate.

“Fair Market Value” of a Common Share on any day means the volume weighted average price of the Common Shares reported by the New York Stock Exchange for the twenty trading days immediately preceding that day (or, if the Shares are not then listed and posted for trading on the New York Stock Exchange, on such other exchange or quotation system as may be selected for that purpose by the Committee), provided that if the Common Shares are not listed or posted on any exchange or quotation system, the Fair Market Value of the Common Shares will be the fair market value of the Common Shares as determined by the Committee, and provided that if the Fair Market Value as so determined is not denominated in United States currency, the “Fair Market Value” shall be the U.S. dollar equivalent of the Fair Market Value as herein otherwise determined.

“Grant Agreement” means an agreement between the Corporation and a Participant evidencing any PSUs granted or awarded, as contemplated in section 3.6, and “Grant Letter” means a letter issued to a Participant by the Corporation as contemplated in section 3.6, in each case together with such schedules, exhibits, amendments, deletions or changes thereto as are permitted under this Plan.

“Grant Date” for any PSUs means the effective date of the grant or award of such PSUs to a Participant under section 3.1.

“Income Tax Regulations” means regulations under the Income Tax Act (Canada).

“Notice Period”, in respect of any Participant whose employment is terminated by the Corporation (or an Affiliate), means such period, if any, as the Committee or an executive officer (other than the Participant) may in their discretion, designate as the period of notice required to be given to the Participant in respect of termination of his or her employment without Cause (and, for greater certainty, there is no obligation for uniformity of treatment of Participants, or any group of Participants, whether based on salary grade or organization level or otherwise).

“Participant” means an Employee who has been designated by the Board or Committee as eligible to participate in this Plan pursuant to section 3.1.

“Performance Period”, in respect of any PSU, except as the Committee may otherwise determine, means the period commencing on the first day of the calendar year in which PSU is granted or awarded and ending on such time as the Board or Committee may determine pursuant to sections 3.1 or 3.2, provided, however, that such period may be reduced or eliminated from time to time or at any time as determined by the Board or Committee. Except as may otherwise be determined by the Board or Committee, the Performance Period for any PSU granted, awarded or credited pursuant to section 4.2 or 5.2 shall be the same as the Performance Period of the PSU in respect of which such additional PSUs are granted, awarded or credited.

“Performance Share Unit” or “PSU” means one notional Common Share (without any of the attendant rights of a shareholder of such share, including the right to vote such share and the right to receive dividends thereon, except to the extent otherwise expressly provided herein) credited by bookkeeping entry to a notional account maintained for the Participant in accordance with this Plan.

“Performance Share Unit Account” or “PSU Account” means an account described in section 4.1.

Appendix B-3

“Period of Absence”, with respect to any Participant, means a period of time throughout which the Participant is on maternity or parental or other leave or absence approved by the Corporation (or, if applicable, an Affiliate) or required by law, or is experiencing a Disability.

“Retirement” of a Participant, unless otherwise defined in the applicable Grant Agreement or Grant Letter in respect of any PSUs granted or awarded to the Participant, means the retirement of the Participant when the Participant is not less than 55 years of age.

“Section 409A” means section 409A of the Internal Revenue Code of the United States of America, including the rules and authority thereunder.

“U.S. Participant” means a Participant that is a United States citizen, a resident of the United States of America (including the States and the District of Columbia and its territories and possessions and other areas subject to its jurisdiction) or is otherwise subject to taxation under the Internal Revenue Code of the United States of America, as amended, in respect of the Participant’s compensation from the Corporation or an Affiliate.

“Vested Performance Share Unit” and “Vested PSU” have the meanings defined in section 5.1.

“Vesting Period”, in respect of any PSU, except as the Committee may otherwise determine, means the period commencing on the effective date of the grant or award of such PSU and ending on such time as the Board or Committee may determine pursuant to sections 3.1 and 3.2, provided, however, that such period may be reduced or eliminated from time to time or at any time as determined by the Board or Committee. Except as may otherwise be determined by the Board or Committee, the Vesting Period for any PSU granted, awarded or credited pursuant to section 4.2 or 5.2 shall be the same as the Vesting Period of the PSU in respect of which such additional PSUs are granted, awarded or credited.

2.2 Interpretation

In and for the purposes of this Plan, except as otherwise expressly provided:

(a)	“this Plan” means this Performance Share Unit Plan as it may from time to time be modified, supplemented or amended and in effect;
(b)	all references in this Plan to a designated “Article”, “section” or other subdivision is to the designated Article, section or other subdivision of, this Plan;
(c)	the words “herein”, “hereof” and “hereunder” and other words of similar import refer to this Plan as a whole and not to any particular Article, section or other subdivision of this Plan;
(d)	the headings are for convenience only and do not form a part of this Plan and are not intended to interpret, define or limit the scope, extent or intent of this Plan or any provision hereof;
(e)	the singular of any term includes the plural, and vice versa, the use of any term is generally applicable to any gender and, where applicable, a body corporate, the word “or” is not exclusive and the word “including” is not limiting whether or not non limiting language is used;
(f)	any reference to a statute includes such statute and the regulations made pursuant thereto, with all amendments made thereto and in force from time to time, and any statute or regulations that may supplement or supersede statute or regulations; and
(g)	where the time for doing an act falls or expires on a day which is not a Business Day, the time for doing such act is extended to the next Business Day.

2.3 Governing Law

This Plan will be governed by and construed in accordance with the laws of the Province of British Columbia. The validity, construction and effect of this Plan, any rules and regulations relating

Appendix B-4

to this Plan, and any determination, designation, notice, election or other document contemplated herein shall be determined in accordance with the laws of the Province of British Columbia and the laws of Canada applicable therein.

2.4 Severability

If any provision or part of this Plan is determined to be void or unenforceable in whole or in part, such determination shall not affect the validity or enforcement of any other provision or part hereof.

2.5 Language

The Corporation and the Participants confirm their desire that this document along with all other documents including all notices relating hereto, be written in the English language. La Corporation et les participants confirment leur volonté que ce document de même que tous les documents, y compris tout avis, s’y rattachant soient rédigés en anglais.

2.6 Currency

Except where expressly provided otherwise, unless the Committee determines otherwise, all references in this Plan to currency and all payments to be made pursuant hereto shall be in U.S. currency. Unless the Committee otherwise determines, any currency conversion required to be made hereunder from United States dollars to a foreign currency, or vice versa, will be made at the Bank of Canada noon rate of exchange on the relevant day.

ARTICLE 3
ELIGIBILITY AND AWARDS

3.1 Eligibility and Grant of Awards

Subject to the terms and conditions of this Plan and any Board Guidelines or Committee Guidelines, the Board or Committee may from time to time while this Plan is in force;

(a)	determine the Employees who may participate in this Plan and designate any Employee as being a Participant under this Plan; and
(b)	award or grant PSUs to any Participant and determine the number or value of PSUs granted or awarded to each Participant, the vesting criteria and vesting period and other terms, conditions and provisions applicable to such award or grant or PSUs that are consistent with this Plan and that the Board or Committee in its discretion determines to be appropriate.

3.2 Terms and Conditions

Without limiting the generality of Section 3.1, subject to Section 6.2, for greater certainty, pursuant to Section 3.1 the Board and Committee have authority to determine, in their discretion, the Employees to whom PSUs may be awarded or granted, the number or value of PSUs that are awarded or granted to any Participant and the terms, conditions and provisions of any PSUs awarded or granted, including, without limitation, (i) the time and manner in which any PSU shall vest; (ii) applicable conditions and vesting provisions and Performance Period and Vesting Period (including any applicable performance criteria to be achieved by the Corporation (or the Corporation and Affiliates) or a class of Participants or by a particular Participant on an individual basis, within a Performance Period or Vesting Period or as the trigger for the end of a Performance Period or Vesting Period) applicable to any PSUs; (iii) any additional conditions with respect to payment or satisfaction of any PSUs following vesting of such PSUs; and (iv) any other terms and conditions as the Board or Committee may in its discretion determine.

In making such determination, the Board or Committee shall consider the timing of crediting PSUs to the Participant’s PSU Account and the vesting requirements applicable to such PSUs to endeavour to ensure that the crediting of the PSUs and the vesting requirements and payment to be made hereunder will not be subject to the “salary deferral arrangement” rules under the Income Tax Act (Canada) and any applicable provincial legislation.

Appendix B-5

3.3 Service Period

Awards of PSUs may be made to Participants in respect of services to be performed by the Participant in the current calendar year.

3.4 Awards at any Time

The Board or Committee may make awards of PSUs at any time and from time to time during any year while this Plan is in force, and such designations and awards need not be made at the same time or times in any year as in any other year.

3.5 Limitation on Rights

Except as expressly set out herein or in any Board Guidelines, Committee Guidelines or any Grant Agreement or Grant Letter, nothing in the Plan or in any of the Board Guidelines or Committee Guidelines or in any Grant Agreement or Grant Letter nor any action taken hereunder shall confer on any Employee or Participant any right to be awarded any PSUs or additional PSUs. Except as expressly set out herein or in any Board Guidelines or Committee Guidelines, there is no obligation for uniformity of treatment of Participants, or any group of Employees and the Board or Committee shall have authority, in their absolute discretion, to determine the Employees to whom PSUs are awarded and the number or value of PSUs awarded to any Participant, which may reflect such matters as the Board or Committee, in their absolute discretion, may consider. Any award of PSUs made to any Participant shall not obligate the Board or Committee to make any subsequent award to such Participant.

3.6 Grant Agreements and Grant Letters

Each award or grant of PSUs shall be evidenced by a written agreement (a “Grant Agreement”) between the Corporation and the Participant or a letter (a “Grant Letter”) issued to a Participant by the Corporation, or, if the Board or Committee so determines, all awards or grants of PSUs to any Participant in any calendar year, or other period of 12 consecutive months (or such longer period as may be determined by the Board or the Committee) may be evidenced by a Grant Agreement or Grant Letter, issued annually (or in such other frequency as the Board or Committee may determine), in each case in such form as may be prescribed, specified or approved by the Board or Committee. A Participant will not be entitled to any award of PSUs or any benefit of this Plan unless the Participant agrees with the Corporation to be bound by the provisions of this Plan. By entering into an agreement described in this Section 3.6, each Participant shall be deemed conclusively to have accepted and consented to all terms and conditions of this Plan and all actions or decisions made by the Board or the Committee or any person to whom the Committee may delegate administrative powers and duties hereunder, in relation to this Plan. The provisions of this Plan shall also apply to and be binding on Beneficiaries, other legal representatives, other beneficiaries and successors of each Participant. For greater certainty, no certificate shall be issued with respect to any PSUs.

3.7 Beneficiaries

A Participant may, by written notice or election delivered to the Corporate Secretary of the Corporation, in such form and executed and delivered in such manner as the Committee may from time to time determine, specify or approve (i) designate one or more individuals to receive the benefits payable under this Plan following the death of the Participant, and (ii) modify, alter, change or revoke any such designation, subject always to the provisions and requirements of applicable law. For greater certainty, the validity of such designation, or any such modification, alteration, change or revocation, will be subject to the laws of the jurisdiction of residence of the Participant.

3.8 No Right to Hold Office

This Plan shall not be interpreted as either an employment agreement or a trust agreement. Nothing in this Plan nor any Board Guidelines, Committee Guidelines nor any Grant Agreement or Grant Letter nor any election made pursuant to this Plan nor any action taken hereunder shall be construed as giving any Participant the right to be retained in the continued employ or service of the

Appendix B-6

Corporation or any of its Affiliates, or, except as expressly set out herein, confer on any Participant any right to be awarded any PSUs, or giving any Participant, any Beneficiary, any dependent or relation as may be designed by a Participant by testamentary instrument or otherwise, or any other person, the right to receive any benefits not specifically expressly provided in this Plan nor shall it interfere in any way with any other right of the Corporation or any Affiliate to terminate the employment or service of any Participant at any time or to increase or decrease the compensation of any Participant.

3.9 No Representations

(a)	The Corporation makes no representations or warranties to any Participant with respect to this Plan or PSUs. Participants are expressly advised that the value of any PSUs will, among other things, fluctuate with the trading price of Common Shares.
(b)	Participants agree to accept all risks associated with a decline in the market price of Common Shares and all other risks associated with the holding of PSUs.

3.10 No Restriction on Corporate Action

Nothing contained in this Plan shall be construed to prevent the Corporation from taking any corporate action which is determined by the Board or the Committee to be appropriate or in the best interests of the Corporation, whether or not such action would have an adverse effect on this Plan or any PSUs credited under this Plan and no Participant nor any other person shall have any claim against the Corporation as a result of any such action.

3.11 Compensation Programs

Neither the adoption of this Plan nor any Board Guidelines or Committee Guidelines nor the provisions of any Grant Agreement or Grant Letter nor any election made pursuant to this Plan nor any action taken hereunder shall be construed as any limitation on the power or authority of the Board or Committee, subject to Applicable Law, to (i) amend, modify, alter or suspend the compensation structure or programs of the Corporation for employees; or (ii) adopt any compensation structure or programs, whether in replacement of, or in substitution for any other compensation structure or program of the Corporation, for employees or otherwise, including the grant or awarding of any “restricted share units” or “performance share units” (whether on the same terms and conditions as set out herein or otherwise), either generally or only in specific cases.

3.12 No Awards Following Last Day of Active Employment

Without limiting the generality of section 3.5, in the event any Participant ceases to be Employed for any reason, notwithstanding any other provision hereof, and notwithstanding any provision of any employment agreement between any Participant and the Corporation or any Affiliate, such Participant shall not have the right to be awarded any additional PSUs, and shall not be awarded any PSUs pursuant to section 3.1 or section 4.2, after the last day of active employment of such Participant on which such Participant actually performs the duties of the Participant’s position, whether or not such Participant receives a lump sum payment of salary or other compensation in lieu of notice of termination, or continues to receive payment of salary, benefits or other remuneration for any period following such last day of active employment. Notwithstanding any other provision hereof, or any provision of any employment agreement between any Participant and the Corporation or any Affiliate, in no event will any Participant have any right to damages in respect of any loss of any right to be awarded PSUs pursuant to section 3.1 or section 4.2 after the last day of active employment of such Participant.

Appendix B-7

ARTICLE 4
PERFORMANCE SHARE UNIT ACCOUNTS

4.1 Performance Share Unit Accounts

A notional account will be established for each Participant, to reflect such Participant’s interest under this Plan. The account so established shall be (i) credited with the number of PSUs (including, if applicable, fractional PSUs) credited pursuant to section 3.1 and (ii) adjusted to reflect additional PSUs (including, if applicable, fractional PSUs) credited pursuant to section 4.2 or 5.2, and the cancellation of PSUs (including, if applicable, fractional PSUs) with respect to which payments are made pursuant to section 6.1 or which fail to vest as contemplated in Article 5 or Article 7. PSUs that fail to vest in a Participant pursuant to Article 5 or Article 7, or that are paid out to the Participant or the Participant’s Beneficiary or legal representatives, shall be cancelled and cease to be recorded in the Participant’s PSU Account as of the date on which such PSUs are forfeited or cancelled under this Plan or are paid out, as the case may be. Each such account shall be established and maintained for bookkeeping purposes only. Neither this Plan nor any of the accounts established hereunder shall hold any actual funds or assets.

4.2 Dividend Equivalents

The PSU Account of each Participant will be credited with additional PSUs (including, if applicable, fractional PSUs) (“Dividend Equivalents”) on each dividend payment date in respect of which Dividends are paid by the Corporation on the Common Shares. Such Dividend Equivalents will be computed by dividing: (i) the product obtained by multiplying the amount of the Dividend declared and paid by the Corporation on the Common Shares on a per share basis by the number of PSUs recorded in the Participant’s PSU account on the record date for the payment of such Dividend, by (ii) the Fair Market Value of a Common Share on the date the Dividend is paid by the Corporation, with fractional PSUs calculated and rounded to two decimal places. Notwithstanding the foregoing, no additional PSUs shall be credited to the account of one or more Participants pursuant to this section 4.2 from and after the date on which the Participant ceases to be Employed.

4.3 Reorganization Adjustments

(a)	In the event of any declaration of any stock dividend payable in securities (other than a dividend which may be paid in cash or in securities at the option of the holder of Common Shares), or any subdivision or consolidation of Common Shares, reclassification or conversion of Common Shares, or any combination or exchange of securities, merger, consolidation, recapitalization, amalgamation, plan of arrangement, reorganization, spin off involving the Corporation or other distribution (other than normal course cash dividends) of Corporation assets to holders of Common Shares or any other similar corporate transaction or event, which the Committee determines affects the Common Shares such that an adjustment is appropriate to prevent dilution or enlargement of the rights of Participants under this Plan, then, subject to any relevant resolutions of the Board (if required in the opinion of the Corporation’s counsel) the Committee, in its sole discretion, and without liability to any person, shall make such equitable changes or adjustments, if any, as it considers appropriate, in such manner as the Committee may consider equitable, to reflect such change or event including, without limitation, adjusting the number of PSUs outstanding under this Plan, provided that the value of the PSUs credited to a Participant’s PSU Account immediately after such an adjustment shall not exceed the value of the PSUs credited to such account immediately prior thereto.
(b)	The Corporation shall give notice to each Participant in the manner determined, specified or approved by the Committee of any change or adjustment made pursuant to this section and, upon such notice, such adjustment shall be conclusive and binding for all purposes.
(c)	The Committee may from time to time adopt rules, regulations, policies, guidelines or conditions with respect to the exercise of the power or authority to make changes or adjustments pursuant to section 4.3(a). The Committee, in making any determination with respect to changes or adjustments pursuant to section 4.3(a), shall be entitled to impose such conditions as it

Appendix B-8

considers or determines necessary in the circumstances, including conditions with respect to satisfaction or payment of all applicable taxes (including, but not limited to, withholding taxes).
(d)	The existence of outstanding PSUs shall not affect in any way the right or power and authority of the Corporation or its shareholders to make or authorize any alteration, recapitalization, reorganization or any other change in the Corporation’s capital structure or its business or any merger, amalgamation, combination or consolidation of or involving the Corporation, or to create or issue any bonds, debentures, shares or other securities of the Corporation, or the rights and conditions attaching thereto, or to amend the terms and conditions or rights and restrictions thereof (ranking ahead of the Common Shares or otherwise), or any right thereto, or to effect the dissolution or liquidation of the Corporation or any sale or transfer of all or any part of its assets or business or any other corporate act or proceeding, whether of a similar nature or character or otherwise.

ARTICLE 5
VESTING

5.1 Vesting General

Subject to section 5.3 and section 7.8, unless the Board or Committee otherwise determines, all PSUs awarded pursuant to section 3.1 to any Participant shall vest at the time and in the manner determined by the Board or Committee at the time of the award or grant and shall be set out in (or in a Schedule or Exhibit to) the Grant Agreement or Grant Letter evidencing the award of such PSUs, provided that, subject to the provisions of Article 7, such Participant remains Employed by the Corporation or an Affiliate at the expiry of the Vesting Period applicable to such PSUs. For greater certainty, PSUs that have been granted or awarded to a Participant and which do not vest in accordance with this Article 5 or Article 7, as applicable, shall be forfeited by the Participant and the Participant will have no further right, title or interest in such PSUs and shall have no right to receive any cash payment with respect to any PSU that does not become a vested PSU. All PSUs referred to in section 4.2 shall vest at the time when the PSUs in respect of which such Dividend Equivalents were credited vest. Except where the context requires otherwise, each PSU which vests pursuant to this section 5.1 or section 7.8 (and each additional PSU which may be granted or credited pursuant to section 5.2 which vests pursuant to section 5.2 or section 7.8) shall be referred to as a “Vested Performance Share Unit” or “Vested PSU” and collectively as “Vested Performance Share Units” or “Vested PSUs”.

5.2 Vesting of Additional PSUs

If determined pursuant to section 3.1 in connection with any award or grant of PSUs and set out in (or in a Schedule or Exhibit to) the Grant Agreement or Grant Letter evidencing the award of such PSUs, additional PSUs may be awarded or granted to a Participant, or a Participant may be entitled to be credited with additional PSUs, following the end of any performance period determined pursuant to section 3.1 in relation to any PSUs or at the time of vesting of any PSUs granted or awarded pursuant to section 3.1, which additional PSUs shall be fully vested when granted, unless otherwise determined by the Board or Committee.

5.3 Waiver of Vesting Criteria

Subject to section 6.4, the Board or Committee may, in its discretion, waive any restrictions with respect to vesting criteria, conditions, limitations or restrictions with respect to any PSUs granted or awarded to any Participant (including reducing or eliminating any Performance Period or Vesting Period originally determined) and may, in its discretion, at any time permit the acceleration of vesting of any or all PSUs or determine that any PSU has vested, in whole or in part, all in such manner and on such terms as may be approved by the Board or Committee, where in the opinion of the Board or Committee it is reasonable to do so and does not prejudice the rights of the Participant under the Plan.

Appendix B-9

ARTICLE 6
PAYMENT FOLLOWING VESTING

6.1 Payment Following Vesting

Subject to Article 7, following vesting of any PSU recorded in any Participant’s PSU Account, the Corporation will pay the Participant a cash payment in an amount equal to the number of such Vested PSUs multiplied by the Fair Market Value of one Common Share as at the date of vesting, payable by a lump sum payment in cash, net of all Applicable Tax. Notwithstanding the foregoing, if at the date of vesting of any PSUs, a Participant or the Corporation may be in possession of undisclosed material information regarding the Corporation, or on such date of vesting, pursuant to any insider or securities trading policy of the Corporation, the ability of a Participant or the Corporation to trade in securities of the Corporation may be restricted, the Committee may, in its discretion, determine that the cash payment to be paid to any Participant in respect of any Vested PSUs shall be an amount equal to the number of Vested PSUs multiplied by the Fair Market Value of one Common Share as at such date, following the date of vesting, which is after the later of (i) the date on which the Participant or the Corporation is no longer in possession of material undisclosed information and (ii) the date on which the ability of the Participant or the Corporation to trade in securities of the Corporation is not restricted, as may be determined by the Committee.

6.2 Restriction

For greater certainty, no terms or conditions determined by the Board or the Committee pursuant to section 3.1 or 3.2 may have the effect of causing payment of the value of a PSU to a Participant, or the personal representatives of a Participant, after December 31 of the third calendar year following the calendar year in respect of which such PSU (or, in the case of any additional PSU credited pursuant to section 4.2 or section 5.2, the PSU in respect of which such additional PSU was credited) was granted or awarded.

6.3 Time of Payment

Subject to section 6.2, amounts payable pursuant to section 6.1 will be paid as soon as practicable following the end of the month in which the PSUs vest after the Corporation has determined the number of PSUs that have vested. Notwithstanding the foregoing, if payment of any amount pursuant to this section 6.3 would otherwise occur at any time during which a Participant may be in possession of undisclosed material information regarding the Corporation, or at any time during which, pursuant to any insider or securities trading policy of the Corporation, the ability of a Participant to trade in securities of the Corporation may be restricted, unless the Committee otherwise determines, payment will be postponed to the date which is five days after the later of (i) the date on which the Participant is no longer in possession of material undisclosed information or (ii) the date on which the ability of the Participant to trade in securities of the Corporation is not restricted.

6.4 U.S. Participants

(a)	It is intended that this Plan, and PSUs granted hereunder, and payments made pursuant to this Plan, shall comply with, or qualify for an exemption from, the requirements of Section 409A and shall be construed consistently therewith and interpreted in a manner consistent with that intention.
(b)	Subject to section 6.4(c), the Committee will not, pursuant to section 5.3, waive any restrictions with respect to vesting criteria, limitations or restrictions in respect of any PSUs granted to any U.S. Participant that, absent such waiver, would not vest prior to the Participant ceasing to be an Employee, where, to the knowledge of the Committee, absent such waiver, this Plan, the PSUs granted to any U.S. Participant, and any payment to be made pursuant to this Plan in respect thereof, would comply with, or qualify for an exemption from, the requirements of Section 409A, but would not, as a result of such waiver comply with, or qualify for an exemption from, the requirements of Section 409A.

Appendix B-10

(c)	Notwithstanding the foregoing, or any other provision of this Plan, and without limiting the generality of section 9.7(b), the Corporation and its Affiliates make no undertaking to preclude Section 409A from applying to this Plan or any PSUs granted hereunder, and none of the Corporation, any of its Affiliates, the Board, the Committee, nor any member thereof, nor any officer, employee or other representative of the Corporation or any Affiliate shall have any liability to any U.S. Participant, or any Beneficiary or other person, if any PSU that is intended to be exempt from, or compliant with, Section 409A is not so exempt or compliant, or for any action taken by the Committee pursuant to the provisions of this Plan, including, without limitation, sections 5.3 and 6.1, and have no liability to any Participant for any taxes, interest or penalties resulting from any non-compliance with the requirements of Section 409A, and without limiting the generality of section 9.9, U.S. Participants (and their Beneficiaries and legal representatives) shall at all times be solely responsible for payment of all taxes, interest and penalties under Section 409A or as a result of any non-compliance with the requirements of Section 409A.
(d)	All payments under the Plan to a U.S. Participant in respect of any PSUs granted to a U.S. Participant will be made no later than the 15th day of the third month after the taxation year of the Corporation in which such PSUs vest.

ARTICLE 7
TERMINATION OR CHANGE OF CONTROL

7.1 Termination Without Cause

Except as otherwise determined by the Board or Committee from time to time, in their sole discretion, in the event of the termination by the Corporation or an Affiliate of a Participant’s employment with the Corporation or an Affiliate other than for Cause, including termination by the Corporation or an Affiliate of the Corporation of a Participant’s employment (i) following the making of a declaration of a court of competent jurisdiction that the Participant is incapable of managing the Participant’s own affairs by reason of mental infirmity or the appointment of a committee to manage such Participant’s affairs, or (ii) following the Participant becoming substantially unable, by reason of a condition of physical or mental health, for a period of three consecutive months or more, or at different times for more than six months in any one calendar year, to perform the duties of the Participant’s position, all unvested Performance Share Units recorded in such Participant’s PSU Account shall continue to vest as contemplated in this Plan and:

(a)	the Participant will be entitled to receive payment pursuant to the provisions of Article 6 in respect of all PSUs recorded in such Participant’s PSU Account as at the last day of active employment of such Participant that had vested as at the last day of active employment of such Participant; and
(b)	the Participant will be entitled to receive payment pursuant to the provisions of Article 6 in respect of all PSUs recorded in the Participant’s PSU Account as at the last day of active employment of the Participant (and, if applicable, any PSUs referred to in section 5.2 credited to the Participant’s PSU Account after such last day of active employment in relation to any PSUs recorded in such Participant’s PSU Account as at such last day of active employment) that vest after the last day of active employment of such Participant, provided that the payment provided pursuant to section 6.1 shall be prorated to reflect the percentage of the Vesting Period which the period, commencing on the Grant Date and ending on the last day of active employment of such Participant, bears to the Vesting Period.

For purposes of the calculation in section 7.1(b), if the last day of active employment occurs other than on the last day of any month, it shall be deemed to have occurred as of the last day of the month during which the last day of active employment occurred. In addition, as contemplated in section 7.6, except as may be otherwise determined by the Board or the Committee, any Period of Absence during any Vesting Period, prior to the date of termination of the Participant’s employment with the Corporation or an Affiliate, shall be considered as active employment for the purposes of section 7.1(b).

Appendix B-11

7.2 Termination with Cause

Except as otherwise determined by the Board or Committee from time to time, in their sole discretion, in the event of the termination by the Corporation or an Affiliate of a Participant’s employment for Cause:

(a)	the Participant will be entitled to receive payment pursuant to the provisions of Article 6 in respect of all PSUs recorded in such Participant’s PSU Account as at the last day of active employment of such Participant that had vested as at the last day of active employment of such Participant; and
(b)	all PSUs recorded in the Participant’s PSU Account as at the last day of active employment of such Participant that had not vested prior to the last day of active employment of such Participant shall not vest and shall be forfeited and cancelled without payment.

7.3 Resignation

Except as otherwise determined by the Board or Committee from time to time, in their sole discretion, in the event of the voluntary termination by any Participant of such Participant’s employment with the Corporation or an Affiliate other than as a result of the retirement of the Participant in accordance with the normal retirement policy of the Corporation (or, if applicable, an Affiliate):

(a)	the Participant will be entitled to receive payment pursuant to the provisions of Article 6 in respect of all PSUs recorded in such Participant’s PSU Account as at the last day of active employment of such Participant that had vested as at the last day of active employment of such Participant; and
(b)	all PSUs recorded in the Participant’s PSU Account as at the last day of active employment of such Participant that had not vested prior to the last day of active employment of such Participant shall not vest and shall be forfeited and cancelled without payment.

7.4 Retirement

Except as otherwise determined by the Board or Committee from time to time, in their sole discretion, in the event of the termination by any Participant of such Participant’s employment with the Corporation or an Affiliate as a result of the Retirement of the Participant, all unvested PSUs recorded in the Participant’s PSU Account shall continue to vest as contemplated in this Plan and:

(a)	the Participant will be entitled to receive payment pursuant to the provisions of Article 6 in respect of all PSUs recorded in such Participant’s PSU Account as at the last day of active employment of such Participant that had vested as at the last day of active employment of such Participant; and
(b)	the Participant will be entitled to receive payment pursuant to the provisions of Article 6 in respect of all PSUs recorded in the Participant’s PSU Account as at the last day of active employment of the Participant (and, if applicable, any PSUs referred to in section 4.2 or section 5.2 credited to the Participant’s PSU Account after such last day of active employment in relation to any PSUs recorded in such Participant’s PSU Account as at such last day of active employment) that vest after the last day of active employment of such Participant.

7.5 Death

Except as otherwise determined by the Board or Committee from time to time, in its sole discretion, in the event of termination of a Participant’s employment with the Corporation or an Affiliate as a result of the death of the Participant, all unvested PSUs recorded in the Participant’s PSU Account shall continue to vest as contemplated in this Plan and:

(a)	the Beneficiary or legal representatives of the Participant will be entitled to receive payment pursuant to the provision of Article 6 in respect of all PSUs recorded in such Participant’s PSU Account as at the date of death that had vested as at the date of death; and

Appendix B-12

(b)	the Beneficiary or legal representative of the Participant will be entitled to receive payment pursuant to the provisions of Article 6 in respect of all PSUs recorded in the Participant’s PSU Account as at the date of death (and, if applicable, any PSUs referred to in section 4.2 or section 5.2 credited to the Participant’s PSU Account after the date of death in relation to any PSUs recorded in such Participant’s PSU Account as at the date of death) that vest after the date of death.

7.6 Periods of Absence

Except as otherwise determined by the Board or Committee from time to time, in their sole discretion, in the event that during any Vesting Period for any unvested PSUs recorded in any Participant’s PSU Account a Participant experiences one or more Periods of Absence, whether or not the Participant receives salary from the Corporation or an Affiliate during such Period of Absence, subject to the provisions of section 7.1, 7.2, 7.3, 7.4, 7.5 or 7.7, any Period of Absence during any Vesting Period shall be considered as active employment for the purposes of Article 6 and this Article 7, and all unvested PSUs recorded in such Participant’s PSU Account shall continue to vest as contemplated in this Plan and the Participant will be entitled to receive payment pursuant to the provisions of Article 6 in respect of all PSUs recorded in the Participant’s PSU Account that vest as provided in the Plan.

7.7 Transfer of Employment

A Participant ceasing to be an employee of the Corporation or of an Affiliate shall not be considered a termination of employment for the purposes of this Plan so long as the Participant continues to be an employee of the Corporation or of an Affiliate.

7.8 Change of Control

In the event of a Change of Control:

(a)	each Participant will be entitled to receive payment pursuant to the provisions of Article 6 in respect of all Vested PSUs recorded in the Participant’s PSU Account as at the date of such Change of Control (before giving effect to section 7.8(b)) and
(b)	notwithstanding section 5.1 or any determination made pursuant to section 5.2, all PSUs recorded in the PSU Account of each Participant as at the date of the Change of Control shall vest as at such date and the provisions of Article 6 shall not apply in respect of such PSUs and the Corporation will pay to such Participant a cash payment in the amount equal to the number of such Vested PSUs multiplied by the price or value at which a Common Share is valued for the purposes of the transaction or series of transactions giving rise to or constituting the Change of Control, as bona fide determined by the Committee, or if there is no such transaction or transactions, the Fair Market Value of one Common Share as at the date of vesting, payable by a lump sum payment in cash, net of all Applicable Tax Withholdings, directly to the Participants, within 30 days of the date of the Change of Control.

For greater certainty, in the event that the vesting criteria in respect of any PSUs that have not vested as at the date of a Change of Control include provisions for the possible vesting of greater than 100% of the number of PSUs awarded in certain circumstances, unless the Committee otherwise determines, the number of PSUs vesting pursuant to section 7.8(b) will be limited to 100% of the number of unvested PSUs recorded in the PSU Account of each Participant as at the date of the Change of Control.

Appendix B-13

ARTICLE 8
NO RIGHTS AS SHAREHOLDER

8.1 No Rights as holder of Common Shares

For greater certainty, nothing in this Plan, the Board Guidelines, the Committee Guidelines, any Grant Agreement or Grant Letter, nor any election made pursuant to this Plan nor any action taken hereunder shall confer on any Participant any claim or right to be issued Common Shares, on account of PSUs credited to the Participant’s PSU Account or otherwise, and under no circumstances will PSUs confer on any Participant any of the rights or privileges of a holder of Common Shares including, without limitation, the right to exercise any voting rights, dividend entitlement, rights of liquidation or other rights attaching to ownership of Common Shares. For greater certainty, unless the Board or Committee otherwise determines, the PSUs shall not be considered equivalent to Common Shares for purposes of determining whether a Participant is complying with or satisfying any share ownership guidelines that may be adopted by the Board or any committee of the Board from time to time.

ARTICLE 9
ADMINISTRATION OF PLAN

9.1 Administration

Unless otherwise determined by the Board or as otherwise specified herein:

(a)	this Plan will be administered by the Committee; and
(b)	subject to section 6.2, the Committee will have full power and authority to administer this Plan and exercise all the powers and authorities granted to it under this Plan or which it, in its discretion, considers necessary or desirable in the administration of this Plan, including, but not limited to, the authority to:
(i)	construe and interpret any provision hereof and decide all questions of fact arising in connection with such construction and interpretation; and
(ii)	make such determinations and take all steps and actions as may be directed or permitted by this Plan and take such actions or steps in connection with the administration of this Plan as the Committee, in its discretion, may consider or determine are necessary or desirable.

9.2 Delegation

(a)	The Committee, in its discretion, may delegate or sub-delegate to the Corporation, any director, officer or employee of the Corporation or any third party service provider which may be retained from time to time by the Corporation, such powers and authorities to administer this Plan and powers and authorities and responsibilities in connection with the administration of this Plan or administrative functions under this Plan and to act on behalf of the Committee and in accordance with the determinations of the Committee and Committee Guidelines to administer this Plan and implement decisions of the Committee and the Board as the Committee may consider desirable and determine the scope of such delegation or sub-delegation in its discretion.
(b)	Subject to the power and authority of the Board or Committee as set out herein, and any Board Guidelines or Committee Guidelines from time to time established and in effect, the executive officers of the Corporation shall have power and authority to administer this Plan, under the authority of the Committee, as its delegate, and have power to make recommendations to the Committee in the exercise of its powers and authority hereunder.

9.3 Employment of Agents

The Corporation may from time to time employ persons to render advice with respect to this Plan and appoint or engage accountants, lawyers or other agents, including any third party service provider or personnel it may consider necessary or desirable for the proper administration of this

Appendix B-14

Plan. Without limiting the generality of the foregoing, the Corporation may appoint or engage any administrator or administrative agent as the Committee may approve from time to time to assist in the administration of this Plan and to provide record keeping, statement distribution and communication support for this Plan.

9.4 Record Keeping

The Corporation shall keep, or cause to be kept, accurate records of all transactions hereunder in respect of Participants and PSUs credited to any Participant’s PSU Account. The Corporation may periodically make or cause to be made appropriate reports to each Participant concerning the status of the Participant’s PSU Account in such manner as the Committee may determine or approve and including such matters as the Committee may determine or approve from time or as otherwise may be required by Applicable Laws.

9.5 Board Guidelines

The Board, in its discretion, may from time to time adopt, establish, approve, amend, suspend, rescind, repeal or waive such rules, regulations, policies, guidelines and conditions (“Board Guidelines”) in relation to the administration of this Plan as the Board, in its discretion, may determine are desirable, within any limits, if applicable, imposed under Applicable Laws.

9.6 Committee Guidelines

Subject to the exercise by the Board of the powers and authority of the Board as set out herein, and the Board Guidelines from time to time established and in effect, the Committee may from time to time adopt, establish, amend, suspend, rescind or waive such rules, regulations, policies, guidelines and conditions (“Committee Guidelines”) for the administration of this Plan, including prescribing, specifying or approving forms or documents relating to this Plan, as the Committee, in its discretion, may determine are desirable, within any limits, if applicable, imposed under Applicable Laws, including, without limitation, in order to comply with the requirements of this Plan or any Board Guidelines or in order to conform to any law or regulation or to any change in any law or regulation applicable to this Plan.

9.7 Interpretation and Liability

(a)	Any questions arising as to the interpretation and administration of this Plan may be determined by the Committee. Absent manifest error, the Committee’s interpretation of this Plan, and any determination or decision by the Board or the Committee and all actions taken by the Board or the Committee or any person to whom the Committee may delegate administrative duties and powers hereunder, pursuant to the powers vested in them, shall be conclusive and binding on all parties concerned, including the Corporation and each Participant and his or her Beneficiaries and legal representatives. The Committee may correct any defect, supply any omission or reconcile any inconsistency in this Plan in such manner and to such extent as the Committee may determine is necessary or advisable. The Committee may as to all questions of accounting rely conclusively upon any determinations made by the auditors or accountants of the Corporation.
(b)	Neither the Board, the Committee, nor any member thereof, nor any officer, employee or other representative of the Corporation, nor any third party service provider which may be retained from time to time by the Corporation in connection with the administration of this Plan or administrative functions under this Plan, nor any officer, employee, agent or other representative of any such service provider, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with this Plan and the Board, the Committee, their members and the officers and employees and agents and other representatives of the Corporation and any such third party service provider (and any agents or nominees thereof) shall be entitled to indemnification by the Corporation in respect of any claim, loss, damage or expense (including legal fees and disbursements) arising therefrom to the fullest extent permitted by laws.

Appendix B-15

9.8 Legal Compliance

(a)	The administration of this Plan, including, without limitation, crediting of PSUs and payment or satisfaction of PSUs, shall be subject to compliance with Applicable Laws.
(b)	Without limiting the generality of the foregoing or any other provision hereof, the Corporation may require such documentation or information from Participants, and take such actions (including disclosing or providing such documentation or information to others), as the Committee or any executive officer of the Corporation may from time to time determine are necessary or desirable to ensure compliance with all applicable laws and legal requirements, including all Applicable Laws and any applicable provisions of the Income Tax Act (Canada), the United States Internal Revenue Code of the United States of America and the rules and authority thereunder, or income tax legislation of any other jurisdiction, as the same may from time to time be amended, the terms of this Plan and any agreement, indenture or other instrument to which the Corporation is subject or is a party.
(c)	Each Participant shall acknowledge and agree (and shall be conclusively deemed to have so acknowledged and agreed by executing any Grant Agreement or Grant Letter) that the Participant will, at all times, act in strict compliance with Applicable Laws and all other rules and policies of the Corporation, including any insider trading policy of the Corporation in effect at the relevant time, applicable to the Participant in connection with this Plan and will furnish to the Corporation all information and documentation or undertakings as may be required to permit compliance with Applicable Laws.
(d)	Without limiting the generality of the foregoing, to the extent possible, Applicable Laws may impose reporting or other obligations on the Corporation or Participants in relation to this Plan, which requirements may, for example, require the Corporation or Participants to identify holders of PSUs, or report the interest of Participants in PSUs. In addition, to assist Participants with their reporting obligations and to communicate information about awards to the market, the Corporation may (but shall not be obliged to) disclose the existence and material terms of this Plan and PSUs credited hereunder in information circulars or other publicly filed documents and file issuer grant reports in respect of awards of PSUs pursuant to insider reporting requirements under Applicable Laws.
(e)	Each Participant shall provide the Corporation with all information (including personal information) and undertakings as may be required in connection with the administration of this Plan and compliance with Applicable Laws and applicable provisions of income tax laws. The Corporation may from time to time disclose or provide access to such information to any administrator or administrative agent or other third party service provider that may be retained from time to time by the Corporation, in connection with the administration of this Plan or administrative functions under this Plan and, by participating in this Plan, each Participant acknowledges, agrees and consents to information being disclosed or provided to others as contemplated in this section 9.8.

9.9 Compliance with Income Tax Requirements

(a)	In taking any action hereunder, or in relation to any rights hereunder, the Corporation and each Participant shall comply with all provisions and requirements of any income tax legislation or regulations of any jurisdiction which may be applicable to the Corporation or Participant, as the case may be.
(b)	The Corporation and, if applicable, Affiliates, may withhold, or cause to be withheld, and deduct, or cause to be deducted, from any payment to be made under this Plan, or any other amount payable to a Participant, a sufficient amount to cover withholding of any taxes required to be withheld by any Canadian or foreign federal, provincial, state or local taxing authorities or other amounts required by law to be withheld in relation to awards and payments contemplated in this Plan.

Appendix B-16

(c)	The Corporation may adopt and apply such rules and requirements and may take such other action as the Board or Committee may consider necessary, desirable or advisable to enable the Corporation and Affiliates and any third party service provider (and their agents and nominees) and any Participant to comply with all federal, provincial, foreign, state or local laws and obligations relating to the withholding of tax or other levies or compensation and pay or satisfy obligations relating to the withholding or other tax obligations in relation to PSUs (including Dividend Equivalents), distributions or payments contemplated under this Plan.
(d)	Each Participant (or the Participant’s Beneficiary or legal representatives) shall bear any and all income or other tax imposed on amounts paid or distributed to the Participant (or the Participant’s Beneficiary or legal representatives) under this Plan. Each Participant (or the Participant’s Beneficiary or legal representatives) shall be responsible for reporting and paying all income and other taxes applicable to or payable in respect of PSUs credited to the Participant’s PSU Account (including PSUs credited as Dividend Equivalents).
(e)	Notwithstanding any other provision of this Plan, any Board Guidelines or Committee Guidelines or any Grant Agreement or Grant Letter or any election made pursuant to this Plan, the Corporation does not assume any responsibility for the income or other tax consequences for Participants under this Plan or in respect of amounts paid to any Participant (or the Participant’s Beneficiary or legal representatives) under this Plan.
(f)	If the Board or Committee or any executive officer of the Corporation so determines, the Corporation shall have the right to require, prior to making any payment under this Plan, payment by the recipient of the excess of any applicable Canadian or foreign federal, provincial, state, local or other taxes over any amounts withheld by the Corporation, in order to satisfy the tax obligations in respect of any payment under this Plan.
(g)	If the Corporation does not withhold from any payment, or require payment of an amount by a recipient, sufficient to satisfy all income tax obligations, the Participant (or the Participant’s Beneficiary or legal representatives) shall make reimbursement, on demand, in cash, of any amount paid by the Corporation in satisfaction of any tax obligation.
(h)	The obligations of the Corporation to make any payment under this Plan shall be subject to currency or other restrictions imposed by any government or under any applicable laws.

9.10 Unfunded Obligation

The obligation to make payments that may be required to be made under this Plan will be an unfunded and unsecured obligation of the Corporation. This Plan, or any provision hereunder, shall not create (or be construed to create) any trust or other obligation to fund or secure amounts payable under this Plan in whole or in part and shall not establish any fiduciary relationship between the Corporation (or the Board, the Committee, or any other person) and any Participant or any other person. Any liability of the Corporation to any Participant with respect to any payment required to be made under this Plan shall constitute a general, unfunded, unsecured obligation, payable solely out of the general assets of the Corporation, and no term or provision in this Plan, the Board Guidelines, the Committee Guidelines nor any Grant Agreement or Grant Letter nor any election made pursuant to this Plan nor any action taken hereunder shall be construed to give any person any security, interest, lien or claim against any specific asset of the Corporation. To the extent any person, including a Participant, holds any rights under this Plan, such rights shall be no greater than the rights of an unsecured general creditor of the Corporation.

9.11 Amendment, Suspension, Termination

(a)	Subject to sections 6.3, 6.4 and 9.11(b), the Board or Committee may from time to time amend this Plan in any manner without the consent or approval of any Participant. For greater certainty, without limiting the generality of the foregoing, the Board or Committee may amend this Plan as they consider necessary or appropriate to ensure this Plan continues to comply with Section 409A and the guidance thereunder. Notwithstanding any other provision of this Plan, no consent to any amendment, suspension or termination of this Plan that adversely affects PSUs previously

Appendix B-17

credited to a U.S. Participant under Section 409A shall be required if such amendment, suspension or termination is considered by the Committee, on the advice of counsel, to be necessary or desirable to avoid adverse U.S. tax consequences to the U.S. Participant. No provisions of this Plan nor amendment to this Plan may permit the acceleration of payments under this Plan to any U.S. Participant contrary to the provisions of Section 409A.
(b)	Unless required by Applicable Laws, no amendment contemplated in section 9.11(a) shall adversely affect the rights of any Participant at the time of such amendment with respect to PSUs credited to such Participant’s PSU Account at the time of such amendment without the consent of the affected Participant. Subject to sections 6.3 and 6.4, the Board or Committee may from time to time in its discretion, with the consent of a Participant, amend, vary, modify or in any other way change the entitlement of that Participant or any provisions of this Plan as applicable to that Participant.
(c)	The Board or Committee may at any time and from time to time suspend, in whole or in part, or terminate, this Plan.
(d)	If the Board or Committee terminates this Plan, no new PSUs will be credited to any Participant, but previously credited PSUs shall remain outstanding, be entitled to Dividend Equivalents as provided under section 4.2, and be paid in accordance with the terms and conditions of this Plan existing at the time of termination. This Plan will finally cease to operate for all purposes when the last remaining Participant receives payment in satisfaction of all PSUs recorded in such Participant’s PSU Account, or such PSUs terminate as a result of not vesting. The full powers of the Board and the Committee as provided for in this Plan will survive the termination of this Plan until the last remaining Participant receives payment in satisfaction of all PSUs recorded in such Participant’s PSU Account, or such PSUs terminate as a result of not vesting.

9.12 Costs

Unless otherwise determined by the Board or Committee, the Corporation will be responsible for all costs relating to the administration of this Plan.

9.13 No Assignment

(a)	Subject to the right of a Participant to designate one or more Beneficiaries entitled to receive benefits under this Plan following the death of the Participant as expressly set out herein, unless the Board or Committee specifically determines otherwise, no Participant may assign or transfer any right or interest under this Plan or any right to payment or benefit under this Plan or any PSUs granted hereunder, whether voluntarily or involuntarily, by operation of law (including in the event of bankruptcy or insolvency) or otherwise, including execution, levy, garnishment, attachment, pledge or bankruptcy, except to the extent otherwise required by Applicable Laws, and except by will or by the laws of succession or descent and distribution. Except as required by law, the right to receive a payment or benefit under this Plan is not capable of being subject to attachment or legal process for the payment of any debts or obligations or any Participant.
(b)	Except as hereafter provided, during the lifetime of a Participant, amounts payable under this Plan to a Participant shall be payable only to such Participant. In the event of death of a Participant, any amount payable under this Plan pursuant to section 6.1 shall be paid to the Beneficiaries or personal representatives of such Participant and any such payment shall be a complete discharge of the Corporation therefor. In the event a Participant is incapable of managing the Participant’s own affairs by reason of mental infirmity, any amount payable under this Plan may be paid to the person charged or appointed by law to administer the Participant’s affairs.

Appendix B-18

Appendix C: Sign-On Grant Agreement

Solium Inc. — ShareworksTM

GRANT AGREEMENT

RITCHIE BROS. AUCTIONEERS INCORPORATED
PERFORMANCE SHARE UNITS — SIGN-ON GRANT

This Grant Agreement is made as of the date set out in Schedule A hereto and is made between the undersigned “Participant” (the “Participant”), being an employee of Ritchie Bros. Auctioneers Incorporated (the “Corporation”) or a subsidiary of the Corporation (which employer is herein referred to as the “Employer”) designated pursuant to the terms of the Performance Share Unit Plan of the Corporation (which Plan, as the same may from time to time be modified, supplemented or amended and in effect is herein referred to as the “Plan”), and the Corporation.

In consideration of the grant or award of Performance Share Units made to the Participant hereunder (the receipt and sufficiency of which are hereby acknowledged), the Participant hereby agrees and confirms that:

1.	The Participant has received a copy of the Plan and has read, understands and agrees to be bound by the provisions of the Plan. In the event of any inconsistency between the terms of the Plan and the terms of this Grant Agreement, the terms of this Grant Agreement shall prevail.
2.	The Participant accepts and consents to and shall be deemed conclusively to have accepted and consented to all terms and conditions of the Plan and all actions or decisions made by the Board or the Committee or any person to whom the Committee may delegate administrative powers and duties under the Plan, in relation to the Plan, which provisions and consent shall also apply to and be binding on the Beneficiaries, other legal representatives, other beneficiaries and successors of the Participant.
3.	On the grant date (or, if applicable, grant dates) set out in Schedule A hereto, the Participant was granted Performance Share Units in such number as is set out in such Schedule A, which grant is evidenced by this Grant Agreement.
4.	The Performance Share Units evidenced by this Grant Agreement, and all Performance Share Units referred to in Section 4.2 of the Plan in respect of such Performance Share Units, and, if applicable, additional PSUs contemplated pursuant to section 5.2 of the Plan, shall vest at the time and in the manner, and subject to the restrictions and conditions, as are set out in Schedule A hereto (including any Exhibit thereto), which forms part of this Grant Agreement.
5.	As set out in the Plan, subject to the right of a Participant to designate one of more Beneficiaries entitled to receive benefits under the Plan following the death of the Participant as expressly set out in the Plan, the Participant may not assign or transfer any right or interest under the Plan or any PSUs granted to the Participant or any right to payment or benefits under the Plan, except to the extent otherwise required by Applicable Laws and except by will or by the laws of succession or descent and distribution.
6.	As set out in the Plan, the Plan may be amended by the Board or the Committee from time to time.
7.	The Plan includes provisions pursuant to which the Corporation and, if applicable, its Affiliates may withhold, or cause to be withheld, and deduct, or cause to be deducted, from any payment under the Plan and otherwise, a sufficient amount to cover Applicable Tax Withholdings, and take other action to satisfy obligations for payment of Applicable Tax Withholdings, including authority to withhold or receive property and make cash payments in respect thereof, and to require, prior to making any payment under the Plan, payment by the recipient to satisfy tax obligations.

Appendix C-1

8.	The Participant will at all times act in strict compliance with Applicable Laws and all rules and policies of the Corporation, including any insider trading policy of the Corporation in effect at the relevant time, applicable to the Participant in connection with the Plan and the Participant’s PSUs and will furnish to the Corporation all information and documentation or undertakings as may be required to permit compliance with applicable laws. The Participant acknowledges, agrees and consents to information being disclosed or provided to others as contemplated in the Plan.
9.	The Participant acknowledges that, if the Corporation is not the Participant’s Employer, the Employer has validly authorized and appointed the Corporation to enter into this Grant Agreement as the agent of the Employer.

The validity, construction and effect of this Grant Agreement shall be determined in accordance with the laws of British Columbia and the laws of Canada applicable therein.

Words used herein which are defined in the Plan shall have the respective meanings ascribed to them in the Plan.

This Agreement shall enure to the benefit and be binding upon the Corporation, the Employer and their respective successors, and on the Participant and the Participant’s legal representatives, beneficiaries and successors.

Appendix C-2

REVOCABLE BENEFICIARY DESIGNATION*

The Participant designates the following Beneficiary or Beneficiaries of the Participant for the purposes of the Plan.

The Participant reserves the right to change the designation of Beneficiaries or alter this designation as provided in the Plan.

Initial Designation	Beneficiary Change The Participant hereby revokes any previous designation and appoints the following each as a revocable Beneficiary of the Participant for the purposes of the Plan.

Given Names and Initial	Last Name	Relationship to Employee	% Allocation	Phone #

Given Names and Initial	Last Name	Relationship to Employee	% Allocation	Phone #

Given Names and Initial	Last Name	Relationship to Employee	% Allocation	Phone #

CHANGE OF BENEFICIARY NAME OR PHONE NUMBER

Use this section ONLY when the Participant is reporting a change in a current Beneficiary’s name or phone number.

The Participant hereby requests that the records under the Plan reflect the following change of name or phone number of a Beneficiary of the Participant.

FROM	Given Names and Initial	Last Name	Relationship to Employee	Phone #

TO	Given Names and Initial	Last Name	Relationship to Employee	Phone #

*	The ability to designate Beneficiaries for the purposes of the Plan is included solely for the convenience of the Participant. The designation is for the purposes of entitlement to receive benefits under the Plan following the death of the Participant. Neither the Company nor the Employer makes any representation regarding the validity or effectiveness of any Beneficiary designation, including, without limitation, in relation to potential claims or rights of creditors or a Participant’s estate planning. The Participant should consult with the Participant’s own advisors regarding designation or change of Beneficiaries.

Appendix C-3

IN WITNESS WHEREOF Ritchie Bros. Auctioneers Incorporated, on its own behalf and, if the Corporation is not the Employer, on behalf of and as agent for the Employer, has executed and delivered this Grant Agreement, and the Participant has signed, sealed and delivered this Grant Agreement, as of the date first above written.

RITCHIE BROS. AUCTIONEERS INCORPORATED	RITCHIE BROS. AUCTIONEERS INCORPORATED, as agent for the Employer
Per:	Per:
Per:	Per:
I, Ravichandra Saligram hereby confirm that I have reviewed the terms of this Grant Agreement
NAME OF PARTICIPANT
and I accept and agree to be bound by those terms.
(seal) SIGNATURE OF PARTICIPANT
Witness*
Witness*

*	If the Participant is completing the Beneficiary Designation or changing Beneficiaries, the Participant should sign this Grant Agreement in the presence of two witnesses present at the same time, which witnesses should sign while the Participant is present.

Schedule A to Grant Agreement

1.	Name of Participant:	Ravichandra Saligram
2.	Date of Grant Agreement:	30-Sep-20l4 00:00 MDT
3.	Number of Performance Share Units Granted:	102,375.102375
4.	Date of Grant:	11-Aug-2014

The terms, conditions and provisions applicable to the Performance Share Units Granted are set out in the Attached Exhibit.

Appendix C-4

EXHIBIT I

1. Definitions

In this Exhibit, unless there is something in the subject matter or context inconsistent therewith:

(a)	“Cause” shall have the meaning set forth in the Employment Agreement (as defined below);
(b)	“Employment Agreement” means the employment agreement dated as of June 16, 2014 between the Participant and Ritchie Bros. Auctioneers (Canada) Ltd.; and
(c)	“Good Reason” shall have the meaning set forth in the Employment Agreement.

All other capitalized terms used and not otherwise defined herein have the meaning ascribed to them in the Plan.

2. Vesting Period and Performance Criteria

Vest Schedule — PSUs

(a)	The PSUs will become eligible for vesting at a rate of 25% per year starting on the second anniversary of the grant date, with the actual number of units to vest to be determined based on achievement of pre-established performance criteria as set forth in section 2(b) below.
(b)	The actual number of units to vest will be determined by the Board of Directors of the Corporation based on absolute Total Shareholder Return (“TSR”) performance over the applicable rolling two, three, four and five year performance periods following the grant date as follows:

	TSR (CAGR)	PSU Payout %* (% of target units)
Threshold	5%	0%
Target	15%	100%
Maximum	20%	200%

*	Results interpolated between the points

CAGR = Compound Annual Growth Rate

(c)	For the purpose of calculating the TSR measure set forth above, the CAGR for any particular performance period shall be calculated using the compound annual return over the applicable performance period using values at the beginning and end of the performance period based on the prior 20-trading day average and based on reinvestment of any dividends paid on the common shares of the Corporation during the period into additional common shares
(d)	Consideration will be given by the Board of Directors to enhancing the vesting from prior tranches based on subsequent performance experienced for later tranches.
(e)	All PSUs referred to in Section 4.2 of the Plan in respect of the PSUs granted or awarded to Participants pursuant to Section 3.1 of the Plan shall vest at the time when the PSUs in respect of which such Dividend Equivalents were credited vest.
(f)	To the extent that the vesting criteria set out above result in the vesting of greater than 100% of the number of PSUs granted or awarded pursuant to Section 3.1 of the Plan (and Dividend Equivalents in respect of such PSUs), such additional PSUs shall deemed to have been granted and the Participant shall be credited with additional PSUs as contemplated pursuant to Section 5.2 of the Plan, as determined pursuant to such vesting criteria, which additional PSUs shall be fully vested when so granted, unless otherwise determined by the Board or Committee.

Appendix C-5

3. Termination

Except as otherwise specifically set forth in this section 3, the rights of the Participant with respect to the PSUs granted herein shall be as set forth in the Plan.

(a) Termination with Cause

Except as otherwise determined by the Board or Committee from time to time, in their sole discretion, in the event of the termination by the Corporation or an Affiliate of a Participant’s employment for Cause:

(i)	the Participant will be entitled to receive payment pursuant to the provisions of Article 6 of the Plan in respect of all PSUs recorded in such Participant’s PSU Account as at the last day of active employment of such Participant that had vested as at the last day of active employment of such Participant; and
(ii)	all PSUs recorded in the Participant’s PSU Account as at the last day of active employment of such Participant that had not vested prior to the last day of active employment of such Participant shall not vest and shall be forfeited and cancelled without payment.

(b) Termination without Cause Prior to 3 Years of Date Commencement of Employment

Except as otherwise determined by the Board or Committee from time to time, in their sole discretion, in the event that, prior to July 7, 2017, the Participant’s employment with the Corporation or its Affiliate is terminated by the Company without Cause (not including voluntary termination by the Participant) or terminated by the Participant for any reason:

(i)	the Participant will be entitled to receive payment pursuant to the provisions of Article 6 of the Plan in respect of all PSUs recorded in such Participant’s PSU Account as at the last day of active employment of such Participant that had vested as at the last day of active employment of such Participant; and
(ii)	all PSUs recorded in the Participant’s PSU Account as at the last day of active employment of such Participant that had not vested prior to the last day of active employment of such Participant shall not vest and shall be forfeited and cancelled without payment.

(c) Termination without Cause After 3 Years of Date Commencement of Employment

Except as otherwise determined by the Board or Committee from time to time, in their sole discretion, in the event that, on or subsequent to July 7, 2017, the Participant’s employment with the Corporation or its Affiliate is terminated by the Company without Cause (not including voluntary termination by the Participant) or terminated by the Participant for any reason:

(i)	the Participant will be entitled to receive payment pursuant to the provisions of Article 6 of the Plan in respect of all PSUs recorded in such Participant’s PSU Account as at the last day of active employment of such Participant that had vested as at the last day of active employment of such Participant; and
(ii)	the Participant will be entitled to receive payment pursuant to the provisions of Article 6 of the Plan in respect of all PSUs recorded in the Participant’s PSU Account as at the last day of active employment of the Participant (and, if applicable, any PSUs referred to in section 5.2 of the Plan credited to the Participant’s PSU Account after such last day of active employment in relation to any PSUs recorded in such Participant’s PSU Account as at such last day of active employment) that vest after the last day of active employment of such Participant, provided that the payment provided pursuant to section 6.1 of the Plan shall be prorated to reflect the percentage of the Vesting Period which the period, commencing on the first day of the Vesting Period or, if the Committee so determines, on the Grant Date and ending on the last day of active employment of such Participant, bears to the Vesting Period.

Appendix C-6

For purposes of the calculation in section 7.1(b) of the Plan, if the last day of active employment occurs other than on the last day of any month, it shall be deemed to have occurred as of the last day of the month during which the last day of active employment occurred. In addition, as contemplated in section 7.6 of the Plan, except as may be otherwise determined by the Board or the Committee, any Period of Absence during any Vesting Period, prior to the date of termination of the Participant’s employment with the Corporation or an Affiliate, shall be considered as active employment for the purposes of section 7.1(b) of the Plan.

4. General

The foregoing is subject to the provisions of the Plan regarding authority of the Committee to administer the Plan, including, without limitation, to construe and interpret any provisions of the Plan and decide all questions of fact arising in connection with such construction and interpretation and make such determinations and take such steps and actions as may be directed or permitted by the Plan and take such actions and steps in connection with the administration of the Plan as the Committee, in its discretion, may consider necessary and desirable, and regarding the discretion of the Committee to make changes or adjustments as the Committee may consider equitable and regarding waiver of restrictions with respect to conditions, limitations or restrictions, with respect to any PSU granted or awarded to any Participant and regarding amendment of the Plan and, if applicable, Grant Agreements or Grant Letters.

Appendix C-7

LOT # 2876
CATERPILLAR
CAT
CATERPILLAR

Copyright © 2017 Ritchie Bros. Auctioneers
rbauction.com/investors

RBA LISTED NYSE

RBA LISTED ON TMX

RITCHIE BROS.™

RITCHIE BROS. Auctioneers

Computershare
8th Floor, 100 University Avenue
Toronto, Ontario M5J 2Y1
www.computershare.com

Security Class

Holder Account Number

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Form of Proxy - Annual and Special Meeting to be held on May 1, 2017

This Form of Proxy is solicited by and on behalf of Management.

Notes to proxy

1. Every holder has the right to appoint some other person or company of their choice, who need not be a holder, to attend and act on their behalf at the meeting or any adjournment or postponement thereof. If you wish to appoint a person or company other than the persons whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see reverse).
2. If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy. If you are voting on behalf of a corporation or another individual you must sign this proxy with signing capacity stated, and you may be required to provide documentation evidencing your power to sign this proxy.
3. This proxy should be signed in the exact manner as the name(s) appear(s) on the proxy.
4. If this proxy is not dated, it will be deemed to bear the date on which it is mailed by Management to the holder.
5. **The securities represented by this proxy will be voted as directed by the holder, however, if such a direction is not made in respect of any matter, this proxy will be voted as recommended by Management. Management intends to vote FOR all of the nominees for director in proposal 1, and FOR proposals 2, 3 and 4.**
6. The securities represented by this proxy will be voted in favour or withheld from voting or voted against each of the matters described herein, as applicable, in accordance with the instructions of the holder, on any ballot that may be called for and, if the holder has specified a choice with respect to any matter to be acted on, the securities will be voted accordingly.
7. This proxy confers discretionary authority in respect of amendments or variations to matters identified in the Notice of Meeting or other matters that may properly come before the meeting or any adjournment or postponement thereof.
8. This proxy should be read in conjunction with the accompanying documentation provided by Management.

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Proxies submitted must be received by 11:00 AM, Eastern Time, on April 27, 2017.

VOTE USING THE INTERNET 24 HOURS A DAY 7 DAYS A WEEK!

To Vote Using the Internet

- Go to the following web site: www.investorvote.com
- **Smartphone?** Scan the QR code to vote now.

To Receive Documents Electronically

- You can enroll to receive future securityholder communications electronically by visiting www.investorcentre.com and clicking at the bottom of the page.

If you vote by the Internet, DO NOT mail back this proxy.

Voting by mail may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual.

Voting by mail or by Internet are the only methods by which a holder may appoint a person as proxyholder other than the Management nominees named on the reverse of this proxy. Instead of mailing this proxy, you may choose to vote using the Internet.

To vote by the Internet, you will need to provide your CONTROL NUMBER listed below.

CONTROL NUMBER

Appointment of Proxyholder

The undersigned registered shareholder of Ritchie Bros. Auctioneers Incorporated (the "Company") hereby appoints: Beverley Anne Briscoe, or failing this person, Ravichandra K. Saligram,

OR

Print the name of the person you are appointing if this person is someone other than the Chairman of the Meeting.

as my/our proxyholder with full power of substitution and to attend, act and to vote for and on behalf of the shareholder in accordance with the following direction (or if no directions have been given, as the proxyholder sees fit) and all other matters that may properly come before the Annual and Special Meeting of shareholders of the Company to be held at Fairmont Royal York, 100 Front Street West, Toronto, Ontario, Canada, M5J 1E3, on May 1, 2017 at 11:00 AM, Eastern Time, and at any adjournment or postponement thereof.

VOTING RECOMMENDATIONS ARE INDICATED BY HIGHLIGHTED TEXT OVER THE BOXES.

1. **Election of Directors**

	For	Withhold		For	Withhold		For	Withhold
01. Beverley Anne Briscoe	☐	☐	02. Robert George Elton	☐	☐	03. Erik Olsson	☐	☐
04. Eric Patel	☐	☐	05. Edward Baltazar Pitoniak	☐	☐	06. Sarah Elizabeth Raiss	☐	☐
07. Ravichandra K. Saligram	☐	☐	08. Christopher Zimmerman	☐	☐			

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For Withhold

2. **Appointment of Auditors**
To appoint Ernst & Young LLP as auditors of the Company for the fiscal year ending December 31, 2017, and to authorize the directors to fix their remuneration. ☐ ☐

For Against Abstain

For Against Abstain

4. **Performance Share Unit Plan**
To consider and, if deemed advisable, to pass, an ordinary resolution to ratify, confirm and approve the 2013 PSU Plan Amendment, as such term is defined in the accompanying proxy statement, the full text of which resolution is set out in the accompanying proxy statement. ☐ ☐ ☐

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Authorized Signature(s) - This section must be completed for your instructions to be executed.

I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. **If no voting instructions are indicated above, this Proxy will be voted as recommended by Management.**

Signature(s)

Date

DD / MM / YY

Interim Financial Statements - Mark this box if you would like to receive Interim Financial Statements and accompanying Management's Discussion and Analysis by mail. ☐

Annual Financial Statements - Mark this box if you would NOT like to receive the Annual Financial Statements and accompanying Management's Discussion and Analysis by mail. ☐

If you are not mailing back your proxy, you may register online to receive the above financial report(s) by mail at www.computershare.com/mailinglist.

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